UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is  not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and  Budget (“OMB”) control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing  the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2008 Annual Report

December 31, 2008

Morgan Stanley Institutional Fund, Inc.

Global and International Equity Portfolios

Active International Allocation

Emerging Markets

Global Franchise

Global Real Estate

Global Value Equity

International Equity

International Growth Active Extension

International Growth Equity

International Real Estate

International Small Cap

U.S. Equity Portfolios

Capital Growth

Focus Growth

Large Cap Relative Value

Small Company Growth

U.S. Real Estate

U.S. Small/Mid Cap Value

Fixed Income Portfolio

Emerging Markets Debt

2008 Annual Report

December 31, 2008

Table of Contents

Shareholder’s Letter	3
Performance Summary	4
Expense Examples	6
Portfolios of Investments Global and International Equity Portfolios:
Active International Allocation	8
Emerging Markets	20
Global Franchise	25
Global Real Estate	28
Global Value Equity	34
International Equity	38
International Growth Active Extension	43
International Growth Equity	49
International Real Estate	54
International Small Cap	59
U.S. Equity Portfolios:
Capital Growth	64
Focus Growth	67
Large Cap Relative Value	70
Small Company Growth	74
U.S. Real Estate	78
U.S. Small/Mid Cap Value	83
Fixed Income Portfolio:
Emerging Markets Debt	87
Statements of Assets and Liabilities	92
Statements of Operations	100
Statements of Changes in Net Assets	104
Statement of Cash Flows	116
Financial Highlights	117
Notes to Financial Statements	143
U.S. Privacy Policy	161
Director and Officer Information	164

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money. Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management’s website: www.morganstanley.com/msim.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio’s shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

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2008 Annual Report

December 31, 2008

Shareholder’s Letter

Dear Shareholders:

We are pleased to present to you the Fund’s Annual Report for the year ended December 31, 2008. Our Fund currently offers 17 portfolios providing investors with a full array of global and domestic equity and fixed-income products. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization) and fixed income (e.g., short, medium, and long duration; investment grade and high yield).

Sincerely,

Randy Takian

President and Principal Executive Officer

January 2009

3

2008 Annual Report

December 31, 2008

Performance Summary

						One Year			Five Year
	Inception Dates					Total Return			Average Annual Total Return
							Comparable				Comparable
	Class I	Class P	Class H	Class L	Class I	Class P	Indices		Class I	Class P	Indices
Global and International Equity Portfolios:
Active International Allocation	1/17/92	1/2/96	—	—	(39.25)%	(39.41)	(43.38)%	(1)	3.13%	2.86%	1.66%	(1)
Emerging Markets	9/25/92	1/2/96	—	—	(56.39)	(56.50)	(53.33)	(2)	7.30	7.03	7.66	(2)
Global Franchise	11/28/01	11/28/01	—	—	(28.88)	(29.00)	(40.71)	(3)	3.83	3.57	(0.51)	(3)
Global Real Estate	8/30/06	8/30/06	1/2/08	6/16/08	(45.00)	(45.15)	(47.83)	(4)	—	—	—	(4)
Global Value Equity	7/15/92	1/2/96	—	—	(41.82)	(41.98)	(40.71)	(3)	(1.88)	(2.14)	(0.51)	(3)
International Equity	8/4/89	1/2/96	—	—	(33.12)	(33.21)	(43.38)	(1)	2.82	2.58	1.66	(1)
International Growth Active Extension	7/31/07	7/31/07	1/2/08	6/16/08	(54.13)	(54.48)	(43.38)	(1)	—	—	—	(1)
International Growth Equity	12/27/05	12/27/05	—	—	(48.70)	(48.82)	(43.38)	(1)	—	—	—	(1)
International Real Estate	10/1/97	10/1/97	—	—	(49.95)	(50.05)	(51.38)	(5)	1.86	1.63	1.39	(5)
International Small Cap	12/15/92	10/21/08	—	—	(38.33)	—	(47.01)	(6)	1.51	—	1.14	(6)
U.S. Equity Portfolios:
Capital Growth	4/2/91	1/2/96	—	—	(50.47)	(50.57)	(38.44)	(8)	(4.70)	(4.94)	(3.42)	(8)
Focus Growth	3/8/95	1/2/96	—	—	(52.19)	(52.27)	(38.44)	(8)	(5.17)	(5.40)	(3.42)	(8)
Large Cap Relative Value	1/31/90	1/2/96	—	—	(32.01)	(32.21)	(36.85)	(7)	0.59	0.30	(0.79)	(7)
Small Company Growth	11/1/89	1/2/96	—	—	(41.84)	(41.97)	(38.54)	(9)	(1.93)	(2.17)	(2.35)	(9)
U.S. Real Estate	2/24/95	1/2/96	—	—	(38.07)	(38.26)	(37.73)	(10)	2.97	2.72	0.91	(10)
U.S. Small/Mid Cap Value	9/27/07	9/27/07	—	—	(38.03)	(38.21)	(31.99)	(11)	—	—	—	(11)
Fixed Income Portfolio:
Emerging Markets Debt	2/1/94	1/2/96	1/2/08	6/16/08	(10.07)	(10.34)	(5.22)	(12)	5.26	4.98	6.60	(12)

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2008 Annual Report

December 31, 2008

Performance Summary (cont’d)

Ten Year						Since Inception
Average Annual Total Return						Average Annual Total Return
					Comparable		Comparable			Comparable			Comparable
		Comparable			Indices -		Indices -			Indices -			Indices -
Class I	Class P	Indices		Class I	Class I	Class P	Class P	Class H		Class H	Class L		Class L
1.94%	1.63%	0.80%	(1)	5.28%	4.33%	4.07%	2.63%	—%		—%	—%		—%	(1)
9.40	9.12	9.05	(2)	7.09	6.44	5.27	3.94	—		—	—		—	(2)
—	—	—	(3)	8.20	0.79	7.91	0.79	—		—	—		—	(3)
—	—	—	(4)	(19.99)	(21.54)	(20.22)	(21.54)	(44.88	)†	(47.68)	(63.88	)††	(43.95)	(4)
0.34	0.08	(0.64)	(3)	7.36	5.33	4.32	3.30	—		—	—		—	(3)
5.38	5.14	0.80	(1)	8.93	3.03	7.72	2.63	—		—	—		—	(1)
—	—	—	(1)	(39.60)	(32.15)	(39.96)	(32.15)	(54.42	)†	(43.38)	(73.12	)††	(38.46)	(1)
—	—	—	(1)	(9.08)	(7.45)	(9.30)	(7.45)	—		—	—		—	(1)
7.23	6.96	6.31	(5)	6.39	5.18	6.13	5.18	—		—	—		—	(5)
7.03	—	3.72	(6)	8.65	3.22	1.56 †††	(4.31)	—		—	—		—	(6)

(2.78)	(3.02)	(4.27)	(8)	6.22	5.48	3.11	2.79	—		—	—		—	(8)
(2.40)	(2.63)	(4.27)	(8)	6.54	4.61	3.87	2.79	—		—	—		—	(8)
2.87	2.62	1.36	(7)	8.06	8.69	6.04	6.12	—		—	—		—	(7)
5.06	4.81	(0.76)	(9)	9.01	4.55	6.75	1.26	—		—	—		—	(9)
8.34	8.05	7.42	(10)	10.94	8.66	9.71	8.08	—		—	—		—	(10)
—	—	—	(11)	(34.44)	(30.83)	(34.65)	(30.83)	—		—	—		—	(11)

11.48	11.17	10.91	(12)	9.27	9.48	9.54	10.66	(10.70	)†	(5.62)	(20.75	)††	(6.28)	(12)

†	Performance figures are cumulative since inception as Class H shares commenced operations on January 2, 2008.

††	Performance figures are cumulative since inception as Class L shares commenced operations on June 16, 2008.

†††	Performance figures are cumulative since inception as Class P shares commenced operations on October 21, 2008.

Performance data quoted assumes that all dividends and distributions, if any, were reinvested and represents past performance, which is no guarantee of future results. Returns do not reflect the deduction of any applicable sales charges for Class H shares. Such costs would lower performance. Current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/msim or call 1-800-548-7786. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Indices:

(1)	MSCI EAFE (Europe, Australasia, and Far East)
(2)	MSCI Emerging Markets Net
(3)	MSCI World
(4)	FTSE EPRA/NAREIT Global Real Estate — Net Total Return to U.S. Investors
(5)	FTSE EPRA/NAREIT Global ex-North America Real Estate (80% Europe/20% Asia)
(6)	MSCI EAFE Small Cap Total Return
(7)	Russell 1000® Value
(8)	Russell 1000® Growth
(9)	Russell 2000® Growth
(10)	FTSE NAREIT Equity REIT
(11)	Russell 2500® Value
(12)	J.P. Morgan EMBI Global Bond /J.P. Morgan GBI-EM Global Diversified Bond

5

2008 Annual Report

December 31, 2008

Expense Examples (unaudited)

Expense Examples

As a shareholder of a Portfolio, you may incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including management fees, shareholder servicing and distribution fees (in the case of Class P, Class H and Class L) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Class P shares of the International Small Cap Portfolio commenced operations on October 21, 2008, however, expenses did not begin accruing until October 22, 2008; therefore, “Actual Expenses Paid During Period” reflect activity from October 22, 2008 through December 31, 2008.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that while the Class P shares of the International Small CapPortfolio commenced operations on October 21, 2008, the “Hypothetical Expenses Paid During the Period” reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that the annualized expense ratios for the Class P shares were in effect during the period from July 1, 2008 through December 31, 2008.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Expenses are calculated using each Fund’s annualized expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366(to reflect the most recent one-half year period).

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2008 Annual Report

December 31, 2008

Expense Examples (cont’d)

				Actual			Net
	Beginning	Actual Ending		Expenses			Expense
	Account	Account	Hypothetical	Paid		Hypothetical	Ratio
	Value	Value	Ending Account	During		Expenses Paid	During
	7/1/08	12/31/08	Value	Period*		During Period*	Period
Active International Allocation Class I	$1,000.00	$ 670.70	$1,021.17	$ 3.32		$ 4.01	0.79%
Active International Allocation Class P	1,000.00	669.10	1,019.91	4.36		5.28	1.04
Emerging Markets Class I	1,000.00	516.90	1,017.34	5.91		7.86	1.55
Emerging Markets Class P	1,000.00	516.30	1,016.09	6.86		9.12	1.80
Global Franchise Class I	1,000.00	826.60	1,020.11	4.59		5.08	1.00
Global Franchise Class P	1,000.00	825.50	1,018.85	5.74		6.34	1.25
Global Real Estate Class I	1,000.00	631.80	1,019.76	4.39		5.43	1.07
Global Real Estate Class P	1,000.00	631.00	1,018.55	5.37		6.65	1.31
Global Real Estate Class H	1,000.00	630.40	1,021.52	2.95		3.66	0.72
Global Real Estate Class L	1,000.00	630.20	1,016.54	7.01		8.67	1.71
Global Value Equity Class I	1,000.00	686.50	1,020.06	4.28		5.13	1.01
Global Value Equity Class P	1,000.00	685.20	1,018.85	5.30		6.34	1.25
International Equity Class I	1,000.00	723.00	1,020.21	4.24		4.98	0.98
International Equity Class P	1,000.00	722.70	1,018.95	5.33		6.24	1.23
International Growth Active Extension Class I	1,000.00	519.10	1,013.88	8.55		11.34	2.24
International Growth Active Extension Class P	1,000.00	515.80	1,012.62	9.49		12.60	2.49
International Growth Active Extension Class H	1,000.00	515.10	1,010.91	10.78		14.30	2.83
International Growth Active Extension Class L	1,000.00	520.50	1,014.48	8.10		10.74	2.12
International Growth Equity Class I	1,000.00	573.80	1,020.11	3.96		5.08	1.00
International Growth Equity Class P	1,000.00	573.30	1,018.85	4.94		6.34	1.25
International Real Estate Class I	1,000.00	585.40	1,020.36	3.79		4.82	0.95
International Real Estate Class P	1,000.00	584.90	1,019.10	4.78		6.09	1.20
International Small Cap Class I	1,000.00	683.10	1,019.36	4.87		5.84	1.15
International Small Cap Class P	1,000.00	1,015.60	1,016.19	3.53	**	9.02	1.78
Capital Growth Class I	1,000.00	551.00	1,021.87	2.53		3.30	0.65
Capital Growth Class P	1,000.00	550.10	1,020.61	3.51		4.57	0.90
Focus Growth Class I	1,000.00	516.80	1,020.06	3.85		5.13	1.01
Focus Growth Class P	1,000.00	516.80	1,018.80	4.80		6.39	1.26
Large Cap Relative Value Class I	1,000.00	777.10	1,021.52	3.22		3.66	0.72
Large Cap Relative Value Class P	1,000.00	775.30	1,020.26	4.33		4.93	0.97
Small Company Growth Class I	1,000.00	669.90	1,019.96	4.32		5.23	1.03
Small Company Growth Class P	1,000.00	669.50	1,018.70	5.37		6.50	1.28
U.S. Real Estate Class I	1,000.00	646.40	1,020.21	4.06		4.98	0.98
U.S. Real Estate Class P	1,000.00	645.70	1,018.90	5.13		6.29	1.24
U.S. Small/Mid Cap Value Class I	1,000.00	698.60	1,018.40	5.72		6.80	1.34
U.S. Small/Mid Cap Value Class P	1,000.00	697.50	1,017.14	6.78		8.06	1.59
Emerging Markets Debt Class I	1,000.00	873.40	1,020.26	4.57		4.93	0.97
Emerging Markets Debt Class P	1,000.00	872.10	1,019.30	5.46		5.89	1.16
Emerging Markets Debt Class H	1,000.00	873.00	1,018.85	5.89		6.34	1.25
Emerging Markets Debt Class L	1,000.00	871.20	1,016.84	7.76		8.36	1.65

*

Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the most recent one-half year period).

**

Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 72/366 (to reflect the most recent one-half year period).

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2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

Active International Allocation Portfolio

The Active International Allocation Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -39.25%, net of fees, for Class I shares. The Portfolio’s Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned -43.38%.

Factors Affecting Performance

•                  The value destruction of 2008 was mitigated slightly in the month of December by a 6% rise in international equities (as measured by the MSCI EAFE Index). This did little to soften the 2008 returns however, with the Index down 43.38% in U.S. dollar terms. Regional returns (as measured by the Index) in U.S. dollars were roughly: Japan, -29%; Europe, -46%; Asia ex-Japan, -50% and the emerging markets, -53%. Sector performance for the year was entirely negative, as follows: health care, -18%; utilities, -28%; consumer staples, -31%; information technology, -45%; industrials, -44%, materials, -52%; and financials, -55%. There were huge and divergent currency moves relative to the U.S. dollar for the year, with the Japanese yen up 23%, while the euro lost 5% and the British pound collapsed 28%.

•                  Relative to the Index, the Portfolio’s outperformance was due to its underweight position in financials. However, this was slightly offset by an overweight to technology. We positioned the Portfolio cyclically in the first half of the year and more defensively in the latter half. On average, the Portfolio held approximately 6% cash in the second half, which we reduced to about 3% during December, due to the oversold condition of the market.

Management Strategies

•                  Economic reports continue to confirm the worst global, synchronized slowdown in at least three decades. Along with a plunge in industrial activity, global business surveys collapsed, and consumers in Europe, Japan and the U.S. drastically reduced spending. In our view, keeping hope and confidence alive is vital to putting a floor under this recession. The good news is that the global authorities have started to implement massive fiscal stimulus and slash taxes and short-term interest rates and that the cost of gasoline has fallen sharply. Equally important, we think, was the U.S. Federal Reserve’s decision to buy $500-$600 billion of mortgage debt directly from the Government Sponsored Enterprises (GSEs) and $200-$300 billion of asset-backed securities to support consumer lending. Federal Reserve Chairman Bernanke also said the Fed is open to buying longer-dated Treasuries and even corporate debt.

•                  Resolutions of every prior major banking crisis were elusive, until bad assets were removed (or written off) from the banks’ balance sheets. This has not completely happened yet in the U.S. and Europe. Many of the bad assets are synthetic, leveraged instruments collateralized by mortgages, consumer loans, and commercial real estate. Because the reasonable price of these assets is unknowable until the extent of the economic downturn and the medium-term cost of capital is clearer, sellers are reluctant to sell, and buyers are not buying. Private equity firms are under pressure to spend their funds on working capital, rather than acquisitions; sovereign wealth funds need to conserve capital for domestic purposes; and distressed bond funds are still only picking at the margin. Everything governments and central banks have done to encourage the pricing and clearing of these assets (including TARP) has been helpful but up to now, insufficient in our view. That said, governments and central banks have so far been able to buy time as they wind down the shadow banking system and work to repair the financial system and credit conduits.

•                  As we look out on the prospects for 2009, there is virtually no clarity yet on economic growth for 2009 and 2010. Large swathes of the credit markets, while better, are still not functioning and toxic assets remain on bank balance sheets. In our view, without the availability of credit, the economy, and therefore equities, will not be able to decisively sustain a recovery.

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2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

Active International Allocation Portfolio

•                  That said, we believe equity markets are oversold and prone to sharp tactical rallies, as the economic, fiscal and monetary news unfolds. Our work shows us that equity valuations are reasonably priced, but not necessarily cheap, given the level of economic and financial distress. We remain cautious.

*   Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)

Portfolio — Class I (4)	(39.25)%	3.13%	1.94%	5.28%
MSCI EAFE Index	(43.38)	1.66	0.80	4.33
Lipper International Large-Cap Core Funds Index	(43.31)	1.26	1.73	5.78

Portfolio — Class P (5)	(39.41)	2.86	1.63	4.07
MSCI EAFE Index	(43.38)	1.66	0.80	2.63
Lipper International Large-Cap Core Funds Index	(43.31)	1.26	1.73	4.18

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Large-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on January 17, 1992
(5)	Commenced operations on January 2, 1996
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition**

Percentage of
Classification	Total Investments
Pharmaceuticals	11.0%
Oil, Gas & Consumable Fuels	8.2
Commercial Banks	7.8
Food Products	5.6
Other***	67.4
Total Investments	100.0%

**	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2008.
***	Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

9

2008 Annual Report

December 31, 2008

Portfolio of Investments

Active International Allocation Portfolio

		Value
	Shares	(000)
Common Stocks (97.0%)
Australia (2.0%)
AGL Energy Ltd.	13,793	$ 147
Alumina Ltd.	37,564	37
Amcor Ltd.	42,601	173
AMP Ltd.	50,078	190
Ansell Ltd. (c)	2,311	20
Aristocrat Leisure Ltd.	5,302	15
Asciano Group	14,978	16
ASX Ltd.	2,832	66
Australia & New Zealand Banking Group Ltd.	39,773	427
AXA Asia Pacific Holdings Ltd.	15,474	54
Bendigo & Adelaide Bank Ltd.	4,692	36
BHP Billiton Ltd.	105,286	2,217
Billabong International Ltd.	2,929	16
BlueScope Steel Ltd.	24,370	60
Boart Longyear Group	25,056	4
Boral Ltd. (c)	29,092	94
Brambles Ltd.	35,595	185
Caltex Australia Ltd. (c)	11,082	56
CFS Retail Property Trust REIT (c)	29,725	39
Coca-Cola Amatil Ltd.	16,092	104
Cochlear Ltd.	924	36
Commonwealth Bank of Australia	26,065	528
Computershare Ltd.	8,016	44
Crown Ltd.	7,679	32
CSL Ltd.	13,430	317
CSR Ltd. (c)	50,798	63
Dexus Property Group REIT	45,764	27
Fairfax Media Ltd. (c)	37,059	43
Fortescue Metals Group Ltd. (a)(c)	23,253	32
Foster’s Group Ltd.	57,016	219
Goodman Fielder Ltd.	22,864	21
Goodman Group REIT	35,527	19
GPT Group REIT	72,261	47
Harvey Norman Holdings Ltd. (c)	8,905	17
Incitec Pivot Ltd.	21,387	38
Insurance Australia Group Ltd.	53,694	146
James Hardie Industries N.V. (c)	23,021	75
Leighton Holdings Ltd. (c)	5,464	106
Lend Lease Corp. Ltd.	11,733	59
Lion Nathan Ltd.	4,844	28
Macquarie Airports	11,500	19
Macquarie Group Ltd. (c)	7,701	157
Macquarie Infrastructure Group	70,911	85
Macquarie Office Trust REIT	34,843	6
Metcash Ltd.	13,117	40
Mirvac Group REIT	18,051	16
National Australia Bank Ltd. (c)	32,949	483
Newcrest Mining Ltd.	14,215	337
OneSteel Ltd.	26,367	46
Orica Ltd.	15,355	151
Origin Energy Ltd.	25,507	288
OZ Minerals Ltd. (c)(d)	54,866	23
Paladin Energy Ltd. (a)	10,336	18
PaperlinX Ltd.	14,803	7
Perpetual Ltd.	681	18
Qantas Airways Ltd.	15,466	28
QBE Insurance Group Ltd. (c)	24,116	438
Rio Tinto Ltd. (c)	9,106	244
Santos Ltd.	18,197	190
Sims Metal Management Ltd.	2,800	34
Sonic Healthcare Ltd.	7,528	77
Stockland REIT	27,296	79
Suncorp-Metway Ltd.	24,003	142
TABCORP Holdings Ltd.	14,239	70
Tatts Group Ltd.	18,850	37
Telstra Corp. Ltd.	99,265	266
Toll Holdings Ltd. (c)	15,272	66
Transurban Group (c)	29,438	113
Virgin Blue Holdings Ltd.	12,474	3
Wesfarmers Ltd.	24,285	307
Wesfarmers Ltd. PPS	7,385	93
Westfield Group REIT	31,278	288
Westpac Banking Corp.	49,286	587
Woodside Petroleum Ltd.	15,968	412
Woolworths Ltd.	34,418	642
WorleyParsons Ltd.	2,684	27
		11,690
Austria (0.0%)
Erste Group Bank AG (c)	205	5
Belgium (0.4%)
Anheuser-Busch InBev N.V. (c)	28,900	670
Anheuser-Busch InBev N.V. VVPR (a)	17,784	—	@
Belgacom S.A. (c)	8,877	339
Groupe Bruxelles Lambert S.A. (c)	4,777	380
KBC Groep N.V.	8,099	245
Nationale a Portefeuille	2,339	114
Solvay S.A., Class A (c)	3,665	272
UCB S.A. (c)	8,995	293
Umicore (c)	7,660	151
		2,464
Brazil (0.2%)
All America Latina Logistica S.A.	43,200	193
Banco do Brasil S.A.	34,500	224
Cia Energetica de Minas Gerais S.A. (Preference)	1	—	@
Cyrela Brazil Realty S.A.	42,900	173
Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	8,580	22
Lojas Renner S.A.	29,100	199
Perdigao S.A. (a)	21,300	277
Sadia S.A. (Preference)	76,877	125
		1,213

10	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Denmark (0.6%)
AP Moller - Maersk A/S	76	$ 407
DSV A/S	11,750	128
GN Store Nord A/S (a)	25,467	50
Novo-Nordisk A/S, Class B	40,029	2,037
Novozymes A/S, Class B	2,864	228
Vestas Wind Systems A/S (a)	9,602	571
		3,421
Finland (1.2%)
Fortum Oyj (c)	27,278	586
Kesko Oyj, Class B (c)	13,895	348
Kone Oyj, Class B (c)	8,819	193
Metso Oyj (c)	8,674	105
Neste Oil Oyj (c)	8,252	123
Nokia Oyj (c)	272,204	4,220
Outokumpu Oyj	9,991	117
Rautaruukki Oyj (c)	5,946	103
Sampo Oyj, Class A	17,422	326
Stora Enso Oyj, Class R (c)	42,157	329
UPM-Kymmene Oyj	36,668	465
Wartsila Oyj (c)	3,594	107
		7,022
France (10.5%)
Accor S.A. (c)	13,357	657
Air Liquide S.A. (c)	21,898	2,004
Alcatel-Lucent (a)(c)	130,864	283
Alstom (c)	15,984	944
ArcelorMittal (c)	62,821	1,514
Atos Origin S.A.	2,078	52
AXA S.A. (c)	70,219	1,566
BNP Paribas	53,510	2,260
Bouygues	35,272	1,493
Cap Gemini S.A. (c)	13,103	505
Carrefour S.A. (c)	90,417	3,472
Casino Guichard Perrachon S.A. (c)	10,592	806
Cie de Saint-Gobain (c)	18,240	860
Cie Generale d’Optique Essilor International S.A. (c)	18,913	887
CNP Assurances	2,798	203
Compagnie Generale des Etablissements Michelin, Class B (c)	5,304	278
Credit Agricole S.A.	34,143	388
Dassault Systemes S.A. (c)	5,663	256
Electricite de France	187	11
Eurazeo	1,498	70
European Aeronautic Defense & Space Co. N.V. (c)	14,653	247
France Telecom S.A. (c)	169,302	4,736
GDF Suez S.A. (c)	51,961	2,573
Groupe Danone (c)	32,872	1,984
Hermes International (c)	4,191	585
Imerys S.A.	2,425	110
Lafarge S.A. (c)	13,126	798
Lagardere S.C.A. (c)	11,315	459
L’Oreal S.A. (c)	12,243	1,064
LVMH Moet Hennessy Louis Vuitton S.A. (c)	16,196	1,088
Neopost S.A.	2,954	267
Pernod-Ricard S.A. (c)	3,180	236
Peugeot S.A. (c)	5,883	100
PPR (c)	3,223	211
Publicis Groupe (c)	5,491	141
Renault S.A. (c)	6,055	158
Safran S.A.	4,812	65
Sanofi-Aventis S.A. (c)	103,353	6,564
Schneider Electric S.A. (c)	26,873	2,007
SCOR SE	4,069	94
Societe BIC S.A.	1,790	103
Societe Generale	20,040	1,015
Societe Television Francaise 1 (c)	12,949	189
Sodexo (c)	6,417	355
Technip S.A. (c)	9,503	291
Thales S.A. (c)	6,584	275
Total S.A. (c)	190,600	10,391
Unibail-Rodamco REIT	67	10
Valeo S.A. (c)	5,824	87
Vallourec	2,485	283
Veolia Environnement (c)	49,288	1,547
Vinci S.A.	16,850	710
Vivendi (c)	94,582	3,079
Zodiac S.A.	774	28
		60,359
Germany (8.8%)
Adidas AG (c)	12,872	495
Allianz SE (Registered) (c)	18,800	2,017
BASF AG (c)	85,333	3,372
Bayer AG (c)	58,974	3,464
Bayerische Motoren Werke AG (c)	340	11
Beiersdorf AG (c)	11,711	697
Celesio AG (c)	6,826	186
Commerzbank AG (c)	18,707	178
Daimler AG (c)	52,640	2,000
Deutsche Bank AG (Registered) (c)	14,584	582
Deutsche Boerse AG (c)	19,320	1,407
Deutsche Lufthansa AG (Registered)	14,582	231
Deutsche Post AG (Registered) (c)	46,451	786
Deutsche Postbank AG (c)	3,501	77
Deutsche Telekom AG (c)	237,372	3,607
E.ON AG (c)	221,594	8,961
Fresenius Medical Care AG & Co. KGaA (c)	16,666	782
Henkel KGaA (Non-Voting Shares) (c)	17,347	556
Hochtief AG	3,004	152
Infineon Technologies AG (a)(c)	36,889	51
K&S AG (c)	21,305	1,223
Linde AG (c)	8,476	717
MAN AG	7,562	417
Merck KGaA	5,489	499

The accompanying notes are an integral part of the financial statements.	11

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Germany (cont’d)
Metro AG (c)	26,325	$ 1,067
Muenchener Rueckversicherungs AG (Registered) (c)	9,485	1,491
Porsche Automobil Holding SE (Non-Voting Shares) (c)	7,903	616
Puma AG Rudolf Dassler Sport	571	113
RWE AG (c)	47,334	4,255
RWE AG (Non-Voting Shares)	3,634	275
SAP AG (c)	79,020	2,832
Siemens AG (Registered) (c)	46,346	3,471
Suedzucker AG (c)	9,046	138
ThyssenKrupp AG (c)	22,339	604
TUI AG (c)	9,833	112
Volkswagen AG	7,913	2,772
Volkswagen AG (Non-Voting Shares) (c)	6,000	320
		50,534
Greece (0.3%)
Alpha Bank A.E.	32,683	307
EFG Eurobank Ergasias S.A.	23,085	183
National Bank of Greece S.A.	42,489	787
OPAP S.A.	9,540	275
Piraeus Bank S.A.	26,875	242
Titan Cement Co., S.A.	3,950	76
		1,870
Hong Kong (2.5%)
Agile Property Holdings Ltd.	291,280	154
Bank of East Asia Ltd.	119,000	251
BOC Hong Kong Holdings Ltd.	327,000	373
Cathay Pacific Airways Ltd.	112,000	126
Chaoda Modern Agriculture Holdings Ltd. (c)	176,904	114
Cheung Kong Holdings Ltd.	113,000	1,077
Cheung Kong Infrastructure Holdings Ltd.	38,000	143
China Resources Enterprise Ltd. (c)	102,000	179
China Resources Land Ltd.	145,000	179
China Travel International Investment Hong Kong Ltd. (c)	768,000	151
Chow Sang Sang Holdings	57,438	30
CLP Holdings Ltd. (c)	156,000	1,061
Daphne International Holdings Ltd. (c)	321,200	53
Esprit Holdings Ltd.	94,600	539
Hang Lung Group Ltd.	68,000	208
Hang Lung Properties Ltd. (c)	320,500	703
Hang Seng Bank Ltd. (c)	70,900	936
Henderson Land Development Co., Ltd.	90,000	336
Hong Kong & China Gas Co., Ltd. (c)	330,000	500
Hong Kong Exchanges & Clearing Ltd.	82,400	790
HongKong Electric Holdings	100,000	563
Hopewell Holdings Ltd.	50,000	165
Hutchison Telecommunications International Ltd.	115,000	31
Hutchison Whampoa Ltd.	183,000	923
Hysan Development Co., Ltd.	45,000	73
Kerry Properties Ltd.	65,000	175
Li & Fung Ltd. (c)	332,000	573
Li Ning Co. Ltd. (c)	94,000	148
Link (The) REIT	151,000	251
MTR Corp. (c)	119,500	279
New World China Land Ltd.	271,600	83
New World Development Ltd.	209,000	214
Noble Group Ltd.	173,000	124
NWS Holdings Ltd.	12,000	18
PCCW Ltd. (c)	242,000	116
Rexcapital Financial Holdings Ltd. (a)	891,948	22
Shangri-La Asia Ltd.	6,000	7
Sino Land Co.	144,000	150
Sun Hung Kai Properties Ltd.	129,500	1,089
Swire Pacific Ltd., Class A	65,000	451
Wharf Holdings Ltd.	115,000	318
Wheelock & Co., Ltd.	82,000	182
Wing Hang Bank Ltd.	15,000	87
Yue Yuen Industrial Holdings Ltd.	54,000	107
		14,052
Indonesia (0.1%)
Astra International Tbk PT	258,000	260
Ireland (0.1%)
CRH plc	554	14
Experian plc	35,818	224
		238
Italy (0.7%)
Alleanza Assicurazioni S.p.A.	10,973	89
Assicurazioni Generali S.p.A.	31,368	860
Banco Popolare S.C.	441	3
Enel S.p.A.	3,756	24
ENI S.p.A.	37,836	897
Intesa Sanpaolo S.p.A.	462,253	1,665
Telecom Italia S.p.A.	10,225	17
UniCredit S.p.A.	200,060	498
Unione di Banche Italiane SCPA	468	7
		4,060
Japan (29.8%)
77 Bank Ltd. (The)	76,000	413
Acom Co., Ltd. (c)	2,980	125
Advantest Corp. (c)	18,390	298
Aeon Co., Ltd. (c)	45,700	458
Aeon Credit Service Co., Ltd.	3,600	38
Aeon Mall Co., Ltd.	400	8
Aiful Corp. (c)	2,500	7
Aioi Insurance Co., Ltd.	3,000	16
Ajinomoto Co., Inc. (c)	73,400	800
Alps Electric Co., Ltd.	16,000	78
Amada Co., Ltd.	28,000	135
Aozora Bank Ltd.	3,100	3
Asahi Breweries Ltd.	22,600	389
Asahi Glass Co., Ltd.	123,800	703
Asahi Kasei Corp.	121,000	532

12	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Asatsu-DK, Inc. (c)	3,600	$ 81
Astellas Pharma, Inc.	46,700	1,900
Bank of Kyoto Ltd. (The) (c)	29,000	325
Bank of Yokohama Ltd. (The)	180,000	1,065
Benesse Corp.	5,900	258
Bridgestone Corp. (c)	91,000	1,367
Canon, Inc.	96,300	3,023
Casio Computer Co., Ltd.	38,500	242
Central Japan Railway Co.	150	1,296
Chiba Bank Ltd. (The)	77,000	481
Chiyoda Corp.	20,000	111
Chubu Electric Power Co., Inc.	55,600	1,690
Chugai Pharmaceutical Co., Ltd.	24,507	474
Chuo Mitsui Trust Holdings, Inc.	62,545	306
Citizen Holdings Co., Ltd. (c)	32,800	119
Coca-Cola West Co., Ltd. (c)	700	15
COMSYS Holdings Corp. (c)	17,000	158
Credit Saison Co., Ltd.	6,700	92
CSK Holdings Corp. (c)	7,100	39
Dai Nippon Printing Co., Ltd.	44,600	492
Daicel Chemical Industries Ltd. (c)	15,000	71
Daiichi Sankyo Co., Ltd.	63,400	1,507
Daikin Industries Ltd. (c)	17,800	469
Dainippon Ink & Chemicals, Inc.	66,000	138
Daito Trust Construction Co., Ltd.	16,500	864
Daiwa House Industry Co., Ltd. (c)	85,600	838
Daiwa Securities Group, Inc.	186,000	1,108
Denki Kagaku Kogyo KK	42,000	103
Denso Corp.	65,350	1,087
Dowa Holdings, Co., Ltd. (c)	57,000	210
East Japan Railway Co.	369	2,882
Ebara Corp. (c)	32,800	76
Eisai Co., Ltd.	21,802	903
FamilyMart Co., Ltd.	5,900	256
Fanuc Ltd. (c)	18,500	1,316
Fast Retailing Co., Ltd.	9,000	1,312
Fuji Electric Holdings Co., Ltd. (c)	15,000	23
Fuji Media Holdings, Inc.	36	51
Fuji Soft, Inc. (c)	3,500	74
FUJIFILM Holdings Corp.	45,700	1,006
Fujikura Ltd.	24,000	79
Fujitsu Ltd. (c)	172,200	832
Fukuoka Financial Group, Inc.	105,000	457
Furukawa Electric Co., Ltd. (c)	58,800	286
Gunma Bank Ltd. (The)	3,000	19
H2O Retailing Corp. (c)	10,000	75
Hachijuni Bank Ltd. (The)	3,000	17
Hirose Electric Co., Ltd. (c)	2,800	283
Hiroshima Bank Ltd. (The)	5,000	22
Hitachi Construction Machinery Co., Ltd. (c)	3,100	37
Hitachi Ltd.	313,000	1,214
Hokkaido Electric Power Co., Inc. (c)	11,000	278
Hokuhoku Financial Group, Inc.	199,000	471
Honda Motor Co., Ltd.	155,204	3,366
Hoya Corp. (c)	38,600	671
Ibiden Co., Ltd. (c)	11,200	231
IHI Corp. (c)	102,000	129
INPEX Corp.	47	371
Isetan Mitsukoshi Holdings Ltd. (a)	31,680	273
IT Holdings Corp. (a)	3,304	51
Ito En Ltd. (c)	2,100	31
Ito En Ltd. (Preference)	630	6
Itochu Corp.	164,000	823
Itochu Techno-Solutions Corp. (c)	2,900	71
J Front Retailing Co., Ltd.	38,000	157
Jafco Co., Ltd.	300	8
Japan Airlines Corp. (a)(c)	89,000	211
Japan Prime Realty Investment Corp. REIT	3	7
Japan Real Estate Investment Corp. REIT	53	476
Japan Retail Fund Investment Corp. REIT	48	208
Japan Tobacco, Inc.	392	1,298
JFE Holdings, Inc. (c)	37,500	992
JGC Corp.	26,000	391
Joyo Bank Ltd. (The)	139,000	792
JS Group Corp.	24,500	379
JSR Corp. (c)	14,800	167
Kajima Corp.	127,400	446
Kamigumi Co., Ltd. (c)	1,000	9
Kaneka Corp.	24,000	153
Kansai Electric Power Co., Inc. (The)	79,400	2,301
Kao Corp.	59,000	1,787
Kawasaki Heavy Industries Ltd. (c)	102,000	207
Kawasaki Kisen Kaisha Ltd. (c)	6,000	28
Keihin Electric Express Railway Co., Ltd. (c)	39,000	344
Keio Corp. (c)	24,000	144
Keyence Corp.	3,300	676
Kikkoman Corp.	12,000	142
Kinden Corp.	1,000	9
Kintetsu Corp. (c)	171,200	787
Kirin Brewery Co., Ltd.	55,400	730
Kobe Steel Ltd. (c)	189,000	348
Kokuyo Co., Ltd.	6,600	48
Komatsu Ltd.	108,300	1,372
Konami Corp. (c)	9,900	255
Konica Minolta Holdings, Inc.	42,500	329
Kubota Corp.	148,000	1,064
Kuraray Co., Ltd.	34,000	265
Kurita Water Industries Ltd. (c)	6,500	175
Kyocera Corp.	15,200	1,096
Kyowa Hakko Kogyo Co., Ltd.	28,028	293
Kyushu Electric Power Co., Inc.	34,600	920
Lawson, Inc.	5,600	323
Leopalace21 Corp.	12,300	125
Mabuchi Motor Co., Ltd. (c)	2,900	120
Marubeni Corp.	222,000	846

The accompanying notes are an integral part of the financial statements.	13

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Marui Group Co., Ltd.	41,100	$ 239
Matsui Securities Co., Ltd. (c)	18,100	151
Meiji Dairies Corp.	19,000	102
Meiji Seika Kaisha Ltd. (c)	22,000	106
Meitec Corp.	2,700	47
Millea Holdings, Inc.	84,052	2,463
Minebea Co., Ltd.	35,000	120
Mitsubishi Chemical Holdings Corp.	88,500	391
Mitsubishi Corp.	146,700	2,059
Mitsubishi Electric Corp.	209,800	1,313
Mitsubishi Estate Co., Ltd.	109,000	1,798
Mitsubishi Heavy Industries Ltd. (c)	356,000	1,588
Mitsubishi Logistics Corp.	8,000	101
Mitsubishi Materials Corp.	187,000	471
Mitsubishi Rayon Co., Ltd. (c)	48,000	145
Mitsubishi UFJ Financial Group, Inc. (o)	819,746	5,087
Mitsubishi UFJ Lease & Finance Co., Ltd. (o)	600	15
Mitsui & Co., Ltd.	178,800	1,829
Mitsui Chemicals, Inc. (c)	48,000	177
Mitsui Fudosan Co., Ltd.	77,400	1,286
Mitsui Mining & Smelting Co., Ltd.	110,000	232
Mitsui OSK Lines Ltd. (c)	15,000	92
Mitsui Sumitomo Insurance Group Holdings, Inc.	41,400	1,320
Mizuho Financial Group, Inc. (c)	1,063	3,164
Mizuho Trust & Banking Co., Ltd.	6,000	8
Murata Manufacturing Co., Ltd.	18,900	741
Namco Bandai Holdings, Inc. (c)	2,400	26
NEC Corp.	186,400	626
NEC Electronics Corp. (a)	4,500	42
NGK Insulators Ltd. (c)	37,600	423
NGK Spark Plug Co., Ltd. (c)	23,000	184
Nidec Corp.	10,200	397
Nikon Corp. (c)	30,000	359
Nintendo Co., Ltd.	7,400	2,843
Nippon Building Fund, Inc. REIT	65	713
Nippon Electric Glass Co., Ltd.	29,500	155
Nippon Express Co., Ltd.	89,800	378
Nippon Meat Packers, Inc.	21,600	326
Nippon Mining Holdings, Inc.	49,500	213
Nippon Oil Corp.	157,800	795
Nippon Paper Group, Inc.	83	339
Nippon Sheet Glass Co., Ltd. (c)	41,000	135
Nippon Steel Corp. (c)	487,000	1,599
Nippon Telegraph & Telephone Corp.	284	1,526
Nippon Yusen KK	115,000	709
Nipponkoa Insurance Co., Ltd.	3,000	23
Nishi-Nippon City Bank Ltd. (The)	58,000	168
Nissan Chemical Industries Ltd.	13,000	126
Nissan Motor Co., Ltd. (c)	230,800	836
Nisshin Seifun Group, Inc.	15,000	197
Nisshinbo Industries, Inc.	7,000	53
Nissin Foods Holdings Co., Ltd.	7,400	260
Nitto Denko Corp.	20,700	398
Nomura Holdings, Inc.	262,300	2,163
Nomura Real Estate Holdings, Inc. (c)	500	10
Nomura Real Estate Office Fund, Inc. REIT	1	6
Nomura Research Institute Ltd. (c)	12,600	239
NSK Ltd.	69,000	259
NTN Corp. (c)	49,000	148
NTT Data Corp.	142	570
NTT DoCoMo, Inc.	387	763
NTT Urban Development Corp.	7	8
Obayashi Corp.	85,000	507
Obic Co., Ltd.	830	136
OJI Paper Co., Ltd. (c)	112,400	661
Oki Electric Industry Co., Ltd. (a)(c)	51,000	33
Okumura Corp. (c)	23,000	116
Olympus Corp. (c)	13,000	261
Omron Corp.	20,500	275
Onward Holdings Co., Ltd.	20,000	159
Oracle Corp. Japan (c)	3,300	143
Oriental Land Co., Ltd. (c)	6,700	551
ORIX Corp.	1,040	59
Osaka Gas Co., Ltd.	206,600	954
Panasonic Corp.	205,000	2,569
Panasonic Electric Works Co., Ltd.	30,000	267
Pioneer Corp.	16,854	31
Promise Co., Ltd. (c)	3,500	89
Resona Holdings, Inc. (c)	529	839
Ricoh Co., Ltd.	61,000	777
Rohm Co., Ltd.	13,400	677
Sanken Electric Co., Ltd. (c)	14,000	55
Sanyo Electric Co., Ltd. (a)(c)	171,000	320
Sapporo Hokuyo Holdings, Inc.	2	8
Sapporo Holdings Ltd. (c)	12,000	76
SBI Holdings, Inc. (c)	948	146
Secom Co., Ltd. (c)	17,100	881
Seiko Epson Corp. (c)	11,200	178
Sekisui Chemical Co., Ltd.	52,000	325
Sekisui House Ltd.	103,600	907
Seven & I Holdings Co., Ltd. (c)	75,200	2,576
Sharp Corp. (c)	85,200	611
Shimachu Co., Ltd.	6,300	142
Shimamura Co., Ltd.	2,400	186
Shimano, Inc.	10,200	409
Shimizu Corp. (c)	88,600	517
Shin-Etsu Chemical Co., Ltd.	39,596	1,816
Shinko Securities Co., Ltd.	67,000	147
Shinsei Bank Ltd.	168,000	266
Shionogi & Co., Ltd.	25,000	642
Shiseido Co., Ltd.	37,000	757
Shizuoka Bank Ltd. (The)	67,000	776
Showa Denko KK	59,000	85
Showa Shell Sekiyu KK	16,700	165
SMC Corp.	6,600	675

14	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Softbank Corp.	94,700	$ 1,715
Sompo Japan Insurance, Inc.	95,000	696
Sony Corp.	72,497	1,576
Sony Financial Holdings, Inc.	8	31
Stanley Electric Co., Ltd.	7,300	77
Sumitomo Chemical Co., Ltd.	137,600	470
Sumitomo Corp. (c)	107,500	947
Sumitomo Electric Industries Ltd.	67,200	517
Sumitomo Heavy Industries Ltd.	42,000	167
Sumitomo Metal Industries Ltd.	290,000	715
Sumitomo Metal Mining Co., Ltd.	106,800	1,135
Sumitomo Mitsui Financial Group, Inc. (c)	532	2,304
Sumitomo Realty & Development Co., Ltd. (c)	33,000	492
Sumitomo Trust & Banking Co., Ltd. (The)	143,000	846
Suruga Bank Ltd.	2,000	20
T&D Holdings, Inc.	26,050	1,092
Taiheiyo Cement Corp.	61,000	118
Taisei Corp.	122,000	336
Taisho Pharmaceutical Co., Ltd.	13,441	286
Taiyo Yuden Co., Ltd.	8,000	45
Takara Holdings, Inc.	7,000	41
Takashimaya Co., Ltd.	38,000	288
Takeda Pharmaceutical Co., Ltd.	77,000	3,994
Takefuji Corp.	4,690	38
TDK Corp.	11,700	430
Teijin Ltd.	85,400	241
Terumo Corp.	20,100	941
THK Co., Ltd.	3,900	41
Tobu Railway Co., Ltd. (c)	92,400	550
Toho Co., Ltd.	7,300	157
Tohoku Electric Power Co., Inc.	47,100	1,275
Tokyo Broadcasting System, Inc.	10,500	160
Tokyo Electric Power Co., Inc. (The)	115,600	3,860
Tokyo Electron Ltd.	20,400	716
Tokyo Gas Co., Ltd.	241,600	1,224
Tokyo Tatemono Co., Ltd.	25,000	114
Tokyu Corp.	105,400	530
Tokyu Land Corp.	2,000	8
TonenGeneral Sekiyu KK (c)	33,000	330
Toppan Printing Co., Ltd.	43,600	336
Toray Industries, Inc. (c)	121,100	617
Toshiba Corp.	268,000	1,103
Tosoh Corp.	49,000	120
Toto Ltd. (c)	49,600	311
Toyo Seikan Kaisha Ltd.	18,900	326
Toyoda Gosei Co., Ltd. (c)	800	9
Toyota Industries Corp.	9,350	200
Toyota Motor Corp.	251,000	8,216
Trend Micro, Inc. (a)	10,700	374
Unicharm Corp. (c)	4,000	302
UNY Co., Ltd.	12,000	132
Urban Corp.	1,600	—	@
Ushio, Inc.	4,000	53
USS Co., Ltd.	3,120	165
Wacoal Holdings Corp. (c)	7,000	91
West Japan Railway Co.	38	173
Yahoo! Japan Corp. (c)	1,691	692
Yakult Honsha Co., Ltd. (c)	10,100	216
Yamada Denki Co., Ltd.	11,320	786
Yamaha Corp.	10,200	95
Yamaha Motor Co., Ltd. (c)	3,100	32
Yamato Holdings Co., Ltd.	28,000	365
Yamazaki Baking Co., Ltd. (c)	10,000	154
Yokogawa Electric Corp. (c)	19,600	129
		170,702
Mexico (0.2%)
Corp. GEO S.A.B. de C.V., Class B (a)(c)	91,400	103
Desarrolladora Homex S.A.B. de C.V. ADR (a)	8,600	197
Urbi Desarrollos Urbanos S.A.B de C.V. (a)	46,400	63
Wal-Mart de Mexico S.A.B. de C.V., Class V	168,417	450
		813
Netherlands (2.4%)
Aegon N.V.	96,896	618
Akzo Nobel N.V.	15,894	655
ASML Holding N.V. (c)	31,721	566
Fugro N.V. CVA	4,917	141
Heineken N.V.	22,255	684
ING Groep N.V. CVA	86,743	907
Koninklijke Ahold N.V.	1,806	22
Koninklijke DSM N.V. (c)	9,080	233
Koninklijke KPN N.V.	138,789	2,013
Koninklijke Numico N.V. (a)	9,003	688
Koninklijke Philips Electronics N.V. (c)	50,999	992
Reed Elsevier N.V.	42,115	496
SBM Offshore N.V. (c)	12,147	159
TNT N.V.	32,654	627
Unilever N.V. CVA (c)	188,158	4,559
Wolters Kluwer N.V.	27,245	515
		13,875
New Zealand (0.0%)
Telecom Corp. of New Zealand Ltd.	19,672	26
Norway (0.6%)
Aker Kvaerner ASA	13,920	92
DNB NOR ASA	22,725	91
Norsk Hydro ASA (c)	52,107	210
Orkla ASA (c)	47,680	317
Prosafe Production Public Ltd. (a)(c)	29,937	48
SeaDrill Ltd. (c)	23,700	193
StatoilHydro ASA	101,843	1,677
Telenor ASA (c)	58,103	389
Yara International ASA (c)	27,938	611
		3,628

The accompanying notes are an integral part of the financial statements.	15

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Portugal (0.2%)
Banco Comercial Portugues S.A. (Registered), Class R (a)(c)	115,280	$ 132
Brisa-Auto Estradas de Portugal S.A. (c)	23,604	177
Energias de Portugal S.A.	40,425	152
Portugal Telecom SGPS S.A. (c)	53,269	452
Zon Multimedia Servicos de Telecommicacoes e Multimedia SGPS S.A. (c)	17,308	90
		1,003
Russia (0.0%)
Unified Energy System OAO GDR (a)	1,348	31
Wimm-Bill-Dann Foods OJSC ADR (a)(c)	5,600	147
		178
Singapore (1.5%)
Ascendas REIT	106,000	103
CapitaCommercial Trust REIT (c)	106,000	66
CapitaLand Ltd.	183,000	402
CapitaMall Trust REIT (c)	120,514	134
City Developments Ltd.	64,741	289
ComfortDelgro Corp., Ltd.	196,538	199
Cosco Corp. Singapore Ltd. (c)	117,000	79
DBS Group Holdings Ltd.	126,678	752
Fraser & Neave Ltd.	106,000	219
Golden Agri-Resources Ltd.	551,842	92
Jardine Cycle & Carriage Ltd.	22,034	146
Keppel Corp. Ltd. (c)	139,000	421
Olam International Ltd.	145,000	117
Oversea-Chinese Banking Corp. Ltd. (c)	264,758	922
Parkway Holdings Ltd.	52,000	45
Raffles Education Corp. Ltd.	52,862	21
SembCorp Industries Ltd.	106,183	173
SembCorp Marine Ltd.	94,000	111
Singapore Airlines Ltd.	78,010	612
Singapore Exchange Ltd. (c)	92,581	332
Singapore Press Holdings Ltd.	134,083	290
Singapore Telecommunications Ltd.	851,115	1,515
United Overseas Bank Ltd.	136,448	1,232
UOL Group Ltd.	56,217	87
Venture Corp., Ltd. (c)	25,530	78
Wilmar International Ltd.	94,000	184
		8,621
South Africa (0.0%)
Mondi Ltd.	1,426	5
Spain (3.4%)
Abertis Infraestructuras S.A. (c)	20,913	372
Acerinox S.A. (c)	11,233	180
ACS Actividades de Construccion y Servicios S.A.	225	10
Banco Bilbao Vizcaya Argentaria S.A.	90,633	1,112
Banco Popular Espanol S.A. (c)	59,122	513
Banco Santander S.A.	240,553	2,322
Cintra Concesiones de Infraestructuras de Transporte S.A.	9,914	75
Gas Natural SDG S.A.	14,077	384
Iberdrola S.A.	186,112	1,728
Inditex S.A. (c)	40,797	1,803
Indra Sistemas S.A. (c)	3,088	70
Mapfre S.A. (c)	29,616	101
Repsol YPF S.A.	79,530	1,694
Telefonica S.A.	395,687	8,870
Union Fenosa S.A.	13,754	340
		19,574
Sweden (1.7%)
Alfa Laval AB (c)	4,456	39
Assa Abloy AB, Class B (c)	18,241	207
Atlas Copco AB, Class A (c)	120,279	1,035
Atlas Copco AB, Class B	21,894	168
Electrolux AB, Class B (c)	12,800	110
Getinge AB, Class B (c)	15,247	183
Hennes & Mauritz AB, Class B	20,492	801
Holmen AB, Class B	3,400	84
Husqvarna AB, Class B (c)	12,800	68
Investor AB, Class B (c)	26,655	401
Lundin Petroleum AB (a)(c)	18,642	99
Modern Times Group AB, Class B	3,950	86
Nordea Bank AB (c)	178,500	1,256
Sandvik AB (c)	59,290	377
Securitas AB, Class B (c)	800	6
Skanska AB, Class B (c)	18,129	181
Ssab Svenskt Stal AB, Class A (c)	11,481	101
Svenska Cellulosa AB, Class B	39,566	338
Svenska Handelsbanken AB, Class A	39,509	643
Swedish Match AB	23,165	332
Tele2 AB, Class B	11,276	100
Telefonaktiebolaget LM Ericsson, Class B (c)	255,283	1,958
TeliaSonera AB	120,137	598
Volvo AB, Class A (c)	26,675	150
Volvo AB, Class B (c)	64,025	354
		9,675
Switzerland (9.8%)
ABB Ltd. (Registered) (a)	137,881	2,078
Baloise Holding AG	2,281	171
Compagnie Financiere Richemont S.A. (c)	39,899	775
Credit Suisse Group (Registered)	77,714	2,130
Geberit AG (Registered)	2,713	292
Givaudan S.A. (Registered)	527	415
Holcim Ltd. (Registered)	17,313	997
Julius Baer Holding AG	12,453	479
Logitech International S.A. (Registered) (a)(c)	18,316	286
Lonza Group AG (Registered) (c)	3,536	327
Nestle S.A. (Registered)	417,300	16,447
Nobel Biocare Holding AG (Registered) (c)	12,695	260
Novartis AG (Registered)	229,942	11,521
OC Oerlikon Corp. AG (Registered) (a)	464	31
Roche Holding AG (Genusschein)	69,154	10,645
Schindler Holding AG	4,342	198
STMicroelectronics N.V.	55,320	371
Straumann Holding AG (Registered) (c)	830	146

16	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Switzerland (cont’d)
Sulzer AG (Registered)	313	$ 18
Swatch Group AG (The)	4,317	118
Swatch Group AG (The), Class B	2,368	331
Swiss Life Holding AG (a)	1,526	106
Swiss Reinsurance (Registered)	30,710	1,492
Swisscom AG (Registered)	1,991	643
Syngenta AG (Registered)	11,596	2,247
Synthes, Inc.	6,408	810
UBS AG (Registered) (a)	69,907	1,014
Zurich Financial Services AG (Registered)	8,104	1,759
		56,107
United Kingdom (20.0%)
3I Group plc	28,582	113
AMEC plc	18,916	135
Anglo American plc	80,866	1,847
AstraZeneca plc	152,431	6,176
Aviva plc	195,010	1,104
BAE Systems plc	220,384	1,201
Balfour Beatty plc	32,230	154
Barclays plc	393,205	886
Berkeley Group Holdings plc (a)	5,144	65
BG Group plc	252,960	3,512
BHP Billiton plc	131,572	2,478
BP plc	1,475,305	11,304
British Airways plc	41,427	108
British American Tobacco plc	192,660	5,006
British Sky Broadcasting Group plc	128,380	893
BT Group plc, Class A	741,822	1,458
Bunzl plc	27,598	236
Burberry Group plc	27,861	89
Cadbury plc	91,543	801
Capita Group plc (The)	8,472	90
Carnival plc	10,876	237
Centrica plc	321,961	1,237
Close Brothers Group plc	3,491	27
Cobham plc	75,726	225
Compass Group plc	133,577	663
Daily Mail & General Trust, Class A	22,419	88
Diageo plc	233,128	3,243
Firstgroup plc	28,266	177
Friends Provident plc	146,894	184
G4S plc	13,896	41
GKN plc	27,325	39
GlaxoSmithKline plc	527,967	9,801
Hays plc	19,415	20
HBOS plc	251,970	256
Home Retail Group plc	35,804	110
HSBC Holdings plc	388,568	3,719
ICAP plc	3,278	14
IMI plc	29,947	118
Imperial Tobacco Group plc	63,422	1,694
Intercontinental Hotels Group plc	21,651	176
International Power plc	29,339	102
Invensys plc (a)	11,595	29
ITV plc	435,223	250
J. Sainsbury plc	91,679	436
Johnson Matthey plc	13,060	207
Kingfisher plc	51,136	100
Ladbrokes plc	35,645	95
Legal & General Group plc	503,163	561
Lloyds TSB Group plc	414,342	758
LogicaCMG plc	74,870	75
London Stock Exchange Group plc	1,887	14
Man Group plc	153,007	528
Marks & Spencer Group plc	74,430	232
Meggitt plc	34,216	79
National Express Group plc	8,751	62
National Grid plc	363,951	3,597
Next plc	11,465	180
Old Mutual plc	157,558	126
Pearson plc	58,216	540
Prudential plc	144,016	877
Reckitt Benckiser Group plc	111,990	4,172
Reed Elsevier plc	79,548	580
Rexam plc	38,576	197
Rio Tinto plc	60,296	1,306
Rolls-Royce Group plc (a)	120,169	589
Rolls-Royce Group plc, C Shares (a)	6,202,196	9
Royal Bank of Scotland Group plc	1,000,961	724
Royal Dutch Shell plc, Class A	307,145	8,029
Royal Dutch Shell plc, Class B	196,948	4,957
RSA Insurance Group plc	100,260	200
SABMiller plc	60,834	1,024
Sage Group plc (The)	128,663	316
Schroders plc	3,605	45
Scottish & Southern Energy plc	114,674	2,019
Serco Group plc	5,648	37
Severn Trent plc	37,996	658
Smith & Nephew plc	163,605	1,038
Smiths Group plc	25,466	328
Stagecoach Group plc	21,928	45
Standard Chartered plc	42,603	545
Standard Life plc	39,731	117
Tate & Lyle plc	49,884	290
Tesco plc	515,043	2,683
Thomson Reuters plc	17,278	382
TI Automotive Ltd., Class A (a)(d)(l)	1,505	—
Tomkins plc	64,434	115
Unilever plc	133,905	3,043
United Business Media Ltd.	18,172	134
United Utilities Group plc	20,334	184
Vodafone Group plc	5,074,363	10,215
Whitbread plc	12,255	162
Wolseley plc	38,214	213
WPP plc	175,391	1,022
Xstrata plc	39,767	371
		114,322
Total Common Stocks (Cost $686,644)		555,717

The accompanying notes are an integral part of the financial statements.	17

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	No. of	Value
	Rights	(000)
Rights (0.0%)
Australia (0.0%)
Macquarie Office Trust, expires 1/20/09 (a)	34,843	$ 1
Belgium (0.0%)
Fortis, expires 12/31/49 (a)(c)	94,211	—
Japan (0.0%)
Dowa Holdings, Co., Ltd., expires 1/29/10 (a)	49,000	—
Singapore (0.0%)
DBS Group Holdings Ltd., expires 1/20/09 (a)	63,339	137
United States (0.0%)
HBOS plc, expires 1/9/09 (a)	348,701	—
Lloyds TSB Group, expires 1/9/09 (a)	180,114	—
		—
Total Rights (Cost $—)		138

	No. of
	Warrants
Warrants (0.0%)
Malaysia (0.0%)
IJM Land Bhd, expires 9/11/13
(Cost $—) (a)	39,680	2

	Shares
Short-Term Investments (21.3%)
Securities held as Collateral on Loaned Securities (21.3%)
Investment Company (17.1%)
Morgan Stanley Institutional Liquidity Money Market Portfolio —Institutional Class (o)	97,759,879	97,760

	Face
	Amount
	(000)
Repurchase Agreement (4.2%)
Goldman Sachs & Co., 0.06%, dated 12/31/08, due 1/2/09, repurchase price $24,016; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Gold Pools: rates ranging from 4.50% to 6.00%, due 11/1/19 - 12/1/38; Federal National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.00% - 7.00%, due 9/1/18 - 1/1/39; Government National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.50% to 11.50%, due 6/15/16 - 12/20/38, valued at $24,496.	$ 24,016	24,016
		121,776
Total Short-Term Investments (Cost $121,776)		121,776
Total Investments (118.3%) (Cost $808,420) —
including $115,931 of Securities Loaned (v)		677,633
Liabilities in Excess of Other Assets (-18.3%)		(104,706)
Net Assets (100%)		$ 572,927

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31, 2008.
(d)

At December 31, 2008, the Portfolio held approximately $23,000 of fair valued securities, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(l)	Security has been deemed illiquid at December 31, 2008.
(o)

See Note G to the financial statements regarding investment in Mitsubishi UFJ Financial Group, Inc., Mitsubishi UFJ Lease & Finance Co., Ltd. and Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(v)

The approximate market value and percentage of total investments, $554,008,000 and 81.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as disclosed in Note A within the Notes to Financial Statements.

@	Value is less than $500.
ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen
GDR	Global Depositary Receipt
PPS	Price Protected Shares
REIT	Real Estate Investment Trust
VVPR	Verminderde Voorheffing Precompte Reduit

18	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
EUR	7,905	$ 10,983	1/15/09	USD	10,150	$ 10,150	$ (833)
EUR	7,905	10,983	1/15/09	USD	10,150	10,150	(833)
EUR	7,089	9,849	1/15/09	USD	9,132	9,132	(717)
EUR	206	287	1/15/09	USD	266	266	(21)
EUR	4,389	6,101	1/2/09	USD	6,210	6,210	109
EUR	4,145	5,762	1/2/09	USD	5,802	5,802	40
EUR	2,468	3,429	1/15/09	USD	3,180	3,180	(249)
GBP	11,741	16,875	1/15/09	USD	17,288	17,288	413
GBP	2,285	3,285	1/15/09	USD	3,377	3,377	92
JPY	11,960	132	1/5/09	USD	133	133	1
JPY	298,638	3,295	1/15/09	USD	3,306	3,306	11
JPY	742,833	8,196	1/15/09	USD	8,043	8,043	(153)
JPY	38,523	425	1/15/09	USD	417	417	(8)
JPY	6,587,063	72,680	1/15/09	USD	71,282	71,282	(1,398)
NOK	232	34	1/2/09	USD	33	33	(1)
SEK	326	42	1/2/09	USD	41	41	(1)
USD	12,020	12,020	1/15/09	EUR	8,417	11,694	(326)
USD	5,624	5,624	1/15/09	EUR	4,380	6,085	461
USD	20,541	20,541	1/15/09	EUR	15,942	22,151	1,610
USD	3,010	3,010	1/15/09	EUR	2,336	3,245	235
USD	5,872	5,872	1/15/09	EUR	4,579	6,362	490
USD	820	820	1/15/09	GBP	555	798	(22)
USD	2,420	2,420	1/15/09	GBP	1,640	2,357	(63)
USD	8,066	8,066	1/15/09	GBP	5,465	7,855	(211)
USD	32,772	32,772	1/15/09	JPY	3,028,464	33,415	643
USD	15,262	15,262	1/15/09	JPY	1,412,182	15,582	320
USD	8,690	8,690	1/15/09	JPY	802,531	8,855	165
USD	14,748	14,748	1/15/09	JPY	1,364,559	15,056	308
USD	5,207	5,207	1/15/09	JPY	481,787	5,316	109
		$287,410				$287,581	$ 171

EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona
USD	— United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
DJ Euro STOXX 50
(Germany)	503	$17,130	Mar-09	$235

Short:
TOPIX Index
(Japan)	(68)	(6,466)	Mar-09	(7)
				$228

The accompanying notes are an integral part of the financial statements.	19

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

Emerging Markets Portfolio

The Emerging Markets Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -56.39%, net of fees, for the Class I shares. The Portfolio’s Class I shares underperformed against its benchmark the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the “Index”) which returned -53.33%.

Factors Affecting Performance

•                 The MSCI Emerging Markets Index declined 53.3% in 2008, underperforming the developed markets for the one-year period. Latin America declined 51.4%, followed by Asia, which was down 53%. Emerging Europe, Middle East and Africa was the worst performing region, falling 55.7%.

•                 The year 2008 began with a prevailing concern for inflation in emerging markets as oil prices continued to outpace economic growth. In the second half of the year, while the price of oil and other commodities prices did retreat, the U.S. experienced an unprecedented credit crisis that led to global liquidity tightening, a sharp rise in risk aversion and further declines in the emerging markets. On the positive side, central bank tightening measures taken in the first half of 2008, coupled with falling commodity prices, have driven inflation lower in many emerging market economies and have allowed governments to cut interest rates at a fast pace. That said, however, good quality companies with strong balance sheets have largely become victims of collateral damage from the global credit crisis. We see this as an opportunity in our portfolio to buy and hold what we believe to be companies with higher-quality management, strong corporate governance and a competitive advantage.

•                 Overall, country allocation contributed favorably to relative performance. An overweight allocation to Panama and underweight allocations to Brazil, Russia and Hungary bolstered relative performance. Stock selection in India also added to relative gains.

•                 However, stock selection in China, Brazil and Mexico detracted from relative returns. An underweight allocation to Taiwan and stock selection within the country also hurt relative performance. Furthering dampening relative gains was an underweight allocation to Israel.

Management Strategies

•                  Early in 2008, we began reducing the Portfolio’s weightings in those countries with heavy energy and materials exposure. As such, during the year, we increased our underweight in Brazil and Russia. In South Africa, we shifted positions away from commodity-oriented stocks and into consumer staples stocks.

•                  Concurrently, we increased the Portfolio’s weightings in stocks and countries that we believe will benefit from easing commodity prices and moderating inflation pressures, such as Turkey, Poland and India. We believe these countries, and other net energy importers, are likely to show improvement in their current account deficits and may benefit from a lessening in pressure on their fiscal budgets. Falling prices for energy and other commodities are helping to reduce inflationary pressures in these countries and allowing their central banks to begin cutting interest rates. On a sector basis, the Portfolio is overwhelmingly overweight consumer discretionary, consumer staples and financials.

•                  At period-end, key overweight positions were Poland, Turkey, India, Indonesia and the Czech Republic. The largest underweight positions were Brazil, Taiwan, Malaysia, Israel and Korea.

•                  In the emerging markets, the era of high economic growth has ended but we believe growth at lower levels is likely to continue. By our analysis, growth may average pre-2002 levels of 3.5% to 4%, driven primarily by domestic consumption as the growth model that once depended on foreign flows will now depend on domestic savings.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

Emerging Markets Portfolio

•                  Emerging markets consumers — in sharp contrast to their U.S. counterparts — remain underleveraged. Thus, as inflation further settles down and interest rates fall, domestic consumption in emerging markets could resume and provide some cushion to the investment and global economic slowdown. From an investment perspective, emerging markets were trading at a discount of some 25% to developed markets at the end of the period. In a low return world, we believe the emerging markets may hold relatively more appeal than the U.S. due to growth differentials.

*  Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

		Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception	(6)
Portfolio — Class I (4)	(56.39)%	7.30%	9.40%	7.09%
MSCI Emerging Markets Net Index	(53.33)	7.66	9.05	6.44
Lipper Emerging Markets Funds Index	(54.76)	6.30	8.64	—

Portfolio — Class P (5)	(56.50)	7.03	9.12	5.27
MSCI Emerging Markets Net Index	(53.33)	7.66	9.05	3.94
Lipper Emerging Markets Funds Index	(54.76)	6.30	8.64	4.03

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)       The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 23 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)       The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Emerging Markets Funds classification.

(3)       Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)       Commenced operations on September 25, 1992

(5)       Commenced operations on January 2, 1996

(6)       For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition**

Percentage of
Classification	Total Investments
Commercial Banks	19.8%
Wireless Telecommunication Services	14.0
Oil, Gas & Consumable Fuels	9.3
Other***	52.9
Short-Term Investment	4.0
Total Investments	100.0%

**              Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2008.

***       Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

Emerging Markets Portfolio

		Value
	Shares	(000)
Common Stocks (95.5%)
Brazil (9.3%)
Banco Bradesco S.A. ADR (c)	769,400	$7,594
Banco Bradesco S.A. (Preference)	240,100	2,346
Banco do Brasil S.A.	374,108	2,424
Banco Itau Holding Financeira S.A. ADR (c)	898,000	10,417
Banco Nacional S.A. (Preference) (a)(d)(l)	295,998,880	—
Cia de Bebidas das Americas (Preference) ADR (c)	176,100	7,803
Cia Vale do Rio Doce ADR (c)	1,545,275	16,457
Cia Vale do Rio Doce (Preference), Class A	31,084	327
Cyrela Brazil Realty S.A.	755,196	3,043
NET Servicos de Comunicacao S.A. (Preference) (a)	1,263,479	7,284
PDG Realty S.A. Empreendimentos e Participacoes	564,700	2,768
Perdigao S.A.	677,676	8,823
Petroleo Brasileiro S.A. ADR (c)	709,324	14,477
Petroleo Brasileiro S.A. (Preference)	982,272	9,892
Ultrapar Participacoes S.A. (Preference)	188,700	4,142
Unibanco - Uniao de Bancos Brasileiros S.A. ADR (c)	229,356	14,821
Unibanco - Uniao de Bancos Brasileiros S.A.	186,342	1,194
Vivo Participacoes S.A. ADR (c)	269,000	3,373
		117,185
China/Hong Kong (18.8%)
Anhui Conch Cement Co., Ltd., Class H (a)(c)	2,705,000	12,568
Beijing Enterprises Holdings Ltd.	872,000	3,585
BYD Electronic International Co., Ltd.	6,130,000	2,189
China Coal Energy Co. (c)	3,911,000	3,161
China Communications Services Corp., Ltd., Class H	7,736,000	4,891
China Construction Bank Corp., Class H (c)	34,903,000	19,315
China Life Insurance Co., Ltd., Class H (c)	8,529,000	26,283
China Mobile Ltd. (c)	5,696,500	57,756
China Resources Power Holdings Co., Ltd. (c)	3,731,000	7,251
China Unicom Hong Kong Ltd. (c)	3,738,000	4,547
Datang International Power Generation Co., Ltd., Class H (c)	8,904,000	4,759
Dongfeng Motor Group Co., Ltd., Class H	29,845,000	9,732
Focus Media Holding Ltd. ADR (a)(c)	549,600	4,996
GOME Electrical Appliances Holdings Ltd. (c)	75,157,000	10,861
Industrial & Commercial Bank of China, Class H (c)	31,606,000	16,798
Maanshan Iron & Steel, Class H (c)	13,963,000	5,060
PetroChina Co., Ltd., Class H	25,170,000	22,302
Ping An Insurance Group Co. of China Ltd., Class H	2,147,000	10,492
Shanghai Industrial Holdings Ltd. (c)	4,265,000	9,814
		236,360
Colombia (0.7%)
BanColombia S.A. ADR (c)	374,952	8,755
Czech Republic (2.2%)
CEZ	301,619	12,258
Komercni Banka A.S.	51,686	7,954
Telefonica O2 Czech Republic A.S.	343,413	7,553
		27,765
Hungary (0.7%)
Richter Gedeon Nyrt	58,000	8,638
India (8.4%)
Bharat Heavy Electricals Ltd.	391,590	11,094
Bharti Airtel Ltd. (a)	636,672	9,405
Deccan Chronicle Holdings Ltd.	2,251,920	2,024
Glenmark Pharmaceuticals Ltd. (a)	551,600	3,395
HDFC Bank Ltd. ADR (c)	51,600	3,683
HDFC Bank Ltd.	452,300	9,397
Hero Honda Motors Ltd.	210,500	3,514
Hindustan Unilever Ltd.	2,186,500	11,288
Housing Development Finance Corp.	123,900	3,864
India Cements Ltd.	2,173,792	4,385
Infosys Technologies Ltd.	554,772	12,847
ITC Ltd.	1,181,500	4,198
Maruti Suzuki India Ltd.	430,100	4,658
Reliance Industries Ltd.	224,200	5,712
State Bank of India Ltd. (d)	440,200	11,919
Television Eighteen India Ltd. (d)	634,100	1,222
Union Bank Of India (d)	796,000	2,760
		105,365
Indonesia (2.9%)
Astra International Tbk PT	4,033,500	4,069
Bank Central Asia Tbk PT	25,858,500	7,824
Bank Mandiri Persero Tbk PT	16,878,000	3,217
Bank Rakyat Indonesia Tbk PT	11,931,500	5,274
Bumi Resources Tbk PT	17,791,000	1,535
Perusahaan Gas Negara PT	12,491,000	2,259
Telekomunikasi Indonesia Tbk PT	19,742,000	12,840
		37,018
Luxembourg (0.7%)
Millicom International Cellular S.A. (c)	200,915	9,023
Malaysia (1.0%)
Bumiputra-Commerce Holdings Bhd	518,000	882
Digi.com Bhd	666,300	4,203
Sime Darby Bhd	2,159,300	3,267
Tenaga Nasional Bhd	2,189,900	3,981
		12,333
Mexico (6.2%)
America Movil S.A.B. de C.V., Class L ADR	932,744	28,906
Corp. GEO S.A.B. de C.V., Class B (a)(c)	1,683,714	1,897
Empresas ICA S.A.B de C.V. (a)(c)	1,825,529	3,012
Fomento Economico Mexicano S.A.B. de C.V. ADR	535,000	16,119
Grupo Financiero Banorte S.A.B. de C.V., Class O (c)	3,235,800	5,841
Grupo Televisa S.A. ADR	676,500	10,107

22	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

		Value
	Shares	(000)
Mexico (cont’d)
Urbi Desarrollos Urbanos S.A.B de C.V. (a)	1,657,300	$ 2,262
Wal-Mart de Mexico S.A.B. de C.V. ADR (c)	38,343	1,035
Wal-Mart de Mexico S.A.B. de C.V., Class V (c)	3,330,672	8,899
		78,078
Nigeria (0.1%)
Guaranty Trust Bank plc GDR	307,681	1,227
Pakistan (0.8%)
MCB Bank Ltd.	1,416,600	2,254
National Bank of Pakistan	2,749,780	1,736
Oil & Gas Development Co., Ltd.	4,635,100	2,925
Pakistan State Oil Co., Ltd.	653,400	1,196
Pakistan Telecommunication Co., Ltd. (a)	7,087,500	1,515
		9,626
Panama (0.7%)
Copa Holdings S.A., Class A	310,568	9,416
Poland (4.2%)
Bank Pekao S.A.	370,297	15,846
Bank Zachodni WBK S.A.	132,774	4,988
KGHM Polska Miedz S.A.	114,897	1,097
PBG S.A. (a)	52,941	3,502
Polimex Mostostal S.A.	1,039,195	1,070
Polskie Gornictwo Naftowe I Gazownictwo S.A.	851,625	1,038
Powszechna Kasa Oszczednosci Bank Polski S.A.	1,396,394	16,729
Telekomunikacja Polska S.A.	1,310,286	8,490
		52,760
Russia (4.7%)
Alliance Cellulose Ltd. (a)(d)(l)	592,359	—
Gazprom OAO ADR (c)	698,367	10,010
LUKOIL ADR (c)	677,039	21,952
Mobile Telesystems OJSC ADR	146,300	3,903
Rosneft Oil Co. GDR (a)	2,978,604	11,308
RusHydro (a)	226,674,300	4,746
Vimpel-Communications ADR	1,029,925	7,374
		59,293
South Africa (8.5%)
AngloGold Ashanti Ltd. ADR	40,420	1,120
AngloGold Ashanti Ltd.	320,790	8,908
Harmony Gold Mining Co., Ltd. ADR (a)(c)	93,500	1,026
Harmony Gold Mining Co., Ltd. (a)	536,700	5,855
Massmart Holdings Ltd.	994,871	9,131
Mr. Price Group Ltd.	2,215,500	5,954
MTN Group Ltd.	2,196,448	25,988
Naspers Ltd., Class N	728,800	13,247
Raubex Group Ltd.	1,226,052	2,893
SABMiller plc	789,342	13,910
Sasol Ltd.	210,831	6,440
Tiger Brands Ltd.	774,400	12,055
		106,527
South Korea (11.9%)
Amorepacific Corp. (a)	12,010	6,279
Cheil Industries, Inc. (a)	227,922	7,411
Cheil Worldwide, Inc. (a)	40,296	6,291
Hyundai Development Co. (a)	151,800	4,002
Hyundai Motor Co.	157,898	5,083
KB Financial Group, Inc. (a)	106,070	2,907
KT&G Corp.	33,250	2,079
LG Chem Ltd.	174,541	10,037
LG Electronics, Inc.	77,588	4,737
LG Telecom Ltd.	284,100	2,231
NHN Corp. (a)	135,053	13,704
Samsung Electronics Co., Ltd.	92,720	33,668
Samsung Electronics Co., Ltd. (Preference)	21,673	4,500
Samsung Fire & Marine Insurance Co., Ltd.	70,620	10,747
Shinhan Financial Group Co., Ltd. (a)	292,674	6,779
SK Telecom Co., Ltd. ADR (c)	140,000	2,545
SK Telecom Co., Ltd.	77,172	12,739
SSCP Co., Ltd. (a)	271,644	1,597
Woongjin Coway Co., Ltd. (a)	598,322	12,855
		150,191
Taiwan (7.5%)
Acer, Inc.	5,950,120	7,801
Asustek Computer, Inc.	7,293,646	8,284
Cathay Financial Holding Co., Ltd.	6,163,500	6,917
Chinatrust Financial Holding Co., Ltd.	12,627,543	5,445
Chunghwa Telecom Co., Ltd.	3,446,090	5,499
First Financial Holding Co., Ltd.	7,734,352	4,100
HON HAI Precision Industry Co., Ltd.	5,867,750	11,568
HTC Corp.	996,200	10,049
Taiwan Fertilizer Co., Ltd.	662,000	1,064
Taiwan Semiconductor Manufacturing Co., Ltd.	14,713,162	20,138
Wistron Corp.	3,423,000	2,631
Yuanta Financial Holding Co., Ltd.	22,944,000	10,444
		93,940
Thailand (1.7%)
Advanced Info Service PCL (Foreign) (d)	1,747,700	3,945
Bangkok Bank PCL NVDR (c)(d)	1,962,300	3,990
Kasikornbank PCL (Foreign)	88,100	116
Kasikornbank PCL NVDR (c)(d)	3,607,700	4,779
PTT Exploration & Production PCL (Foreign) (d)	1,086,700	3,338
PTT PCL (Foreign) (d)	502,800	2,591
Siam Commercial Bank PCL (Foreign) (d)	2,195,800	3,094
		21,853
Turkey (4.5%)
Akbank T.A.S.	3,572,213	11,151
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	890,939	5,964
Haci Omer Sabanci Holding A.S.	2,015,455	4,602
Turkcell Iletisim Hizmet A.S.	2,162,754	12,448
Turkiye Garanti Bankasi A.S. (a)	8,153,525	13,922

The accompanying notes are an integral part of the financial statements.	23

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

		Value
	Shares	(000)
Turkey (cont’d)
Turkiye Halk Bankasi A.S.	1,313,885	$3,945
Turkiye Is Bankasi A.S., Class C	1,929,092	5,189
		57,221
Total Common Stocks (Cost $1,763,473)		1,202,574
Investment Company (0.9%)
India (0.9%)
Morgan Stanley Growth Fund
(Cost $3,415) (a)(o)	17,282,900	11,192
Short-Term Investments (16.1%)
Securities held as Collateral on Loaned Securities (12.0%)
Investment Company (9.6%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (o)	121,387,381	121,388

	Face
	Amount
	(000)
Repurchase Agreement (2.4%)
Goldman Sachs & Co., 0.06%, dated 12/31/08, due 1/2/09, repurchase price $29,820; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Gold Pools: rates ranging from 4.50% to 6.00%, due 11/1/19 - 12/1/38; Federal National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.00% - 7.00%, due 9/1/18 - 1/1/39; Government National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.50% to 11.50%, due 6/15/16 - 12/20/38, valued at $30,416.	$29,820	29,820
		151,208

	Shares
Investment Company (4.1%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (o)	50,786,430	50,786
Total Short-Term Investments (Cost $201,994)		201,994
Total Investments (112.5%) (Cost $1,968,882) —
including $142,125 of Securities Loaned (v)		1,415,760
Liabilities in Excess of Other Assets (-12.5%)		(157,002)
Net Assets (100%)		$1,258,758

(a)                                 Non-income producing security.

(c)                                 All or a portion of security on loan at December 31, 2008.

(d)                                At December 31, 2008, the Portfolio held approximately $37,638,000 of fair valued securities, representing 3.0% of net assets. These securities have been fair valued as determined in good faith under the general supervision of the Portfolio’s Directors.

(l)                                    Security has been deemed illiquid at December 31, 2008.

(o)                                See Note G to the financial statements regarding investment in Morgan Stanley Growth Fund and Morgan Stanley Institutional Liquidity Funds Money Market Portfolio — Institutional Class.

(v)                                The approximate market value and percentage of total investments, $997,339,000 and 70.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as disclosed in Note A within the Notes to Financial Statements.

@                                   Value is less than $500.

ADR                    American Depositary Receipt

GDR                      Global Depositary Receipt

NVDR             Non-Voting Depositary Receipt

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
CZK	178,484	$9,214	3/19/09	USD	9,508	$9,508	$294
PLN	55,986	18,744	3/19/09	USD	19,015	19,015	271
TRY	599	388	1/2/09	USD	392	392	4
USD	75	75	1/2/09	HKD	583	75	—	@
USD	77	77	1/5/09	HKD	595	77	—	@
USD	67	67	1/2/09	MYR	233	67	—	@
USD	780	780	1/5/09	PLN	2,290	773	(7)
USD	626	626	1/6/09	PLN	1,854	626	—	@
USD	388	388	1/7/09	PLN	1,148	387	(1)
		$30,359				$30,920	$561

CZK	— Czech Koruna
HKD	— Hong Kong Dollar
MYR	— Malaysian Ringgit
PLN	— Polish Zloty
TRY	— Turkish Lira
USD	— United States Dollar

24	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

Global Franchise Portfolio

The Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential. This Portfolio’s concentration of its assets in a smaller number of companies may subject it to greater investment risk than a portfolio with a larger number of companies. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -28.88%, net of fees, for the Class I shares. The Portfolio’s Class I shares outperformed against its benchmark the Morgan Stanley Capital International (MSCI) World Index (the “Index”) which returned -40.71%.

Factors Affecting Performance

•                  The 12-month period was a very difficult year for global markets. All sectors had substantially negative returns, with financials, materials and industrials the weakest groups. Although the Portfolio also registered declines in each of its sectors, it preserved capital better than the Index during the period. Although past performance is no guarantee of future results, the Portfolio has historically generated a substantial portion of its outperformance by preserving capital in falling markets.

•                  Generally the Portfolio’s performance in 2008 was divided into two distinct periods, corresponding to the surge and then the pullback in commodity prices. In the first half of the year, the Portfolio underperformed the Index as strongly rising commodity prices created a wide dispersion in sector returns. While energy and materials produced solid gains, other sectors such as consumer staples (in which the Portfolio holds a large weighting) declined considerably as their margins were squeezed by rising input costs. However, market conditions shifted dramatically in July. Commodity prices began a swift retreat that persisted through the end of the year, and global stock markets endured a major correction in the third and fourth quarters. Sectors perceived to preserve capital better in economic downturns, such as consumer staples, began to rebound as lower energy and raw materials costs eased the pressure on consumer staples companies’ margins. In this environment, the Portfolio outperformed the Index in the second half of 2008.

•                  For the period overall, the Portfolio’s underweights in the market’s weakest sectors (financials and materials), along with good stock selection decisions in industrials, materials and financials, were beneficial to relative returns. This positioning allowed the Portfolio to register a significantly less negative return than the Index in the very difficult environment.

•                  However, some of the other sectors that outperformed the broad Index during the period, including health care and utilities, were held by the Portfolio in smaller proportions than in the Index. As a result, these underweight positions detracted from performance on a relative basis for the 12-month period.

•                  Positive contributors to performance during the period were Kao Corporation, McGraw-Hill, and Scotts Miracle-Gro.

•                  The largest detractors were Imperial Tobacco, British American Tobacco, Swedish Match, Harley-Davidson and Unilever.

Management Strategies

•                  The Portfolio’s turnover in 2008, at 15.3%, remained roughly in line with historical averages. During the year, we sold three of the Portfolio’s four pharmaceutical holdings. In our view, the strength of these franchises was eroding, given the anticipated patent expirations over the next several years. Purchases in 2008 included Procter & Gamble, Estee Lauder, Starbucks, eBay and McGraw Hill, and the repurchase of Danone. The recent market correction has presented us an opportunity to take positions in companies that we have been watching for some time but previously have been too expensive.

•                  We do not attempt to predict from a macro perspective the direction of the markets. Our focus remains on the Global Franchise philosophy of seeking exceptional quality at compelling value. As a result of the market correction, we are finding opportunities to add quality franchises to the Portfolio in companies that were previously not available to us for valuation reasons.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

Global Franchise Portfolio

•                  We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk. Our goal is for the Portfolio to outperform broadly-based benchmarks over the long term with less than average volatility.

*            Minimum Investment

**     Commenced operations on November 28, 2001.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Multi-Cap Core Funds Index(2)

		Total Returns(3)
		Average Annual
	One	Five	Since
	Year	Years	Inception	(5)
Portfolio — Class I (4)	(28.88)%	3.83%	8.20%
MSCI World Index	(40.71)	(0.51)	0.79
Lipper Global Multi-Cap Core Funds Index	(36.70)	0.88	2.02

Portfolio — Class P (4)	(29.00)	3.57	7.91
MSCI World Index	(40.71)	(0.51)	0.79
Lipper Global Multi-Cap Core Funds Index	(36.70)	0.88	2.02

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)          The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)          The Lipper Global Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Global Multi-Cap Core Funds classification.

(3)          Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)          Commenced operations on November 28, 2001

(5)          For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Percentage of
Classification	Total Investments
Tobacco	23.7%
Food Products	17.3
Household Products	10.1
Media	9.3
Beverages	8.5
Other*	27.5
Short-Term Investment	3.6
Total Investments	100.0%

*            Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

Global Franchise Portfolio

		Value
	Shares	(000)
Common Stocks (96.6%)
Finland (2.2%)
Kone Oyj, Class B	82,062	$1,799
France (5.7%)
Groupe Danone	41,591	2,510
Pernod-Ricard S.A.	28,490	2,113
		4,623
Ireland (5.0%)
C&C Group plc	354,111	717
Experian plc	524,593	3,285
		4,002
Japan (3.2%)
Kao Corp.	86,000	2,605
Netherlands (7.7%)
Reed Elsevier N.V.	241,615	2,847
Wolters Kluwer N.V.	178,356	3,368
		6,215
Sweden (4.2%)
Swedish Match AB	237,458	3,399
Switzerland (6.7%)
Nestle S.A. (Registered)	77,376	3,050
Novartis AG (Registered)	47,823	2,396
		5,446
United Kingdom (28.7%)
British American Tobacco plc	253,849	6,596
Cadbury plc	345,602	3,025
Diageo plc	145,106	2,019
Imperial Tobacco Group plc	192,498	5,142
Reckitt Benckiser Group plc	80,472	2,998
Unilever plc	152,658	3,469
		23,249
United States (33.2%)
Brown-Forman Corp., Class B	40,096	2,064
Career Education Corp. (a)	82,871	1,487
eBay, Inc. (a)	111,309	1,554
Estee Lauder Cos., Inc. (The)	63,823	1,976
Fortune Brands, Inc.	47,889	1,977
Harley-Davidson, Inc.	78,919	1,339
Kellogg Co.	44,171	1,937
McGraw-Hill Cos., Inc. (The)	54,101	1,255
Moody’s Corp.	69,437	1,395
Philip Morris International, Inc.	93,218	4,056
Procter & Gamble Co.	42,157	2,606
Scotts Miracle-Gro, Co. (The), Class A	61,783	1,836
Starbucks Corp. (a)	150,522	1,424
Weight Watchers International, Inc.	65,263	1,920
		26,826
Total Common Stocks (Cost $91,641)		78,164
Short-Term Investment (3.6%)
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class
(Cost $2,897) (o)	2,896,582	2,897
Total Investments (100.2%) (Cost $94,538) (v)		81,061
Liabilities in Excess of Other Assets (-0.2%)		(140)
Net Assets (100%)		$80,921

(a)                                 Non-income producing security.

(o)                                See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class.

(v)                                The approximate market value and percentage of total investments, $51,338,000 and 63.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as disclosed in Note A within the Notes to Financial Statements.

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
GBP	1,950	$2,802	1/26/09	USD	2,913	$2,913	$111
GBP	1,950	2,802	1/26/09	USD	2,916	2,916	114
GBP	445	639	1/26/09	USD	665	665	26
GBP	1,960	2,816	1/26/09	USD	2,934	2,934	118
		$9,059				$9,428	$369

GBP	—	British Pound
USD	—	United States Dollar

The accompanying notes are an integral part of the financial statements.	27

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

Global Real Estate Portfolio

The Global Real Estate Portfolio (the “Portfolio”) seeks to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies, real estate investment trusts and similar entities established outside the U.S. (foreign real estate companies). Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. In addition, the risks associated with ownership of real estate and the real estate industry in general include, fluctuations in the value of underlying property, defaults by borrowers or tenants, market saturation, decreases in market rents, interest rates, property taxes, increases in operating expenses and political or regulatory occurrences adversely affecting real estate.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -45.00% for the Class I shares, net of fees. The Portfolio’s Class I shares outperformed against the FTSE EPRA/NAREIT Global Real Estate Index — Net Total Return to U.S. Investors (the “Index”) which returned -47.83% and underperformed against the MSCI World Index which returned -40.71%.

Factors Affecting Performance

•                 The Portfolio outperformed the benchmark, the FTSE EPRA/NAREIT Global Real Estate Index — Net Total Return to U.S. Investors, for the period. Among the three regional portfolios, the Asian and U.S. portfolios contributed to performance, while the European portfolio detracted from returns. With regard to global allocation among the regions, the underweight to Europe (on average for the period) contributed to performance, while the overweight to Asia and underweight to the U.S. detracted from returns.

•                 In Asia, the Portfolio benefited from stock selection within and an underweight to Australia, an overweight to Japan and stock selection in Hong Kong; this was modestly offset by the overweight to Hong Kong.

•                 In Europe, the Portfolio benefited from stock selection within and an underweight to Austria and stock selection in France and Sweden. The benefit was offset by stock selection within and an overweight to the U.K. as well as an underweight to Belgium and Switzerland.

•                 In the U.S., the Portfolio benefited from stock selection in the shopping center, mall and office sectors as well as stock selection within (and an overweight to) the apartment sector. This was partially offset by an overweight to the hotel sector, an underweight to the storage and health care sectors and stock selection in the industrial sector.

Management Strategies

•                 The Portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (U.S., Europe and Asia) based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification.

•                 Our company-specific research has led us to specific preferences for sub-segments within each of the property sectors and countries. At the end of the period, the Portfolio was overweight the Asian listed property sector, neutral to the European listed property sector and underweight the U.S. listed property sector.

•                 We believe the Asian listed property sector will continue to exhibit stable underlying property fundamentals and asset values. The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan, which continue to trade at very large discounts to NAV. Despite only modest weakening in underlying fundamentals and favorable supply dynamics in the Hong Kong and Japanese real estate markets, the Hong Kong and Japanese REOCs experienced significant share price declines in the year. We continue to prefer the Asian REOCs, as we believe these companies continue to offer better value relative to the REITs and possess the ability to engage in value-added opportunities such as the development of new assets and redevelopment of existing assets, as opposed to the Asian REITs which are externally managed vehicles and limited to property ownership.

•                 The Portfolio was considerably underweight the Australian Listed Property Trust (LPT) sector, which ended the period trading at a discount to NAVs which still do not yet fully reflect prospective asset value declines.

•                 In Europe, stocks on the Continent posted large declines and ended the year trading at a discount to reported NAVs, which only reflect modest capital value declines since the start of the credit crisis. Property stocks in the

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

Global Real Estate Portfolio

U.K. also experienced significant declines, and the stocks continue to trade at discounted valuations that appear too wide, especially since NAVs already reflect a sharp correction in asset values.

•                 Within Europe, the Portfolio continues to be underweight the Continent and overweight the U.K., as we believe the U.K. property market continues to offer better relative value.

•                 The Portfolio was underweight the U.S., which trades at a discount to NAVs based on consensus estimates of significant downward adjustment to asset values, and the market faces prospects for additional declines in underlying asset values as a result of the continued impairment of the credit markets and negative outlook for fundamentals given the economic recession. In contrast to the stable outlook for underlying property fundamentals in Asia-ex-Australia, in the U.S., Europe and Australia, there are expectations for substantial weakness in underlying property fundamentals and asset values. However, the key question to us remains the magnitude of asset value declines since there continues to be limited transactional evidence. This situation is due to the lack of liquidity for direct real estate assets, which has resulted in a wide bid-ask spread between buyers and sellers. In some sub-segments of these markets, we believe current share price valuations already more than reflect any prospective weakening in underlying fundamentals and asset values.

*           Minimum Investment

**    Commenced operations on August 30, 2006.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the FTSE EPRA/NAREIT Global Real Estate Index — Net Total Return to U.S. Investors(1), the Morgan Stanley Capital International (MSCI) World Index(2) and the Lipper Global Real Estate Funds Average(3)

	Total Returns(4)
		Average Annual
	One	Since
	Year	Inception (8)
Portfolio — Class I (5)	(45.00)%	(19.99)%
FTSE EPRA/NAREIT Global Real Estate Index —
Net Total Return to U.S. Investors	(47.83)	(21.54)
MSCI World Index	(40.71)	(13.68)
Lipper Global Real Estate Funds Average	(45.33)	(21.87)

Portfolio — Class P (5)	(45.15)	(20.22)
FTSE EPRA/NAREIT Global Real Estate Index —
Net Total Return to U.S. Investors	(47.83)	(21.54)
MSCI World Index	(40.71)	(13.68)
Lipper Global Real Estate Funds Average	(45.33)	(21.87)

		Cumulative
		Since
		Inception (8)
Portfolio — Class H w/o sales charges (6)	—	(44.88)
Portfolio — Class H with maximum 4.75% sale charges (6)	—	(47.51)
FTSE EPRA/NAREIT Global Real Estate Index — Net Total Return to U.S. Investors	—	(47.68)
MSCI World Index	—	(40.32)
Lipper Global Real Estate Funds Average	—	(43.68)

Portfolio — Class L (7)	—	(42.45)
FTSE EPRA/NAREIT Global Real Estate Index — Net Total Return to U.S. Investors	—	(43.95)
MSCI World Index	—	(36.63)
Lipper Global Real Estate Funds Average	—	(37.11)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)        The FTSE EPRA/NAREIT Global Real Estate Index — Net Total Return to U.S. investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. “Net Total Return to U.S. investors” reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)        The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

Global Real Estate Portfolio

23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)        The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper Global Real Estate Funds classification.

(4)        Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)        Commenced operations on August 30, 2006.

(6)        Commenced operations on January 2, 2008.

(7)        Commenced operations on June 16, 2008.

(8)        For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Percentage of
Classification	Total Investments
Diversified	37.9%
Retail	16.3
Office	14.8
Residential	13.7
Health Care	5.1
Other**	10.7
Short-Term Investment	1.5
Total Investments	100.0%

*            Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2008.

**     Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

Global Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (97.1%)
Australia (5.8%)
CFS Retail Property Trust REIT (c)	1,114,211	$1,461
GPT Group REIT	419,966	272
Stockland REIT (c)	1,003,864	2,905
Westfield Group REIT (c)	2,743,634	25,279
		29,917
Austria (0.2%)
CA Immobilien Anlagen AG (a)(c)	50,567	302
Conwert Immobilien Invest SE (a)(c)	162,805	731
		1,033
Brazil (0.4%)
BR Malls Participacoes S.A. (a)	482,540	1,915
Canada (0.2%)
Extendicare REIT	116,590	553
RioCan REIT	52,965	586
		1,139
Finland (0.3%)
Citycon Oyj (c)	151,291	355
Sponda Oyj	226,132	990
		1,345
France (5.2%)
Fonciere Des Regions REIT (c)	15,185	1,039
Gecina S.A. REIT (c)	23,647	1,642
ICADE REIT (c)	31,607	2,631
Klepierre REIT (c)	85,956	2,107
Silic REIT	23,708	2,204
Unibail-Rodamco REIT	117,313	17,473
		27,096
Germany (0.3%)
Alstria Office AG REIT	185,691	1,296
Hong Kong (18.6%)
China Overseas Land & Investment Ltd. (c)	4,623,000	6,499
China Resources Land Ltd. (c)	4,485,000	5,553
Guangzhou R&F Properties Co., Ltd., Class H (c)	11,886,700	13,287
Hang Lung Properties Ltd. (c)	2,110,000	4,628
Henderson Land Development Co., Ltd. (c)	1,485,000	5,547
Hongkong Land Holdings Ltd. (c)	5,795,000	14,519
Hysan Development Co., Ltd. (c)	2,474,868	4,019
Kerry Properties Ltd.	4,895,220	13,176
Sun Hung Kai Properties Ltd. (c)	3,403,000	28,614
Swire Pacific Ltd., Class A (c)	89,500	620
		96,462
Italy (0.2%)
Beni Stabili S.p.A. (c)	1,612,891	1,127
Risanamento S.p.A. (a)	258,173	157
		1,284
Japan (17.4%)
Japan Real Estate Investment Corp. REIT	258	2,319
Mitsubishi Estate Co., Ltd.	1,916,000	31,597
Mitsui Fudosan Co., Ltd.	1,737,000	28,865
Nippon Building Fund, Inc. REIT	489	5,367
NTT Urban Development Corp.	5,634	6,079
Sumitomo Realty & Development Co., Ltd. (c)	1,089,000	16,225
		90,452
Netherlands (1.7%)
Corio N.V. REIT	83,627	3,834
Eurocommercial Properties N.V. CVA REIT	29,499	992
ProLogis European Properties	205,934	923
Vastned Retail N.V. REIT	21,993	1,103
Wereldhave N.V. REIT (c)	23,701	2,093
		8,945
Singapore (2.3%)
CapitaCommercial Trust REIT (c)	3,000	2
CapitaLand Ltd.	1,097,000	2,410
Macquarie Prime REIT	5,109,000	1,848
United Industrial Corp., Ltd.	8,725,000	6,378
Wheelock Properties Singapore Ltd.	1,476,000	1,071
		11,709
Sweden (0.7%)
Castellum AB	127,786	994
Hufvudstaden AB, Class A	392,369	2,762
		3,756
Switzerland (0.5%)
PSP Swiss Property AG (Registered) (a)	55,033	2,744
United Kingdom (7.0%)
Big Yellow Group plc REIT	469,512	1,625
British Land Co. plc REIT	852,274	6,832
Brixton plc REIT	914,584	1,754
Capital & Regional plc	441,930	300
Derwent London plc REIT	211,512	2,222
Grainger plc	424,691	836
Great Portland Estates plc REIT	290,164	1,090
Hammerson plc REIT	559,206	4,332
Invista Foundation Property Trust Ltd. REIT	77,300	19
Land Securities Group plc REIT	694,528	9,257
Liberty International plc REIT	340,659	2,361
Minerva plc (a)	712,164	139
Quintain Estates & Development plc	694,795	371
Safestore Holdings plc	735,221	584
Segro plc REIT	948,582	3,393
Shaftesbury plc REIT	47,642	249
Unite Group plc	405,751	861
Workspace Group plc REIT	87,560	78
		36,303
United States (36.3%)
Acadia Realty Trust REIT	105,947	1,512
AMB Property Corp. REIT	138,689	3,248
Assisted Living Concepts, Inc., Class A (a)	310,387	1,288
AvalonBay Communities, Inc. REIT	240,488	14,569
Boston Properties, Inc. REIT	240,975	13,254
Brandywine Realty Trust REIT	2,924	22
Brookfield Properties Corp.	1,122,873	8,680

The accompanying notes are an integral part of the financial statements.	31

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Global Real Estate Portfolio

		Value
	Shares	(000)
United States (cont’d)
Cabot Industrial Value Fund III, LP (a)(i)	221	$111
Camden Property Trust REIT	262,953	8,241
Care Investment Trust, Inc. REIT	36,365	283
DCT Industrial Trust, Inc. REIT	208,380	1,054
DiamondRock Hospitality Co. REIT	80,060	406
Douglas Emmett, Inc. REIT	57,630	753
Duke Realty Corp. REIT	219,759	2,408
Equity Lifestyle Properties, Inc. REIT (a)	100,671	3,862
Equity Residential REIT	374,923	11,180
Exeter Industrial Value Fund, LP (d)	800,000	800
Federal Realty Investment Trust REIT	126,154	7,832
Forest City Enterprises, Inc., Class A	380,881	2,552
HCP, Inc. REIT	193,146	5,364
Healthcare Realty Trust, Inc. REIT	342,507	8,042
Host Hotels & Resorts, Inc. REIT	1,048,764	7,939
LaSalle Hotel Properties REIT	15,630	173
Liberty Property Trust REIT	236,174	5,392
Macerich Co. (The) REIT	5,878	107
Mack-Cali Realty Corp. REIT	229,448	5,621
Morgans Hotel Group Co. (a)	122,919	573
Parkway Properties, Inc. REIT	902	16
Post Properties, Inc. REIT	249,293	4,113
PS Business Parks, Inc. REIT	22,123	988
Public Storage REIT	109,945	8,741
Ramco-Gershenson Properties Trust REIT	33,055	204
Regency Centers Corp. REIT	231,201	10,797
Senior Housing Properties Trust REIT	367,674	6,589
Simon Property Group, Inc. REIT	300,585	15,970
Sovran Self Storage, Inc. REIT	5,079	183
Starwood Hotels & Resorts Worldwide, Inc.	673,860	12,062
Strategic Hotels & Resorts, Inc. REIT	474,011	796
Taubman Centers, Inc. REIT	42,475	1,081
Ventas, Inc. REIT	107,300	3,602
Vornado Realty Trust REIT	130,930	7,902
		188,310
Total Common Stocks (Cost $947,562)		503,706

	No. of
	Rights
Rights (0.0%)
Hong Kong (0.0%)
China Overseas Land & Investment Ltd., expires 1/21/09 (Cost $—) (a)	189,240	71

	Shares
Short-Term Investments (11.3%)
Securities held as Collateral on Loaned Securities (9.8%)
Investment Company (7.9%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (o)	40,941,177	40,941

	Face
	Amount
	(000)
Repurchase Agreement (1.9%)
Goldman Sachs & Co., 0.06%, dated 12/31/08, due 1/2/09, repurchase price $10,058; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Gold Pools: rates ranging from 4.50% to 6.00%, due 11/1/19 - 12/1/38; Federal National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.00% - 7.00%, due 9/1/18 - 1/1/39; Government National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.50% to 11.50%, due 6/15/16 - 12/20/38, valued at $10,259.	$10,058	10,058
		50,999

	Shares
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (o)	7,525,268	7,525
Total Short-Term Investments (Cost $58,524)		58,524
Total Investments (108.4%) (Cost $1,006,086) — including $48,070 of Securities Loaned (v)		562,301
Liabilities in Excess of Other Assets (-8.4%)		(43,635)
Net Assets (100%)		$518,666

(a)                                 Non-income producing security.

(c)                                 All or a portion of security on loan at December 31, 2008.

(d)                                At December 31, 2008, the Portfolio held approximately $800,000 of fair valued securities, representing 0.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(i)                                    Restricted security valued at fair value and not registered under the Securities Act of 1933, Cabot Industrial Value Fund, LP was aquired on 6/08 and has a current cost basis of $111,000. At December 31, 2008, this security had an aggregate market value of 111,000 representing 0.02% of net assets.

(o)                                See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(v)                                The approximate market value and percentage of total investments, $314,258,000 and 55.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as disclosed in Note A within the Notes to Financial Statements.

@                                   Value is less than $500.

CVA                     Certificaten Van Aandelen

REIT                    Real Estate Investment Trust

32	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Global Real Estate Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
AUD	926	$ 645	1/5/09	USD	637	$ 637	$(8)
HKD	12,345	1,593	1/5/09	USD	1,593	1,593	— @
HKD	4,404	568	1/2/09	USD	568	568	— @
SGD	158	110	1/5/09	USD	110	110	— @
SGD	117	81	1/5/09	USD	81	81	— @
		$ 2,997				$2,989	$(8)

AUD                   — Australian Dollar

HKD                    — Hong Kong Dollar

SGD                      — Singapore Dollar

USD                      — United States Dollar

The accompanying notes are an integral part of the financial statements.	33

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

Global Value Equity Portfolio

The Global Value Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -41.82%, net of fees, for Class I shares. The Portfolio’s Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the “Index”) which returned -40.71%.

Factors Affecting Performance

•                 Global equities declined precipitously during the period under review. In 2008, the U.S. market had its worst one-year performance since the 1930s. The complete reshuffling of Wall Street and dire global economic conditions were met with unprecedented policy response by governments and central banks around the world. The shift from inflation fears to deflation fears as the primary threat to the global economy’s recovery further impelled the massive fiscal and monetary stimulus. Falling commodity prices (since July 2008), declining home values and a substantial drop in consumer demand exerted downward pressure on prices such that deflation became policymakers’ chief concern.

•                 Although the interventions were initially met with disappointment among investors, equity prices appeared to stabilize in December and a key liquidity measure showed some improvement. However, certain “fear gauges” remained troubling at year end, including the CBOE VIX volatility index. Without more positive readings here, we believe any equity rally will be short-lived and substantial improvements in economic and financial conditions will be delayed.

•                 By the end of the period, most of the developed world had entered into recession, and outlooks remained gloomy. The U.S. and Europe grappled with a wave of negative economic data, while Japan continued to suffer from weak domestic demand and falling exports. The Asia Pacific region excluding Japan dealt with the impact of languishing growth both in the developed world and in China, which until then had served as the region’s economic engine.

•                 During the period, the Portfolio was well served by its defensive positioning, with overweights to health care and telecommunication services, and underweights to cyclical sectors such as materials, energy and industrials. As the global economic outlook became increasingly dire, negative sentiment fueled a strong sell-off in economically sensitive sectors. The Portfolio’s underweights there buffered the impact of those sectors’ substantial declines. At the same time, stock selection and relative overweights in both the health care (where the Portfolio holds predominantly pharmaceuticals stocks) and telecommunication services sectors added relative value, as these sectors outperformed the Index during the period.

•                 However, other positions were disappointments. Weaker than expected results from food producers and tobacco companies led to losses in the Portfolio’s consumer staples segment. These companies suffered from the expectation that high raw materials and energy costs earlier in 2008 would crimp profit margins. The financials sector was another significant detractor for the period. The benefit of an underweight to the sector was overwhelmed by the considerably negative impact of stock selection. On valuations, many of the financial stocks looked compellingly cheap. But with the credit crisis accelerating and the operating environment deteriorating much faster than anticipated, a number of the Portfolio’s holdings within the sector were negatively impacted.

Management Strategies

•                  At the end of November, the responsibility for the management of the Portfolio’s assets was assumed by another team, and the composition of the Portfolio changed to reflect the Global Franchise investment philosophy. The most noticeable change at year end was a significant reduction in the financials allocation. Generally, the Global Franchise management team avoids companies that rely on substantial leverage to generate returns on their capital and, as such, historically the team’s portfolios have not been invested in banks, insurance companies, or property companies.

•                  In keeping with the Global Franchise philosophy, the team seeks to invest in companies with strong business franchises protected by a dominant intangible asset. Additionally, the team demands sound management, substantial free cash flow and growth potential. The team invests in these high quality companies only when it can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. The team seeks to deliver attractive returns while minimizing

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

Global Value Equity Portfolio

business and valuation risk. The goal is for the Portfolio to outperform broadly-based benchmarks over the long term with less than average volatility.

*   Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Large-Cap Value Funds Median(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception	(6)
Portfolio — Class I (4)	(41.82)%	(1.88)	0.34%	7.36%
MSCI World Index	(40.71)	(0.51)	(0.64)	5.33
Lipper Global Large-Cap Value Funds Median	(43.19)	(2.46)	0.30	7.11
Portfolio — Class P (5)	(41.98)	(2.14)	0.08	4.32
MSCI World Index	(40.71)	(0.51)	(0.64)	3.30
Lipper Global Large-Cap Value Funds Median	(43.19)	(2.46)	0.30	4.19

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in expenses.

(1)         The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)         The Lipper Global Large-Cap Value Funds Median tracks the performance of all funds in the Lipper Global Large-Cap Value Funds classification. The Median, which is adjusted for capital gains distribution and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper Global Large-Cap Value Funds classification.

(3)         Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)         Commenced operations on July 15, 1992

(5)         Commenced operations on January 2, 1996

(6)         For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition**

Percentage of
Classification	Total Investments
Tobacco	23.8%
Food Products	17.5
Household Products	10.3
Media	9.4
Beverages	8.7
Other***	28.1
Short-Term Investment	2.2
Total Investments	100.0%

**         Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2008.

***  Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

Global Value Equity Portfolio

		Value
	Shares	(000)
Common Stocks (97.5%)
Finland (2.2%)
Kone Oyj, Class B (c)	36,816	$807
France (5.8%)
Groupe Danone (c)	18,659	1,126
Pernod-Ricard S.A. (c)	12,781	948
		2,074
Ireland (5.0%)
C&C Group plc	158,443	321
Experian plc	235,352	1,474
		1,795
Japan (3.3%)
Kao Corp.	39,000	1,181
Netherlands (7.8%)
Reed Elsevier N.V.	108,398	1,277
Wolters Kluwer N.V. (c)	80,017	1,511
		2,788
Sweden (4.2%)
Swedish Match AB	106,533	1,525
Switzerland (6.8%)
Nestle S.A. (Registered)	34,713	1,368
Novartis AG (Registered)	21,455	1,075
		2,443
United Kingdom (28.9%)
British American Tobacco plc	111,571	2,899
Cadbury plc	155,050	1,357
Diageo plc	68,023	946
Imperial Tobacco Group plc	86,361	2,307
Reckitt Benckiser Group plc	36,102	1,345
Rolls-Royce Group plc, C Shares (a)	4,500,610	7
Unilever plc	68,488	1,556
		10,417
United States (33.5%)
Brown-Forman Corp., Class B	17,493	901
Career Education Corp. (a)	37,179	667
eBay, Inc. (a)	50,272	702
Estee Lauder Cos., Inc. (The) (c)	28,990	897
Fortune Brands, Inc. (c)	21,676	895
Harley-Davidson, Inc. (c)	35,872	609
Kellogg Co.	19,817	869
McGraw-Hill Cos., Inc. (The)	24,592	570
Moody’s Corp.	31,587	635
Philip Morris International, Inc.	41,821	1,820
Procter & Gamble Co. (c)	18,913	1,169
Scotts Miracle-Gro, Co. (The), Class A	27,718	824
Starbucks Corp. (a)	68,293	646
Weight Watchers International, Inc. (c)	29,279	861
		12,065
Total Common Stocks (Cost $32,842)		35,095
Short-Term Investments (11.6%)
Securities held as Collateral on Loaned Securities (9.3%)
Investment Company (7.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o)	2,694,327	2,694

	Face
	Amount
	(000)
Repurchase Agreement (1.8%)
Goldman Sachs & Co., 0.06%, dated 12/31/08, due 1/2/09, repurchase price $662; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Gold Pools: rates ranging from 4.50% to 6.00%, due 11/1/19 - 12/1/38; Federal National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.00% - 7.00%, due 9/1/18 - 1/1/39; Government National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.50% to 11.50%, due 6/15/16 - 12/20/38, valued at $675.	$ 662	662
		3,356

	Shares
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (o)	804,637	805
Total Short-Term Investments (Cost $4,161)		4,161
Total Investments (109.1%) (Cost $37,003) — Including $3,217 of Securities Loaned (v)		39,256
Liabilities in Excess of Other Assets (-9.1%)		(3,258)
Net Assets (100%)		$35,998

(a)                                 Non-income producing security.

(c)                                 All or a portion of security on loan at December 31, 2008.

(o)                                See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(v)                                The approximate market value and percentage of total investments, $23,024,000 and 58.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as disclosed in Note A within the Notes to Financial Statements.

36	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Global Value Equity Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
GBP	700	$1,006	1/26/09	USD	1,039	$1,039	$ 33
GBP	650	934	1/26/09	USD	965	965	31
GBP	700	1,006	1/26/09	USD	1,039	1,039	33
GBP	700	1,006	1/26/09	USD	1,040	1,040	34
		$3,952				$4,083	$131

GBP  —  British Pound

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.	37

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

International Equity Portfolio

The International Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -33.12% net of fees, for Class I shares. The Portfolio’s Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned -43.38%.

Factors Affecting Performance

•                  The Index rose 6.01% in December, most of which was generated by U.S. dollar weakness as the rise was a more muted 1.2% in local currency terms. This brought the Index return for 2008 to -43.4% in U.S. dollar terms — the largest ever collapse in the EAFE Index over a one-year period.

•                  Currency movements had a significant impact on U.S. dollar-based returns among the various local markets. The old order of strength was re-established with the yen in the vanguard (+13% vs. U.S. dollar) and sterling (-19% vs. U.S. dollar) in the rear. This transformed the Japanese stock market’s local return of -43% for the year into one of the least negative in dollar terms at -30%, and the U.K.’s local return of -31% into a crunching -50% in U.S. dollars. Beyond the travails of the large markets there was chaos in some smaller markets, particularly on the euro periphery where a decade or more of easy money had monstrously inflated immature banking systems. Years of massive increases in bank balance sheets came home to roost in Ireland (-73%), Austria (-69%) and Greece (-67%), where only inclusion in the euro zone stood between them and the fate of Iceland (whose market fell 87% in dollar terms).

•                  The banking crisis was the determining feature of 2008, and as bank nationalizations followed bank bail-outs, the market had to face the potential for unlimited dilution and for share prices to fall to zero in “broken” banks. Additionally, it was also the year where the banking crisis went far beyond subprime mortgages and spread to every corner of economic activity. Cyclical sectors that had previously been considered immune were massively downgraded by the market and declined sharply. One of the most surprising features of 2008 was the degree of loss in sectors with traditional defensive characteristics like consumer staples, telecommunications and utilities.

Unlike previous recent bear markets, such as the Asian crisis in 1998 and the tech-media-telecom (TMT) crash of 2001-2003, the degree of forced selling and the impenetrability of the looming storm clouds meant there were no safe havens in which to hide.

Management Strategies

•                  The Portfolio’s positioning in anticipation of financial and cyclical sector weakness served it well in 2008 on a relative basis. The underweights in European and Australian financials, commodity materials, capital goods, the emerging markets (where the Portfolio had zero exposure), and consumer discretionary sectors added value. Positive stock selection was significant in our financial, materials and technology holdings. In particular, our Japanese financials were significantly insulated from losses in Western securities; however, this was offset by continued weakness in our Japanese industrials and technology positions as the yen strengthened. Our consumer staples positions declined with the sector in the general panic, and those domiciled in the U.K. particularly suffered in dollar terms as the sterling depreciated, despite their predominantly non- sterling based profits. Our cash position and hedging strategy proved profitable in an absolute return sense.

•                  We believe that the first central issue that markets will have to face in 2009 will be the viciousness of profit evaporation in cyclical sectors and companies. While there is a consensus that profits will be weak in cyclicals, we believe the potential weakness is woefully underestimated. Despite the recent sales declines in capital equipment and other industrials, inventories continue to build. As a result, we anticipate that sales declines and inventory write-offs will increase and cash flows will turn more steeply negative.

•                  The second major issue for 2009 in our view will be the impact on banks of the vast surplus of capacity that has accumulated in manufacturing during the boom years of 2004-2007. Even if governments can kick-start the global economy, which we doubt, we believe working off this excess capacity will take much longer and cyclicals will remain off the table for some time. We also believe that, simply put, banks have hardly raised enough capital

38

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

International Equity Portfolio

to deal with their securities writedowns of 2008 and will continue to restrict lending wherever possible to lower their leverage levels. The likely failure of the banking system to pass on the credit so keenly offered by central banks will mean systemic bank nationalizations in places like the U.K. and Ireland is a real possibility this year.

•                  Finally, can emerging markets come to the rescue in 2009? We believe emerging markets do not have the same degree of risk in their finance industries as Western markets, but their exposure to the secondary effects of these fireworks is likely to be just as problematic on their still relatively expensive stock markets.

•                  As always, our key reference point for investing is valuation. In the cyclical areas of the market we believe valuation levels have moved back to discounting average mid-cycle margins. We think a scenario far worse than this is likely over the medium term and so, in the main, we believe valuations there are not yet attractive. The exception to this is Japan, where valuation levels are lower, but here the strength of the yen means that cyclical exporters are right to be discounting additional weakness. We believe Western banks remain dangerous for the reasons explained above. Defensive sectors such as consumer staples, however, with defendable (and growing) free cash streams valued on a free cash flow yield of 7% do look attractive, particularly given the disinflation bias we think is highly probable for the global economy. We feel that a relative re-rating of defensives is due after the indiscriminate destruction of 2008. Overall, we continue to feel pessimistic about the market’s ability to shrug off the effects of a massive structural withdrawal of credit, and remain defensively positioned in the best business franchises we can find at good to excellent prices.

* Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Value Funds Average(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception	(6)
Portfolio – Class I (4)	(33.12)%	2.82%	5.38%	8.93%
MSCI EAFE Index	(43.38)	1.66	0.80	3.03
Lipper International Large-Cap Value Funds Average	(43.78)	1.69	3.31	8.17
Portfolio – Class P (5)	(33.21)	2.58	5.14	7.72
MSCI EAFE Index	(43.38)	1.66	0.80	2.63
Lipper International Large-Cap Value Funds Average	(43.78)	1.69	3.31	5.79

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

39

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

International Equity Portfolio

(1)             The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index curently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)             The Lipper International Large-Cap Value Funds Average tracks the performance of all funds in the Lipper International Large-Cap Value Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper International Large-Cap Value Funds classification.

(3)             Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)             Commenced operations on August 4, 1989

(5)             Commenced operations on January 2, 1996

(6)             For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Percentage of
Classification	Total Investments
Oil, Gas & Consumable Fuels	10.2%
Food Products	7.7
Pharmaceuticals	6.7
Tobacco	6.2
Electronic Equipment & Instruments	5.9
Insurance	5.0
Other**	53.5
Short-Term Investment	4.8
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2008.
**	Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

40

2008 Annual Report

December 31, 2008

Portfolio of Investments

International Equity Portfolio

		Value
	Shares	(000)
Common Stocks (93.9%)
Australia (3.6%)
AMP Ltd.	7,502,580	$ 28,522
Foster’s Group Ltd.	5,764,385	22,176
Orica Ltd.	674,055	6,618
OZ Minerals Ltd. (d)	44,323,307	18,265
Santos Ltd.	3,990,606	41,706
		117,287
Austria (0.7%)
Telekom Austria AG	1,694,331	24,490
Belgium (0.4%)
KBC Groep N.V.	402,948	12,171
Canada (0.9%)
EnCana Corp.	644,309	29,729
Finland (0.5%)
Nokia Oyj (c)	1,018,799	15,794
France (6.8%)
ArcelorMittal (c)	405,776	9,781
Electricite de France (c)	1,202,197	69,873
France Telecom S.A. (c)	664,186	18,578
Legrand S.A. (c)	2,200,936	42,291
Total S.A. (c)	917,435	50,016
Vallourec (c)	296,406	33,712
		224,251
Germany (5.6%)
Bayer AG (c)	865,029	50,816
Continental AG (a)	250,579	25,382
E.ON AG (c)	1,418,550	57,362
Porsche Automobil Holding SE
(Non-Voting Shares) (c)	136,603	10,642
RWE AG (c)	456,071	40,999
		185,201
Greece (0.9%)
OPAP S.A.	1,059,423	30,478
Hong Kong (0.4%)
Esprit Holdings Ltd.	2,583,500	14,726
Ireland (1.5%)
CRH plc	1,961,453	49,503
Italy (2.2%)
ENI S.p.A.	2,087,446	49,464
UniCredit S.p.A.	9,166,527	22,820
		72,284
Japan (27.6%)
Asatsu-DK, Inc. (c)	647,085	14,507
Astellas Pharma, Inc.	856,300	34,844
Canon, Inc.	428,100	13,439
Chiba Bank Ltd. (The)	3,900,000	24,368
Fukuoka Financial Group, Inc.	5,631,000	24,527
Hoya Corp. (c)	2,669,800	46,379
INPEX Corp.	4,568	36,090
JSR Corp. (c)	1,228,300	13,824
Kao Corp.	1,007,000	30,495
Keyence Corp. (c)	290,100	59,400
Komatsu Ltd.	834,200	10,567
Kyocera Corp.	239,600	17,285
Mitsubishi Electric Corp.	5,323,000	33,310
Mitsubishi Estate Co., Ltd.	2,335,000	38,507
Mitsui Sumitomo Insurance Group Holdings, Inc.	1,588,600	50,666
Murata Manufacturing Co., Ltd. (c)	1,128,800	44,249
NGK Spark Plug Co., Ltd. (c)	3,559,000	28,523
Nintendo Co., Ltd.	44,000	16,905
Nitto Denko Corp.	757,700	14,557
NTT DoCoMo, Inc.	21,494	42,371
Omron Corp.	1,936,700	25,994
Rohm Co., Ltd.	682,100	34,443
Sega Sammy Holdings, Inc. (c)	1,574,000	18,264
Sekisui House Ltd. (c)	3,997,000	34,986
Sumitomo Mitsui Financial Group, Inc. (c)	9,193	39,822
T&D Holdings, Inc.	1,965,950	82,433
Taiyo Nippon Sanso Corp.	5,776,000	44,524
Teijin Ltd. (c)	4,334,000	12,251
Toyota Motor Corp.	643,700	21,070
		908,600
Netherlands (4.3%)
Akzo Nobel N.V.	995,361	41,046
CSM N.V. (c)	1,000,281	16,070
Unilever N.V. CVA	3,503,508	84,891
		142,007
Spain (2.0%)
Telefonica S.A.	2,951,310	66,155
Sweden (0.3%)
Ssab Svenskt Stal AB, Class A (c)	949,597	8,364
Switzerland (9.8%)
Givaudan S.A. (Registered)	22,306	17,572
Holcim Ltd. (Registered) (c)	662,899	38,169
Nestle S.A. (Registered)	3,155,236	124,356
Novartis AG (Registered)	1,227,834	61,520
Roche Holding AG (Genusschein)	456,984	70,345
UBS AG (Registered) (a)	830,602	12,047
		324,009
United Kingdom (25.5%)
BG Group plc	2,218,585	30,802
BHP Billiton plc	3,870,456	72,907
BP plc	7,174,526	54,973
British American Tobacco plc	3,859,534	100,284
British Land Co. plc REIT	1,966,935	15,767
Cadbury plc	2,795,494	24,472
Drax Group plc	818,593	6,636
Hays plc	34,939,263	35,224
Imperial Tobacco Group plc	3,794,176	101,354
Intercontinental Hotels Group plc	4,403,562	35,830
Ladbrokes plc	5,337,007	14,274
Lonmin plc	1,514,669	19,996

The accompanying notes are an integral part of the financial statements.	41

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

International Equity Portfolio

		Value
	Shares	(000)
United Kingdom (cont’d)
National Grid plc	709,740	$ 7,014
Reckitt Benckiser Group plc	2,089,669	77,850
Reed Elsevier plc	5,928,800	43,214
Royal Bank of Scotland Group plc	9,537,505	6,895
Royal Dutch Shell plc, Class A	1,519,499	39,603
Scottish & Southern Energy plc	1,347,091	23,719
Smiths Group plc	3,089,754	39,781
Vodafone Group plc	32,534,330	65,495
Wolseley plc	4,156,534	23,175
		839,265
United States (0.9%)
Dr. Pepper Snapple Group, Inc. (a)	1,767,407	28,720
Total Common Stocks (Cost $3,826,005)		3,093,034
Short-Term Investments (13.1%)
Securities held as Collateral on Loaned Securities (8.4%)
Investment Company (6.7%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (o)	220,548,120	220,548

	Face
	Amount
	(000)
Repurchase Agreement (1.7%)
Goldman Sachs & Co., 0.06%, dated 12/31/08, due 1/2/09, repurchase price $54,180; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Gold Pools: rates ranging from 4.50% to 6.00%, due 11/1/19 - 12/1/38; Federal National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.00% - 7.00%, due 9/1/18 - 1/1/39; Government National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.50% to 11.50%, due 6/15/16 - 12/20/38, valued at $55,264.	$ 54,180	54,180
		274,728

	Shares
Investment Company (4.7%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (o)	155,575,139	155,575
Total Short-Term Investments (Cost $430,303)		430,303
Total Investments (107.0%) (Cost $4,256,308) — including $261,509 of Securities Loaned (v)		3,523,337
Liabilities in Excess of Other Assets (-7.0%)		(229,437)
Net Assets (100%)		$3,293,900

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31, 2008.
(d)

At December 31, 2008, the Portfolio held approximately $18,265,000 of fair valued securities, representing 0.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of total investments, $3,016,320,000 and 85.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as disclosed in Note A within the Notes to Financial Statements.

CVA	Certificaten Van Aandelen
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
GBP	52,000	$ 74,748	1/12/09	AUD	115,852	$ 80,707	$ 5,959
GBP	52,000	74,749	1/12/09	EUR	65,315	90,763	16,014
GBP	26,000	37,374	1/12/09	SGD	67,730	46,999	9,625
		$186,871				$218,469	$31,598

AUD  —  Australian Dollar

EUR  —  Euro

GBP  —  British Pound

SGD  —  Singapore Dollar

42	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

International Growth Active Extension Portfolio

The International Growth Active Extension Portfolio (the “Portfolio”) seeks long-term capital appreciation with a secondary objective of income. The Adviser seeks to construct a diversified portfolio primarily consisting of equity securities of issuers located in countries other than the United States using a quantitative security selection model and fundamental analysis. In addition to purchasing equity securities (i.e., taking long positions), the Adviser attempts to identify stocks that it believes will underperform relative to the average stock in the MSCI EAFE Index and will sell these securities short on behalf of the Portfolio.

Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. Short sales expose the Portfolio to the risk that it will be required to cover its short positions at a time when securities have appreciated in value, thus resulting in a loss to the portfolio. Leverage may cause the Portfolio’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of Portfolio’s securities. The Portfolio cannot assure you that the use of leverage will result in a higher return on your investment.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -54.13%, net of fees, for Class I shares. The Portfolio’s Class I shares underperformed against its benchmark, the MSCI EAFE Index (the “Index”) which returned -43.38% for the same period.

Factors Affecting Performance

•                  International equity markets experienced record price declines in calendar year 2008, fueled by the global financial maelstrom, frozen credit markets, and high volatility in the world’s commodity prices. For the year ending December 31, 2008, the Index showed a net total return of -43.38%, the biggest yearly decline in the 39-year history of the Index.

•                  In 2008, all regional benchmarks, along with the Index, had negative returns. Within EAFE, the Asia Pacific Ex-Japan region was down the most in the year -50.50%. Japan was down the least in the year -29.21%, helped by the strong yen. EAFE sector returns were down universally as well for the year. In 2008, health care was the best performing sector on a relative basis -18.66%, while financials was the worst performing sector -54.87%. Additionally, investors in foreign shares were disadvantaged by global central banks that were slow to cut rates relative to the U.S. Federal Reserve, which has lowered interest rates by 5.0% since the beginning of 2007. The U.S. dollar gained against most foreign currencies including 4.4% versus the euro and 35.9% versus the pound; however, the dollar lost 18.9% versus the yen for the year.

•                  Underperformance in the Portfolio in 2008 can be attributed to selections in Japan and Europe. Additionally, in Japan, the strengthening yen negatively impacted returns due to the Portfolio’s underweight in the country relative to the Index and positions in Japanese exporters. For example, the Portfolio held a long position in the world’s second largest camera maker, which cut its full-year net income forecast by 40% in the fourth quarter, citing lower investment by chipmakers and a stronger yen. A short position in a Japanese rail operator also detracted from performance, as the company boosted its full year sales forecast after revealing its plan to lift its stake in a travel agency. In Europe, bank stock performance ebbed for much of the year. Long positions in the Portfolio that underperformed included a large French bank, which was under pressure to increase its shareholder equity at year end after a disappointing fourth quarter earnings release and a regulatory challenge to a planned acquisition, and a leading Greek lender, which posted a lower third-quarter profit on higher impairment costs and plans to tap the Greek government’s liquidity support plan. Finally, a short position in a French clothing and handbag designer detracted from performance as takeover speculation boosted its shares.

•                  While the Asia Pacific ex-Japan region was the worst performing region in absolute terms, it was the best performing region in the Portfolio relative to the Index in the year. A long position in an Australian health care company, which is the world’s second largest maker of blood plasma products, performed well on announced plans to boost research spending at the fastest pace in four years to accelerate the development of flu vaccines and drugs for cancer and rheumatoid arthritis in anticipation of rising demand. A short position in New Zealand’s largest phone company helped performance as the company announced both a decline in prices for calling and Internet services and rising costs to meet government regulations.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

International Growth Active Extension Portfolio

•                  On a sector basis, Portfolio holdings in the telecommunications sector were the largest underperformers relative to the Index for the year. A long position in a large Nordic phone company slumped after the company agreed in October to buy 60% of an Indian telecom. We believed this strategy increased the company’s overall risk profile and the position was sold in the fourth quarter. The financials sector also contributed to the Portfolio’s relative underperformance for the year. In addition to the aforementioned banks, a long position in Norway’s largest publicly traded insurer lagged after it reported its first quarterly loss in more than five years as weakening financial markets reduced the value of its investments.

•                  Performance in the materials sector was positive relative to Index for the year. A long position in the world’s largest maker of carbon and graphite products was additive, as the company reported a third-quarter profit increase of 70% on demand from steel and aluminum customers as well as from a price increase in its graphite electrodes, which are used in smelting furnaces. A short position in a Greek cement company also helped performance as the stock price fell on higher production costs and slowing demand.

Management Strategies

•                  While the initial impact of the financial crisis was directly on the U.S. economy, the surprise in 2008 was the subsequent global scale of the impact and collective decline of international equity markets. During the year, a broad number of country indexes fell by more than 40%, including Germany, France, Japan, Hong Kong, China and India. Given the broad-based market sell-off, our high-quality, predominantly large-cap growth investment style faced stiff headwinds in the latter part of the third quarter and in the beginning of the fourth quarter as investors indiscriminately sold highly liquid equities, value was briefly in favor, and lower-quality stocks outperformed higher-quality stocks. These conditions contributed to the Portfolio’s relative underperformance.

•                  The outlook for a sustained recovery in non-U.S. equity markets is contingent on credit market improvements in the U.S. and abroad, which we began to see toward the end of the year. For example, over the last five weeks of 2008 (November 24th to December 31st), the Index rallied 10.72%. As global markets began to digest the massive fiscal and monetary policy efforts, various classes of bond spreads to government bonds declined. Equity market volatility dropped below its November peak, providing further stability to the equity markets. While the economic news may continue to deteriorate into 2009, we believe equity markets may steady. Stocks typically move earlier, quicker, and sharper, than business and economic fundamentals. Given the uncertain economic conditions, we believe investors may gravitate toward growth stocks and their stable cash flow generation. Additionally, in our view, growth companies’ relatively healthy cash balances will also help reduce their vulnerability to tight credit conditions. Given our bottom-up investment process of building a diversified portfolio comprised of high-quality growth stocks, we believe the Portfolio is well positioned in the current economic environment.

*	Minimum Investment
**	Commenced operations on July 31, 2007.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

International Growth Active Extension Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Since
	Year	Inception (7)
Portfolio – Class I (4)	(54.13)%	(39.60)%
MSCI EAFE Index	(43.38)	(32.15)
Lipper International Large-Cap Growth Funds Index	(42.68)	(29.95)

Portfolio – Class P (4)	(54.48)	(39.96)
MSCI EAFE Index	(43.38)	(32.15)
Lipper International Large-Cap Growth Funds Index	(42.68)	(29.95)

		Cumulative
		Since
		Inception (7)
Portfolio – Class H w/o sales charges (5)	—	(54.42)
Portfolio – Class H with maximum 4.75% sales charges (5)	—	(56.59)
MSCI EAFE Index	—	(43.38)
Lipper International Large-Cap Growth Funds Index	—	(42.34)

Portfolio – Class L (6)	—	(50.96)
MSCI EAFE Index	—	(38.46)
Lipper International Large-Cap Growth Funds Index	—	(38.54)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)             The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)             The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Large-Cap Growth Funds classification.

(3)             Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)             Commenced operations on July 31, 2007

(5)             Commenced operations on January 2, 2008

(6)             Commenced operations on June 16, 2008

(7)             For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Percentage of
Classification	Total Investments
Commercial Banks	10.9%
Oil, Gas & Consumable Fuels	6.7
Pharmaceuticals	6.1
Health Care Equipment & Supplies	5.4
Other*	70.7
Short-Term Investment	0.2
Total Investments	100.0%

*	Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

International Growth Active Extension Portfolio

		Value
	Shares	(000)
Long Positions (130.7%)
Common Stocks (128.5%)
Australia (3.6%)
BHP Billiton Ltd. (q)	3,924	$ 83
CSL Ltd.	4,121	97
		180
Austria (3.2%)
Erste Group Bank AG (q)	2,900	68
Vienna Insurance Group	2,712	94
		162
Canada (3.5%)
EnCana Corp. (q)	1,850	85
Petrobank Energy & Resources Ltd. (a)	2,500	41
Research In Motion Ltd. (a)(q)	1,200	49
		175
Denmark (1.9%)
Vestas Wind Systems A/S (a)	1,571	93
Egypt (1.0%)
Orascom Construction Industries GDR (q)	986	50
Finland (3.6%)
Fortum Oyj (q)	4,131	89
Kone Oyj, Class B (q)	4,120	90
		179
France (13.0%)
ArcelorMittal	1,780	43
AXA S.A. (q)	3,855	86
BNP Paribas (q)	1,636	69
Cie Generale d’Optique Essilor International S.A.	3,685	173
LVMH Moet Hennessy Louis Vuitton S.A. (q)	1,198	81
Total S.A. (q)	3,695	201
		653
Germany (14.5%)
Adidas AG	2,395	92
Bayer AG	1,485	87
E.ON AG	4,955	200
Linde AG	1,638	139
SAP AG	2,736	98
SGL Carbon AG (a)	3,359	115
		731
Greece (3.2%)
Coca-Cola Hellenic Bottling Co. S.A.	6,296	92
National Bank of Greece S.A.	3,760	70
		162
Hong Kong (8.6%)
Bank of East Asia Ltd.	30,800	65
China Resources Power Holdings Co., Ltd.	52,000	101
CNOOC Ltd.	104,000	99
Esprit Holdings Ltd.	13,500	77
Parkson Retail Group Ltd.	81,000	92
		434
Indonesia (0.3%)
Bumi Resources Tbk PT	186,500	16
Ireland (1.7%)
Ryanair Holdings plc ADR (a)	3,000	87
Israel (2.4%)
Teva Pharmaceutical Industries Ltd. ADR (q)	2,900	123
Japan (20.8%)
Canon, Inc. (q)	3,300	104
FamilyMart Co., Ltd.	2,900	126
Fast Retailing Co., Ltd.	1,100	160
Komatsu Ltd. (q)	6,300	80
Mitsubishi Estate Co., Ltd.	6,000	99
Nikon Corp.	4,000	48
Nippon Electric Glass Co., Ltd.	9,000	47
Rakuten, Inc. (a)	139	88
Shin-Etsu Chemical Co., Ltd. (q)	2,000	92
Shionogi & Co., Ltd.	1,000	26
Stanley Electric Co., Ltd.	6,900	73
Terumo Corp. (q)	2,200	103
		1,046
Luxembourg (1.4%)
Millicom International Cellular S.A. (q)	1,600	72
Mexico (1.7%)
America Movil S.A.B. de C.V., Class L ADR (q)	2,700	84
Netherlands (2.6%)
Reed Elsevier N.V. (q)	10,951	129
Norway (0.9%)
Storebrand ASA	18,812	46
Portugal (3.9%)
Banco Espirito Santo S.A. (Registered)	11,800	111
Jeronimo Martins SGPS S.A.	15,209	84
		195
Singapore (2.6%)
DBS Group Holdings Ltd.	12,000	71
Keppel Corp. Ltd.	19,000	58
		129
Spain (1.9%)
Banco Santander S.A.	9,752	94
Sweden (1.6%)
Tele2 AB, Class B	8,876	79
Switzerland (14.6%)
ABB Ltd. (Registered) (a)(q)	5,787	87
EFG International AG (q)	4,356	78
Nestle S.A. (Registered) (q)	5,552	219
Roche Holding AG (Genusschein) (q)	1,081	167
SGS S.A. (Registered) (q)	175	183
		734
Taiwan (1.8%)
Delta Electronics, Inc.	47,080	92

46	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

International Growth Active Extension Portfolio

		Value
	Shares	(000)
United Kingdom (14.2%)
G4S plc	33,259	$ 99
HSBC Holdings plc	10,178	97
Man Group plc	12,068	42
Prudential plc (q)	14,128	86
Reckitt Benckiser Group plc (q)	4,482	167
SABMiller plc (q)	4,657	78
Smith & Nephew plc	12,582	80
Standard Chartered plc (q)	5,099	65
		714
Total Common Stocks (Cost $10,893)		6,459

	No. of
	Rights
Rights (0.2%)
Singapore (0.2%)
DBS Group Holdings Ltd., expires 1/20/09
(Cost $—) (a)	6,000	13

	No. of
	Warrants
Warrant (1.6%)
India (1.6%)
Bharti Airtel Ltd., expires 3/17/11
(Cost $129) (a)(e)	5,500	81

	Shares
Short-Term Investment (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $12) (o)	11,683	12
Total Investments (130.5%) (Cost $11,034) (v)		6,565
Liabilities in Excess of Other Assets (-30.5%)		(1,536)
Net Assets (100%)		$ 5,029
Short Positions (34.4%)*
Common Stocks (32.4%)
Belgium (0.9%)
Solvay S.A., Class A	586	44
France (5.0%)
BioMerieux	657	55
Hermes International	329	46
Legrand S.A.	4,100	79
Pernod-Ricard S.A.	965	71
		251
Germany (1.2%)
Fraport AG Frankfurt Airport Services Worldwide	1,444	63
Hong Kong (1.0%)
Sino Land Co.	48,000	50
Italy (2.7%)
Lottomtica S.p.A.	2,714	67
Mediaset S.p.A.	11,816	67
		134
Japan (9.0%)
Dai Nippon Printing Co., Ltd.	7,000	77
Daiwa Securities Group, Inc.	10,000	60
Kintetsu Corp.	24,000	110
Ono Pharmaceutical Co., Ltd.	1,100	57
Sompo Japan Insurance, Inc.	11,000	81
Toyota Motor Corp.	2,100	69
		454
Mexico (0.9%)
Wal-Mart de Mexico S.A.B. de C.V., Class V	16,900	45
New Zealand (0.9%)
Telecom Corp. of New Zealand Ltd.	32,298	43
Sweden (3.6%)
Svenska Handelsbanken AB, Class A	4,194	68
Telefonaktiebolaget LM Ericsson, Class B	8,647	66
Volvo AB, Class B	8,400	47
		181
Switzerland (4.3%)
Givaudan S.A. (Registered)	88	69
Kaba Holding AG	355	88
Lindt & Spruengli AG	33	61
		218
United Kingdom (2.9%)
GlaxoSmithKline plc	4,047	75
Kingfisher plc	36,210	71
		146
Total Common Stocks (Proceeds $2,163)		1,629
Investment Company (2.0%)
United States (2.0%)
Vanguard Emerging Markets ETF (Cost $175)	4,200	100
Total Investment Companies (Proceeds $175)		100
Total Short Positions (Proceeds $2,338)		$ 1,729

*	Percentage is based on Net Assets.
(a)	Non-income producing security.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(q)	Securities are pledged with a broker as collateral for short sales.
(v)

The approximate market value and percentage of total investments, $6,099,000 and 92.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as disclosed in Note A within the Notes to Financial Statements.

@	Value is less than $500.

The accompanying notes are an integral part of the financial statements.	47

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

International Growth Active Extension Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
USD	9	$ 9	1/6/09	CHF	10	$ 9	$(—	)@
USD	1	1	1/7/09	CHF	1	1	(—	)@
		$10				$10	$(—	)@

CHF  —  Swiss Franc

USD  —  United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
TOPIX Index
(Japan)	2	$190	Mar-09	$10

Short:
DJ Euro STOXX 50
(Germany)	(5)	(170)	Mar-09	(6)
				$ 4

Contracts for Difference:

The Portfolio had the following contracts for difference open at period end:

Contracts to Buy/Sell	Shares	Net Unrealized Appreciation (Depreciation) (000)
Titan Cement Co.	(2,446)	$52
LG Display Co., Ltd.	(3,170)	29
Tesco plc	28,927	(9)
		$72

48	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

International Growth Equity Portfolio

The International Growth Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation, with a secondary objective of income by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the U.S. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -48.70%, net of fees, for Class I shares. The Portfolio’s Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned -43.38%.

Factors Affecting Performance

•      International equity markets experienced record price declines in calendar year 2008, fueled by the global financial maelstrom, frozen credit markets, and high volatility in the world’s commodity prices. For the year ending December 31, 2008, the Index showed a net total return of -43.38%, the biggest yearly decline in the 39-year history of the Index.

•      In 2008, all regional benchmarks, along with the MSCI Emerging Markets Index, had negative returns. Within EAFE, the Asia Pacific Ex-Japan region was down the most in the year -50.50%. Japan was down the least in the year -29.21%, helped by the strong yen. EAFE sector returns were down universally as well for the year. In 2008, health care was the best performing sector on a relative basis -18.66%, while financials was the worst performing sector -54.87%. Additionally, investors in foreign shares were disadvantaged by global central banks that were slow to cut rates relative to the U.S. Federal Reserve, which has lowered interest rates by 5.0% since the beginning of 2007. The U.S. dollar gained against most foreign currencies including 4.4% versus the euro and 35.9% versus the pound; however, the dollar lost 18.9% versus the yen for the year.

•      Underperformance in the Portfolio in 2008 can be attributed to selections in Japan and Europe. Additionally, in Japan, the strengthening yen negatively impacted returns due to the Portfolio’s underweight in the country relative to the Index and positions in Japanese exporters. For example, the Portfolio held a position in the world’s second largest camera maker, which cut its full-year net income forecast by 40% in the fourth quarter citing lower investment by chipmakers and a stronger yen. In Europe, bank stock performance ebbed for much of the year. Positions in the Portfolio that underperformed included a large French bank, which was under pressure to increase its shareholder equity at year end after a disappointing fourth quarter earnings release and a regulatory challenge to a planned acquisition; an Austrian bank, which lowered its 2008 earnings outlook due to the decline in global markets and subsequent widening of credit spreads; and a leading Greek lender, which posted a lower third-quarter profit on higher impairment costs and plans to tap the Greek government’s liquidity support plan.

•      While the Asia Pacific ex-Japan region was the worst performing region in absolute terms, it was the best performing region in the Portfolio relative to the Index in the year. A position in an Australian health care company, which is the world’s second largest maker of blood plasma products, performed well on announced plans to boost research spending at the fastest pace in four years to accelerate the development of flu vaccines and drugs for cancer and rheumatoid arthritis in anticipation of rising demand.

•      On a sector basis, Portfolio holdings in the telecommunications sector were the largest underperformers relative to the Index for the year. A large Nordic phone company slumped after agreeing in October to buy 60% of an Indian telecom. We believed this strategy increased the company’s overall risk profile and the position was sold in the fourth quarter. The financials sector also contributed to the Portfolio’s relative underperformance for the year. In addition to the aforementioned banks, relative performance was hurt by Norway’s largest publicly traded insurer, which reported its first quarterly loss in more than five years as weakening financial markets reduced the value of its investments.

•      Performance in the materials sector was positive relative to Index for the year. The Portfolio’s positions included the world’s largest maker of carbon and graphite products, which reported a third-quarter profit increase of 70% on demand from steel and aluminum customers as well as from a price increase in its graphite electrodes, which are used in smelting furnaces. Also held by the Portfolio was the world’s largest silicon wafer manufacturer, which saw its first-half profit slightly exceed its forecast supported by increased sales of its polyvinyl chloride products.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

International Growth Equity Portfolio

Management Strategies

•                  While the initial impact of the financial crisis was directly on the U.S. economy, the surprise in 2008 was the subsequent global scale of the impact and collective decline of international equity markets. During the year, a broad number of country indexes fell by more than 40%, including Germany, France, Japan, Hong Kong, China and India. Given the broad-based market sell-off, our high-quality, predominantly large-cap growth investment style faced stiff headwinds in the latter part of the third quarter and in the beginning of the fourth quarter as investors indiscriminately sold highly liquid equities, value was briefly in favor, and lower-quality stocks outperformed higher-quality stocks. These conditions contributed to the Portfolio’s relative underperformance.

•                  The outlook for a sustained recovery in non-U.S. equity markets is contingent on credit market improvements in the U.S. and abroad, which we began to see toward the end of the year. For example, over the last five weeks of 2008 (November 24th to December 31st), the Index rallied 10.72%. As global markets began to digest the massive fiscal and monetary policy efforts, various classes of bond spreads to government bonds declined. Equity market volatility dropped below its November peak, providing further stability to the equity markets. While the economic news may continue to deteriorate into 2009, we believe equity markets may steady. Stocks typically move earlier, quicker, and sharper, than business and economic fundamentals. Given the uncertain economic conditions, we believe investors may gravitate toward growth stocks and their stable cash flow generation. Additionally, in our view, growth companies’ relatively healthy cash balances will also help reduce their vulnerability to tight credit conditions. Given our bottom-up investment process of building a diversified portfolio comprised of high-quality growth stocks, we believe the portfolio is well positioned in the current economic environment.

*	Minimum Investment
**	Commenced operations on December 27, 2005.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Since
	Year	Inception (5)
Portfolio – Class I (4)	(48.70)%	(9.08)%
MSCI EAFE Index	(43.38)	(7.45)
Lipper International Large-Cap Growth Funds Index	(42.68)	(6.47)

Portfolio – Class P (4)	(48.82)	(9.30)
MSCI EAFE Index	(43.38)	(7.45)
Lipper International Large-Cap Growth Funds Index	(42.68)	(6.47)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)       The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

International Growth Equity Portfolio

not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)             The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Large-Cap Growth Funds classification.

(3)             Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)             Commenced operations on December 27, 2005

(5)             For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Percentage of
Classification	Total Investments
Commercial Banks	10.9%
Oil, Gas & Consumable Fuels	6.6
Pharmaceuticals	6.4
Health Care Equipment & Supplies	5.2
Other**	69.2
Short-Term Investment	1.7
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2008.
**	Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

International Growth Equity Portfolio

		Value
	Shares	(000)
Common Stocks (99.1%)
Australia (2.8%)
BHP Billiton Ltd.	24,494	$ 516
CSL Ltd.	26,533	626
		1,142
Austria (2.6%)
Erste Group Bank AG (c)	18,672	438
Vienna Insurance Group (c)	17,462	602
		1,040
Canada (2.9%)
EnCana Corp.	11,925	550
Petrobank Energy & Resources Ltd. (a)(c)	16,250	268
Research In Motion Ltd. (a)	8,900	361
		1,179
Denmark (1.4%)
Vestas Wind Systems A/S (a)	9,804	583
Egypt (0.8%)
Orascom Construction Industries GDR	6,296	321
Finland (2.7%)
Fortum Oyj (c)	25,788	554
Kone Oyj, Class B (c)	25,717	564
		1,118
France (9.6%)
ArcelorMittal (c)	11,456	276
AXA S.A.	24,066	537
BNP Paribas	9,765	412
Cie Generale d’Optique Essilor International S.A.	21,480	1,008
LVMH Moet Hennessy Louis Vuitton S.A. (c)	7,714	518
Total S.A.	21,924	1,195
		3,946
Germany (10.5%)
Adidas AG	13,836	532
Bayer AG (c)	9,268	545
E.ON AG (c)	29,507	1,193
Linde AG (c)	9,482	802
SAP AG	15,738	564
SGL Carbon AG (a)(c)	19,406	663
		4,299
Greece (2.5%)
Coca-Cola Hellenic Bottling Co. S.A.	39,960	583
National Bank of Greece S.A.	23,863	442
		1,025
Hong Kong (6.8%)
Bank of East Asia Ltd. (c)	198,200	418
China Resources Power Holdings Co., Ltd. (c)	334,000	649
CNOOC Ltd.	668,700	635
Esprit Holdings Ltd.	87,100	497
Parkson Retail Group Ltd. (c)	522,500	598
		2,797
India (1.3%)
Bharti Airtel Ltd. (a)	34,494	510
Indonesia (0.3%)
Bumi Resources Tbk PT	1,216,000	105
Ireland (0.2%)
Ryanair Holdings plc ADR (a)	2,900	84
Israel (2.3%)
Teva Pharmaceutical Industries Ltd. ADR (c)	22,152	943
Japan (15.8%)
Canon, Inc.	21,000	659
FamilyMart Co., Ltd.	17,200	747
Fast Retailing Co., Ltd.	6,300	918
Komatsu Ltd.	40,300	511
Mitsubishi Estate Co., Ltd.	36,000	594
Nikon Corp.	28,000	335
Nippon Electric Glass Co., Ltd.	56,000	294
Rakuten, Inc. (a)(c)	807	514
Shin-Etsu Chemical Co., Ltd.	13,000	596
Shionogi & Co., Ltd.	8,000	206
Stanley Electric Co., Ltd. (c)	44,700	472
Terumo Corp.	13,500	632
		6,478
Luxembourg (1.1%)
Millicom International Cellular S.A.	10,331	464
Mexico (1.3%)
America Movil S.A.B. de C.V., Class L ADR	17,503	542
Netherlands (1.8%)
Reed Elsevier N.V.	63,487	748
Norway (0.7%)
Storebrand ASA	121,108	299
Portugal (2.6%)
Banco Espirito Santo S.A. (Registered)	68,641	645
Jeronimo Martins SGPS S.A.	76,179	423
		1,068
Singapore (2.1%)
DBS Group Holdings Ltd.	81,000	480
Keppel Corp. Ltd.	123,000	373
		853
Spain (1.4%)
Banco Santander S.A.	57,038	551
Sweden (1.2%)
Tele2 AB, Class B	55,927	497
Switzerland (10.1%)
ABB Ltd. (Registered) (a)(c)	36,123	545
EFG International AG	25,203	451
Nestle S.A. (Registered)	32,845	1,294
Roche Holding AG (Genusschein)	6,283	967
SGS S.A. (Registered) (c)	846	886
		4,143
Taiwan (1.4%)
Delta Electronics, Inc.	299,420	583

52	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

International Growth Equity Portfolio

		Value
	Shares	(000)
United Kingdom (12.9%)
G4S plc	214,115	$ 635
HSBC Holdings plc	60,504	579
Man Group plc	77,694	268
Prudential plc	90,955	554
Reckitt Benckiser Group plc	26,185	976
SABMiller plc	29,066	489
Smith & Nephew plc	78,535	498
Standard Chartered plc	32,826	420
Tesco plc	169,273	882
		5,301
Total Common Stocks (Cost $71,414)		40,619

	No. of
	Rights
Rights (0.2%)
Singapore (0.2%)
DBS Group Holdings Ltd., expires 1/20/09
(Cost $—) (a)	40,500	88

	Shares
Short-Term Investments (23.3%)
Securities held as Collateral on Loaned Securities (21.6%)
Investment Company (17.3%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (o)	7,098,005	7,098

	Face
	Amount
	(000)
Repurchase Agreement (4.3%)
Goldman Sachs & Co., 0.06%, dated 12/31/08, due 1/2/09, repurchase price $1,743; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Gold Pools: rates ranging from 4.50% to 6.00%, due 11/1/19 - 12/1/38; Federal National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.00% - 7.00%, due 9/1/18 - 1/1/39; Government National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.50% to 11.50%, due 6/15/16 - 12/20/38, valued at $1,779.	$1,743	1,743
		8,841

	Shares
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (o)	711,559	712
Total Short-Term Investments (Cost $9,553)		9,553
Total Investments (122.6%) (Cost $80,967) — including $8,480 of Securities Loaned (v)		50,260
Liabilities in Excess of Other Assets (-22.6%)		(9,267)
Net Assets (100%)		$40,993

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31, 2008.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of total investments, $37,086,000 and 73.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as disclosed in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.	53

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

International Real Estate Portfolio

The International Real Estate Portfolio (the “Portfolio”) seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada). Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. In addition to the risks associated with ownership of real estate and the real estate industry in general include, fluctuations in the value of underlying property, defaults by borrowers or tenants, market saturation, decreases in market rents, interest rates, property taxes, increases in operating expenses and political or regulatory occurrences adversely affecting real estate.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -49.95% for the Class I shares, net of fees. The Portfolio’s Class I shares outperformed against the FTSE EPRA/NAREIT Global ex-North America Real Estate Index (80% Europe/20% Asia) which returned -51.38%, the FTSE EPRA/NAREIT Global Real Estate Index: Europe Series which returned -51.46%, the FTSE EPRA/NAREIT Global Real Estate Index: Asia Series which returned -52.51% and underperformed against the MSCI EAFE Index which returned -43.38%.

Factors Affecting Performance

•                  The Portfolio outperformed the benchmark, the FTSE EPRA/NAREIT Global ex-North America Real Estate Index (80% Europe/20% Asia) (the “Index”), for the period. The Portfolio’s Asian portfolio contributed to performance, while the European portfolio detracted from returns. With regard to global allocation between the regions, the Portfolio’s overweight to Asia and underweight to Europe both contributed to performance.

•                  In Asia, the Portfolio benefited from stock selection within and an underweight to Australia, an overweight to Japan and stock selection in Hong Kong; this was modestly offset by stock selection in Japan.

•                  In Europe, the Portfolio benefited from stock selection within and an underweight to Austria and stock selection in France and Sweden. This was offset by stock selection within and an overweight to the U.K. as well as underweights to Belgium and Switzerland.

Management Strategies

•                  The Portfolio is comprised of two regional portfolios with a global allocation which weights each major region (Europe and Asia) based on our view of its relative attractiveness in terms of underlying real estate fundamentals and public market valuations. Moreover, each regional portfolio reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company specific research leads us to specific preferences for sub-segments within each country. At the end of the period, the Portfolio was overweight the Asian listed property sector and underweight the European listed property sector.

•                  We believe the Asian listed property sector will continue to exhibit stable underlying property fundamentals and asset values. The Portfolio’s overweight to the Asian region was predominated by real estate operating companies (REOCs) in Hong Kong and Japan, which continue to trade at very large discounts to NAV. Despite only modest weakening in underlying fundamentals and favorable supply dynamics in the Hong Kong and Japanese real estate markets, the Hong Kong and Japanese REOCs experienced significant share price declines in the year. We continue to prefer the Asian REOCs, as we believe these companies continue to offer better value relative to the REITs and possess the ability to engage in value-added opportunities such as the development of new assets and redevelopment of existing assets, as opposed to the Asian REITs which are externally managed vehicles and limited to property ownership.

•                  The Portfolio was considerably underweight the Australian LPT sector, which ended the period trading at a discount to NAVs which still do not yet fully reflect prospective asset value declines.

•                  In Europe, stocks on the Continent posted large declines and ended the year trading at a discount to reported NAVs, which only reflect modest capital value declines since the start of the credit crisis. Property stocks in the U.K. also experienced significant declines, and the stocks continue to trade at discounted valuations that appear too wide, especially since NAVs already reflect a sharp correction in asset values.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

International Real Estate Portfolio

•                  Within Europe, the Portfolio continues to be underweight the Continent and overweight the U.K., as we believe the U.K. property market continues to offer better relative value.

•                  In contrast to the stable outlook for underlying property fundamentals in Asia-ex-Australia, in Europe and Australia, there are expectations for weakening underlying property fundamentals and asset values. However, there is considerable debate with regard to the magnitude of asset value declines since there continues to be limited transactional evidence due to the lack of liquidity for direct real estate assets which has resulted in a wide bid-ask spread between buyers and sellers. In some sub-segments of these markets, we believe current share price valuations already more than reflect any prospective weakening in underlying fundamentals and asset values.

* Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE EPRA/NAREIT Global ex-North America Real Estate Index (80% Europe/20% Asia)(1), FTSE EPRA/NAREIT Global Real Estate Index: Europe Series(2), the FTSE EPRA/NAREIT Global Real Estate Index: Asia Series(3) and the Morgan Stanley Capital International (MSCI) EAFE Index(4)

	Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception	(7)
Portfolio – Class I (6)	(49.95)%	1.86%	7.23%	6.39%
FTSE EPRA/NAREIT Global ex-North America Real Estate Index
(80% Europe/20% Asia)	(51.38)	1.39	6.31	5.18
FTSE EPRA/NAREIT Global Real Estate
Index: Europe Series	(51.46)	0.29	5.92	5.50
FTSE EPRA/NAREIT Global Real Estate
Index: Asia Series	(52.51)	4.70	6.65	1.58
MSCI EAFE Index	(43.38)	1.66	0.80	1.59

Portfolio – Class P (6)	(50.05)	1.63	6.96	6.13
FTSE EPRA/NAREIT Global ex-North America Real Estate Index
(80% Europe/20% Asia)	(51.38)	1.39	6.31	5.18
FTSE EPRA/NAREIT Global Real Estate
Index: Europe Series	(51.46)	0.29	5.92	5.50
FTSE EPRA/NAREIT Global Real Estate
Index: Asia Series	(52.51)	4.70	6.65	1.58
MSCI EAFE Index	(43.38)	1.66	0.80	1.59

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)             The FTSE EPRA/NAREIT Global ex-North America Real Estate Index (80% Europe 20% Asia) — Net Total Return to U.S. investors is a customized benchmark, 80% of which consists of the performance of the FTSE EPRA/NAREIT Global Real Estate Index: Europe Series — Net Total Return to U.S. investors and 20% of which consists of the performance of the FTSE EPRA/NAREIT Global Real Estate Index: Asia Series — Net Total Return to U.S. investors. These series are components of the FTSE EPRA/NAREIT Global Real Estate Index — Net Total Return to U.S. investors, which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. “Net Total Return to U.S. investors” reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)             The FTSE EPRA/NAREIT Global Real Estate Index: Europe Series — Net Total Return to US investors is the European component of the FTSE EPRA/NAREIT Global Real

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

International Real Estate Portfolio

Estate Index — Net Total Return to U.S. investors, which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. “Net Total Return to U.S. investors” reflects a reduction in total returns after taking into account the witholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)             The FTSE EPRA/NAREIT Global Real Estate Index: Asia Series — Net Total Return to US investors is the Asian component of the FTSE EPRA/NAREIT Global Real Estate Index — Net Total Return to U.S. investors, which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. “Net Total Return to U.S. investors” reflects a reduction in total returns after taking into account the witholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)             The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(5)             Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(6)             Commenced operations on October 1, 1997

(7)             For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Percentage of
Classification	Total Investments
Diversified	54.4%
Office	16.0
Retail	16.0
Residential	5.0
Other**	7.4
Short-Term Investment	1.2
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2008.
**	Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

International Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (98.4%)
Australia (3.7%)
CFS Retail Property Trust REIT (c)	611,410	$ 802
GPT Group REIT	85,506	155
Stockland REIT (c)	564,939	1,635
Westfield Group REIT	1,499,658	13,817
		16,309
Austria (1.0%)
CA Immobilien Anlagen AG (a)(c)	278,157	1,659
Conwert Immobilien Invest SE (a)(c)	624,347	2,803
		4,462
Finland (1.1%)
Citycon Oyj (c)	567,107	1,330
Sponda Oyj	801,232	3,509
		4,839
France (21.9%)
Fonciere Des Regions REIT (c)	53,788	3,683
Gecina S.A. REIT (c)	85,177	5,915
ICADE REIT	111,924	9,316
Klepierre REIT (c)	295,597	7,245
Silic REIT (c)	80,828	7,515
Unibail-Rodamco REIT	414,887	61,794
		95,468
Germany (1.1%)
Alstria Office AG REIT	658,471	4,596
Hong Kong (13.2%)
China Overseas Land & Investment Ltd. (c)	2,831,000	3,980
China Resources Land Ltd. (c)	2,751,000	3,406
Guangzhou R&F Properties Co., Ltd.,
Class H (c)	6,921,200	7,737
Hang Lung Properties Ltd. (c)	1,221,000	2,678
Henderson Land Development Co., Ltd.	847,000	3,164
Hongkong Land Holdings Ltd. (c)	3,580,000	8,969
Hysan Development Co., Ltd.	1,569,185	2,548
Kerry Properties Ltd. (c)	2,758,271	7,424
Sun Hung Kai Properties Ltd.	2,081,000	17,498
Swire Pacific Ltd., Class A (c)	53,000	368
		57,772
Italy (1.3%)
Beni Stabili S.p.A. (c)	6,771,199	4,730
Risanamento S.p.A. (a)(c)	1,841,837	1,121
		5,851
Japan (11.7%)
Japan Real Estate Investment Corp. REIT	195	1,753
Mitsubishi Estate Co., Ltd.	1,037,000	17,101
Mitsui Fudosan Co., Ltd.	934,000	15,521
Nippon Building Fund, Inc. REIT (c)	322	3,534
NTT Urban Development Corp.	3,122	3,368
Sumitomo Realty & Development Co., Ltd. (c)	658,000	9,804
		51,081
Netherlands (7.4%)
Corio N.V. REIT	286,518	13,137
Eurocommercial Properties N.V. CVA REIT	122,297	4,112
ProLogis European Properties	729,008	3,267
Vastned Retail N.V. REIT	75,384	3,779
Wereldhave N.V. REIT (c)	90,006	7,950
		32,245
Singapore (1.7%)
CapitaLand Ltd.	643,000	1,413
Macquarie Prime REIT	3,561,000	1,288
United Industrial Corp., Ltd.	4,928,000	3,603
Wheelock Properties Singapore Ltd.	1,237,000	897
		7,201
Sweden (3.1%)
Castellum AB (c)	453,002	3,522
Hufvudstaden AB, Class A (c)	1,447,974	10,194
		13,716
Switzerland (2.2%)
PSP Swiss Property AG (Registered) (a)	190,068	9,476
United Kingdom (29.0%)
Big Yellow Group plc REIT	1,662,488	5,754
British Land Co. plc REIT	2,929,436	23,482
Brixton plc REIT	2,951,864	5,661
Capital & Regional plc	1,887,697	1,282
Derwent London plc REIT	749,014	7,869
Grainger plc	1,503,898	2,962
Great Portland Estates plc REIT	1,027,537	3,860
Hammerson plc REIT	1,785,712	13,833
Invista Foundation Property Trust Ltd. REIT	778,960	192
Land Securities Group plc REIT	2,416,167	32,204
Liberty International plc REIT	1,318,814	9,139
Minerva plc (a)	3,795,400	740
Quintain Estates & Development plc	2,563,343	1,368
Safestore Holdings plc	2,859,115	2,272
Segro plc REIT	3,299,460	11,803
Shaftesbury plc REIT	162,424	848
Unite Group plc	1,386,449	2,943
Workspace Group plc REIT	332,010	296
		126,508
Total Common Stocks (Cost $1,016,304)		429,524

	No. of
	Rights
Rights (0.0%)
Hong Kong (0.0%)
China Overseas Land & Investment Ltd., expires 1/21/09 (Cost $—) (a)	113,240	42

The accompanying notes are an integral part of the financial statements.	57

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

International Real Estate Portfolio

		Value
	Shares	(000)
Short-Term Investments (12.4%)
Securities held as Collateral on Loaned Securities (11.2%)
Investment Company (9.0%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (o)	39,134,663	$ 39,135

	Face
	Amount
	(000)
Repurchase Agreement (2.2%)
Goldman Sachs & Co., 0.06%, dated 12/31/08, due 1/2/09, repurchase price $9,614; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Gold Pools: rates ranging from 4.50% to 6.00%, due 11/1/19 - 12/1/38; Federal National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.00% - 7.00%, due 9/1/18 - 1/1/39; Government National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.50% to 11.50%, due 11/15/16 - 12/15/38, valued at $9,806.	$9,614	9,614
		48,749

	Shares
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (o)	5,282,570	5,283
Total Short-Term Investments (Cost $54,032)		54,032
Total Investments (110.8%) (Cost $1,070,336) — including $46,081 of Securities Loaned (v)		483,598
Liabilities in Excess of Other Assets (-10.8%)		(47,308)
Net Assets (100%)		$436,290

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31, 2008.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of total investments, $429,524,000 and 88.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as disclosed in Note A within the Notes to Financial Statements.

@	Value is less than $500.
CVA	Certificaten Van Aandelen
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
EUR	444	$617	1/2/09	USD	621	$621	$4
SGD	76	53	1/5/09	USD	53	53	—	@
SGD	28	20	1/5/09	USD	20	20	—	@
USD	86	86	1/5/09	AUD	124	87	1
		$776				$781	$5

AUD	—	Australian Dollar
EUR	—	Euro
SGD	—	Singapore Dollar
USD	—	United States Dollar

58	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

International Small Cap Portfolio

The International Small Cap Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -38.33%, net of fees, for the Class I shares. The Portfolio’s Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index (the “Index”) which returned -47.01%.

Factors Affecting Performance

•                  In the final month of 2008, stocks posted a modest gain but the scale of the full-year correction will go down in history. For the first six months of the year, equity markets were modestly weaker but were supported by the energy and materials sectors that were anointed the “new defensives”. Since then, however, the financial system crisis in September and October, and the significant and rapid deterioration in the global economy left the equity market in tatters. For the full year, the MSCI EAFE Index returned -43.4%, the MSCI EAFE Small Cap Index (“the Index”) ended down 47.0%, the S&P 500® Index fell 37.0% and the Russell 2000® Index declined 33.8%.

•                  In the Index, cyclical sectors (materials, consumer discretionary, industrials, financials and information technology) were sharply downgraded on the back of fear over a slowdown in China, a collapse in non-residential construction, contracting global capital expenditure and a retrenchment of the consumer. Energy stocks, which had risen in lock step with the oil price, reversed direction on the dramatic decline in oil and the sector lost 59.0% for the year, to become the worst performing sector. Health care and consumer staples showed relatively greater resilience in the second half of the year with returns of -32.3% and -36.9% for the full year.

Management Strategies

•                  Relative performance for the year was driven by positive stock selection in seven out of the 10 sectors in the Index and an overweight to defensives, primarily consumer staples and health care. The primary sectors that added value from stock selection were utilities, materials, and consumer discretionary.

•                  In particular, the overweight to consumer staples was a major contributor to performance but stock selection offset the relative gain of the allocation. The Portfolio benefited from strong outperformance from a number of its holdings but the sector’s performance was dominated by the volatile performance of one stock in particular (whose performance rebounded in December).

•                  The Portfolio’s overweight to health care was also a positive contributor but stock selection, primarily in the last quarter of 2008, was a detractor. Poor performance from a German supplier to the biotech industry, which had disappointing third quarter results as its customers are reducing their inventories for production equipment, was the most significant detractor. Stock selection in pharmaceuticals was mixed. Several companies including a French pharmaceutical company involved in oncology and endocrinology and a Norwegian pharmaceutical firm with a leading omega-3 drug reported strong sales and new drugs in their pipelines.

•                  On a country basis, the Portfolio’s stock selection and overweight to Japan was a positive contributor to relative performance as the market benefitted from the strengthening yen.

•                  Finally, an average allocation of 3% to cash also contributed positively to performance.

•                  The macro news at the close of 2008 and going into 2009 remains grim as the global recession takes hold. Governments continue to attempt to moderate the downturn with various bailout packages of historic size. We remain concerned that the current credit environment will persist for some time. As a result we will continue to focus on companies that have negligible debt requirements and the ability to finance their capital needs internally. The Portfolio remains defensively positioned with a substantial overweight to consumer staples and health care, and a broadly based underweight to cyclicals.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

International Small Cap Portfolio

•                  Despite its strong relative outperformance last year, we are finding some extraordinary value in Japan. The bear market for Japanese small caps started in 2006 and we believe that the market now offers some compelling value in quality cyclicals as many have seen extreme falls. Importantly, we believe Japan has entered the downturn in considerably better shape than much of the world and does not have the same credit excesses to work through. We have started to take profits on some of the Portfolio’s holdings in Japanese defensives following their strong bounce, and are slowly building positions in some more cyclical names.

•                  In contrast, recognition of the scale of the downturn in Europe only really started to take hold in the fourth quarter last year. Analysts have not yet fully reflected this outlook in their earnings estimates and we expect further downgrades. Moreover, in 2008, European defensives sold off sharply, in line with the more cyclical names. As a result some already attractively valued defensives have become extremely cheap. We believe they continue to offer more attractive value than most European cyclicals.

•                  Asia ex-Japan is now offering better value as the region has declined nearly 64% from its 2007 highs but we do remain cautious as the region is highly dependent on cyclical companies. Valuations are not yet as striking as those on offer in Japan.

•                  Whilst we anticipate a deep and prolonged downturn, we feel there are some extraordinary valuations now on offer in some very high quality companies. The equity markets are likely to remain volatile and we will need to be nimble but we have great confidence that our total focus on fundamental analysis and valuation will stand us in good stead in the coming months.

*                 Minimum Investment

+                 The Lipper International Small/Mid-Cap Core Funds Index commenced operations on March 31, 2002. Performance data prior to December 31, 2002 is from the Lipper International Small/Mid-Cap Core Funds Average.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index(1) and the Lipper International Small/Mid-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception (6)
Portfolio – Class I (4)	(38.33)%	1.51%	7.03%	8.65%
MSCI EAFE Small Cap Total Return Index	(47.01)	1.14	3.72	3.22
Lipper International Small/Mid-Cap Core Funds Index	(43.23)	2.79	7.18	—

Portfolio – Class P (5)	—	—	—	1.56
MSCI EAFE Small Cap Total Return Index	—	—	—	(4.31)
Lipper International Small/Mid-Cap Core Funds Index	—	—	—	(1.02)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

International Small Cap Portfolio

(1)

The Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments. The MSCI EAFE Small Cap Total Return Index commenced as of January 31, 2002. Returns, including periods prior to January 31, 2002, are calculated using the return data of the MSCI EAFE Small Cap Index through January 30, 2002 and the return data of the MSCI EAFE Small Cap Total Return Index since January 31, 2002. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper International Small/Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Small/Mid-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Small/Mid-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on December 15, 1992
(5)	Commenced operations on October 21, 2008
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Percentage of
Classification	Total Investments
Food Products	15.0%
Beverages	5.8
Health Care Equipment & Supplies	5.5
Other*	69.9
Short-Term Investment	3.8
Total Investments	100.0%

*                 Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

International Small Cap Portfolio

	Shares	Value (000)
Common Stocks (96.5%)
Australia (4.1%)
Goodman Fielder Ltd.	4,827,274	$ 4,493
Infomedia Ltd.	7,808,192	1,568
MYOB Ltd.	4,953,000	3,834
Pacific Brands Ltd.	3,043,137	918
Ramsay Health Care Ltd.	280,484	2,061
		12,874
Belgium (0.8%)
Omega Pharma S.A.	68,222	2,577
Denmark (3.3%)
Danisco A/S	122,989	5,013
Royal Unibrew A/S	60,941	1,367
Topdanmark A/S (a)	30,503	3,960
		10,340
Finland (3.3%)
Elisa Oyj	368,448	6,377
HKScan Oyj	325,076	2,013
Oriola-KD OYJ	1,217,747	2,227
		10,617
France (4.0%)
Bull S.A. (a)	861,076	1,385
ICADE REIT	33,730	2,808
Ipsen S.A.	94,405	3,686
Teleperformance	175,104	4,883
		12,762
Germany (3.8%)
Alstria Office AG REIT	156,592	1,093
K&S AG	20,840	1,197
MTU Aero Engines Holding AG	121,384	3,345
Sartorius AG (Non-Voting Shares)	245,110	2,825
SCS Standard Computersysteme AG (a)(d)(i)(l)	21,289	—
Symrise AG	255,439	3,608
		12,068
Hong Kong (0.7%)
Solomon Systech International Ltd.	38,775,900	898
Yip’s Chemical Holdings Ltd.	4,628,000	1,248
		2,146
Ireland (5.1%)
DCC plc	177,149	2,578
Glanbia plc	1,768,177	5,262
Kerry Group plc, Class A	402,563	7,341
Smurfit Kappa Group plc	365,604	925
		16,106
Italy (3.8%)
Davide Campari-Milano S.p.A.	1,263,373	8,539
Interpump S.p.A.	364,605	2,224
SAES Getters S.p.A.	87,654	738
Sogefi S.p.A.	304,959	532
		12,033
Japan (45.1%)
Ariake Japan Co., Ltd.	752,700	14,176
Axell Corp.	389	1,342
Daibiru Corp.	246,200	2,618
Doutor Nichires Holdings Co., Ltd.	600,889	13,130
Fuyo General Lease Co., Ltd.	181,600	3,539
Harmonic Drive Systems Inc.	326	551
Hikari Tsushin, Inc.	334,119	6,422
Jaccs Co., Ltd. (a)	2,144,000	4,079
Japan Pure Chemical Co. Ltd.	254	570
Japan Securities Finance Co., Ltd.	1,343,492	6,539
Leopalace21 Corp.	162,800	1,651
Maxvalu Tokai Co., Ltd.	46,000	792
Milbon Co., Ltd.	168,322	4,716
Miraial Co., Ltd.	193,700	1,848
Nakanishi, Inc.	63,386	4,013
Nihon Micro Coating Co., Ltd.	364,700	342
Nihon Trim Co., Ltd.	109,300	2,689
Ohara, Inc.	83,100	673
Okinawa Cellular Telephone Co.	2,967	6,448
Okinawa Electric Power Co., Inc. (The)	151,319	11,274
Osaki Engineering Co., Ltd.	616	544
OZEKI Co., Ltd.	53,800	1,542
Rengo Co., Ltd.	332,000	2,715
Sawada Holdings Co., Ltd. (a)	331,400	797
Shinkawa Ltd.	310,000	3,675
Snow Brand Milk Products Co., Ltd.	286,500	1,094
Sumitomo Osaka Cement Co., Ltd.	4,810,970	12,318
Sun Frontier Fudousan Co., Ltd.	8,879	3,043
TOC Co., Ltd.	821,000	4,221
Toei Animation Co., Ltd.	374,000	7,086
Tokyo Tomin Bank Ltd. (The)	368,581	5,963
Vantec Group Holdings Corp.	2,162	3,880
Yachiyo Bank Ltd. (The)	2,635	8,470
		142,760
Netherlands (0.8%)
Advanced Metallurgical Group N.V. (a)	87,713	860
Smartrac N.V. (a)	107,471	1,838
		2,698
New Zealand (1.7%)
Fisher & Paykel Healthcare Corp., Ltd.	2,239,326	4,148
Warehouse Group Ltd. (The)	597,914	1,234
		5,382
Norway (3.3%)
Cermaq ASA	462,845	1,776
Fred Olsen Energy ASA	47,725	1,283
Pronova BioPharma A/S (a)	1,250,382	4,156
Schibsted ASA	151,279	1,807
TGS Nopec Geophysical Co. ASA (a)	281,641	1,433
		10,455
Spain (0.6%)
Miquel y Costas & Miquel S.A.	119,548	1,929

62	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

International Small Cap Portfolio

	Shares	Value (000)
Sweden (2.1%)
Billerud AB	411,279	$ 1,116
Micronic Laser Systems AB (a)	484,283	367
Saab AB, Class B	563,750	5,152
		6,635
Switzerland (4.2%)
Bucher Industries AG (Registered)	10,320	1,044
Coltene Holding AG	95,940	3,896
Galenica AG (Registered)	14,583	4,729
LEM Holding S.A. (Registered)	10,581	1,315
Schindler Holding AG	48,440	2,214
		13,198
United Kingdom (9.8%)
Ark Therapeutics Group plc (a)	3,635,466	2,055
Britvic plc	2,249,260	8,582
Charter International plc	210,519	1,005
CVS Group plc (a)	1,176,101	2,159
Filtrona plc	1,208,114	2,388
Luminar Group Holdings plc	1,236,573	2,408
Premier Foods plc	14,753,827	6,498
Spirax-Sarco Engineering plc	206,957	2,712
Wincanton plc	1,240,296	3,204
		31,011
Total Common Stocks (Cost $419,460)		305,591
Short-Term Investment (3.8%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $12,029) (o)	12,029,067	12,029
Total Investments (100.3%) (Cost $431,489) (v)		317,620
Liabilities in Excess of Other Assets (-0.3%)		(975)
Net Assets (100%)		$316,645

(a)	Non-income producing security.
(d)

At December 31, 2008, the Portfolio held less than $500 of fair valued securities, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(i)

Restricted security valued at fair value and not registered under the Securities Act of 1933. SCS Standard Computersysteme AG was acquired 4/04 and has a current cost basis of $0. At December 31, 2008, these securities had an aggregate market value of $0 representing 0.0% of net assets.

(l)	Security has been deemed illiquid at December 31, 2008.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of total investments, $305,591,000 and 96.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as disclosed in Note A within the Notes to Financial Statements.

@	Value is less than $500.
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
JPY	28,328	$313	1/7/09	USD	313	$313	$—	@
NOK	2,179	311	1/2/09	USD	303	303	(8)
SEK	44	6	1/5/09	USD	6	6	—	@
SEK	94	12	1/2/09	USD	12	12	—	@
SEK	56	7	1/7/09	USD	7	7	—	@
USD	92	92	1/5/09	JPY	8,334	92	—	@
USD	32	32	1/6/09	JPY	2,948	32	—	@
		$773				$765	$(8)

JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona
USD	— United States Dollar

The accompanying notes are an integral part of the financial statements.	63

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

Capital Growth Portfolio

The Capital Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. In general equity securities’ values also fluctuate in response to activities specific to a company. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -50.47%, net of fees, for Class I shares. The Portfolio’s Class I shares underperformed against its benchmark, the Russell 1000® Growth Index (the “Index”) which returned -38.44%.

Factors Affecting Performance

•                  The market environment was extremely challenging in the 12-month period ended December 31, 2008. Paralysis in the credit markets and a complete reshaping of the financial industry prompted a significant loss of investor confidence. Risk aversion soared, as investors fled all segments of the stock and bond markets for the perceived safety of U.S. Treasuries and cash. Although the federal government and the Federal Reserve intervened with unprecedented policy measures, investors remained uncertain about the effectiveness of the response, particularly as the U.S. economy was officially declared in recession since December 2007. These events kept the stock market volatile through the end of the period.

•                  By far, stock selection in consumer discretionary had the largest negative impact on relative performance, despite the positive influence of an overweight to the sector. The main detractors within the sector were holdings in commercial services and hotel/motel stocks.

•                  Relative performance was also hurt by stock selection and an overweight in the financial services sector. Here, diversified financial services stocks were the primary area of weakness.

•                  Stock selection in technology was also a source of relative weakness, where holdings in communications technology lagged.

•                  In contrast, stock selection in the other energy sector was the largest positive contributor to relative performance, primarily due to natural gas producers. An overweight in the other energy sector slightly offset some of the relative gain.

•                  Both stock selection and an overweight in autos and transportation added relative value, driven by miscellaneous transportation (logistics) holdings.

•                  Finally, the Portfolio benefited from stock selection in the materials and processing sector, especially in steel companies.

Management Strategies

•                  In our view, market volatility is far greater than fundamental business volatility. The market is fearful, with investors making little differentiation on fundamentals and quality. It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. To that end, the investment team continues to focus on quality — evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

•                  At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities elsewhere. We believe the Portfolio is well positioned for when the market once again begins to differentiate on fundamentals.

*   Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

Capital Growth Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception	(6)
Portfolio – Class I (4)	(50.47)%	(4.70)%	(2.78)%	6.22%
Russell 1000® Growth Index	(38.44)	(3.42)	(4.27)	5.48
Lipper Large-Cap Growth Funds Index	(41.39)	(3.99)	(4.76)	4.96

Portfolio – Class P (5)	(50.57)	(4.94)	(3.02)	3.11
Russell 1000® Growth Index	(38.44)	(3.42)	(4.27)	2.79
Lipper Large-Cap Growth Funds Index	(41.39)	(3.99)	(4.76)	1.95

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Large-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on April 2, 1991
(5)	Commenced operations on January 2, 1996
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Percentage of
Classification	Total Investments
Financial – Miscellaneous	11.3%
Communications Technology	10.7
Computer Services Software & Systems	10.7
Energy – Miscellaneous	7.8
Retail	6.7
Chemicals	6.4
Services: Commercial	6.0
Other*	38.4
Short-Term Investment	2.0
Total Investments	100.0%

*                 Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

Capital Growth Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
Advertising Agencies (0.7%)
Monster Worldwide, Inc. (a)	338,123	$ 4,088
Air Transport (3.0%)
Expeditors International Washington, Inc.	552,014	18,365
Biotechnology Research & Production (3.7%)
Genentech, Inc. (a)	121,885	10,105
Illumina, Inc. (a)	475,199	12,379
		22,484
Building: Cement (3.7%)
Cemex S.A.B. de C.V. ADR (a)	816,225	7,460
Martin Marietta Materials, Inc.	150,060	14,568
		22,028
Casinos & Gambling (3.2%)
Wynn Resorts Ltd. (a)	453,030	19,145
Chemicals (6.5%)
Monsanto Co.	554,548	39,012
Communications Technology (10.7%)
America Movil S.A.B. de C.V., Class L ADR	446,486	13,837
China Mobile Ltd. ADR	223,641	11,372
Cisco Systems, Inc. (a)	801,116	13,058
QUALCOMM, Inc.	394,824	14,146
Research In Motion Ltd. (a)	302,627	12,281
		64,694
Computer Services Software & Systems (10.7%)
Baidu, Inc. ADR (a)	59,403	7,756
Google, Inc., Class A (a)	127,162	39,121
Tencent Holdings Ltd.	2,030,000	13,216
VMware, Inc., Class A (a)	196,232	4,649
		64,742
Computer Technology (4.5%)
Apple, Inc. (a)	321,085	27,405
Seagate Technology, Inc. (a)(d)(l)	186,100	—
		27,405
Diversified Financial Services (2.0%)
CME Group, Inc.	58,059	12,083
Drugs & Pharmaceuticals (2.1%)
Allergan, Inc.	187,112	7,544
Gen-Probe, Inc. (a)	124,944	5,353
		12,897
Electronics: Semi-Conductors/Components (1.0%)
First Solar, Inc. (a)	43,461	5,996
Energy — Miscellaneous (7.9%)
Southwestern Energy Co. (a)	661,943	19,176
Ultra Petroleum Corp. (a)	822,797	28,395
		47,571
Finance Companies (1.4%)
BM&F Bovespa S.A.	3,209,237	8,445
Financial — Miscellaneous (11.3%)
American Express Co.	447,593	8,303
Berkshire Hathaway, Inc., Class B (a)	5,634	18,108
Mastercard, Inc., Class A	130,162	18,604
Redecard S.A.	1,426,211	15,902
Visa, Inc., Class A	140,483	7,368
		68,285
Health Care Equipment & Supplies (1.1%)
Intuitive Surgical, Inc. (a)	50,687	6,437
Insurance: Multi-Line (1.6%)
Loews Corp.	345,094	9,749
Real Estate Investment Trusts (REIT) (4.2%)
Brookfield Asset Management, Inc., Class A	1,653,741	25,253
Restaurants (2.1%)
Starbucks Corp. (a)	1,339,498	12,672
Retail (6.7%)
Amazon.com, Inc. (a)	787,574	40,387
Services: Commercial (6.0%)
Corporate Executive Board Co. (The)	271,990	6,000
eBay, Inc. (a)	837,243	11,688
Leucadia National Corp. (a)	936,989	18,552
		36,240
Shipping (2.2%)
C.H. Robinson Worldwide, Inc.	245,689	13,520
Wholesalers (2.0%)
Li & Fung Ltd.	6,881,601	11,873
Total Common Stocks (Cost $890,175)		593,371
Short-Term Investment (2.0%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $11,972) (o)	11,972,287	11,972
Total Investments (100.3%) (Cost $902,147) (v)		605,343
Liabilities in Excess of Other Assets (-0.3%)		(1,619)
Net Assets (100%)		$603,724

(a)		Non-income producing security.
(d)

At December 31, 2008, the Portfolio held less than $500 of fair valued securities, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(l)		Security has been deemed illiquid at December 31, 2008.
(o)		See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of total investments, $49,436,000 and 8.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as disclosed in Note A within the Notes to Financial Statements.

ADR		American Depositary Receipt

66	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

Focus Growth Portfolio

The Focus Growth Portfolio (formerly Focus Equity Portfolio) (the “Portfolio”) seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio’s concentration of its assets in a small number of issuers will subject it to greater risks. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value per share of -52.19%, net of fees, for Class I shares. The Portfolio’s Class I shares underperformed against its benchmark, the Russell 1000® Growth Index (the “Index”) which returned -38.44%.

Factors Affecting Performance

•                  The market environment was extremely challenging in the 12-month period ended December 31, 2008. Paralysis in the credit markets and a complete reshaping of the financial industry prompted a significant loss of investor confidence. Risk aversion soared, as investors fled all segments of the stock and bond markets for the perceived safety of U.S. Treasuries and cash. Although the federal government and the Federal Reserve intervened with unprecedented policy measures, investors remained uncertain about the effectiveness of the response, particularly as the U.S. economy was officially declared in recession since December 2007. These events kept the stock market volatile through the end of the period.

•                  By far, stock selection in consumer discretionary had the largest negative impact on relative performance, despite the positive influence of an overweight to the sector. The main detractors within the sector were holdings in commercial services and consumer electronics stocks.

•                  Relative performance was also hurt by stock selection and an overweight in the financial services sector. Here, diversified financial services stocks were the primary area of weakness.

•                  Stock selection in technology was also a source of relative weakness, where holdings in communications technology lagged.

•                  In contrast, both stock selection and an overweight in autos and transportation added relative value, driven by miscellaneous transportation (logistics) holdings.

•                  The Portfolio also benefited from an avoidance of the producer durables sector.

•                  Finally, an overweight in the utilities sector was a positive contributor, more than offsetting the negative impact of stock selection within the sector.

Management Strategies

•                  In our view, market volatility is far greater than fundamental business volatility. The market is fearful, with investors making little differentiation on fundamentals and quality. It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. To that end, the investment team continues to focus on quality — evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

•                  At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities elsewhere. We believe the Portfolio is well positioned for when the market once again begins to differentiate on fundamentals.

*   Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

Focus Growth Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception	(6)
Portfolio – Class I (4)	(52.19)%	(5.17)%	(2.40)%	6.54%
Russell 1000® Growth Index	(38.44)	(3.42)	(4.27)	4.61
Lipper Large-Cap Growth Funds Index	(41.39)	(3.99)	(4.76)	3.80

Portfolio – Class P (5)	(52.27)	(5.40)	(2.63)	3.87
Russell 1000® Growth Index	(38.44)	(3.42)	(4.27)	2.79
Lipper Large-Cap Growth Funds Index	(41.39)	(3.99)	(4.76)	1.95

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Large-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on March 8, 1995
(5)	Commenced operations on January 2, 1996
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Percentage of
Classification	Total Investments
Computer Services Software & Systems	13.9%
Retail	10.4
Financial – Miscellaneous	8.7
Chemicals	8.6
Energy – Miscellaneous	8.5
Services: Commercial	8.2
Communications Technology	7.8
Computer Technology	6.2
Real Estate Investment Trusts (REIT)	5.2
Other*	21.7
Short-Term Investment	0.8
Total Investments	100.0%

*                 Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

Focus Growth Portfolio

	Shares	Value (000)
Common Stocks (100.4%)
Air Transport (4.9%)
Expeditors International Washington, Inc.	8,743	$ 291
Building: Cement (1.2%)
Cemex S.A.B. de C.V. ADR (a)	7,943	73
Casinos & Gambling (4.0%)
Wynn Resorts Ltd. (a)	5,669	239
Chemicals (8.7%)
Monsanto Co.	7,372	519
Communications Technology (7.9%)
America Movil S.A.B. de C.V., Class L ADR	7,171	222
Cisco Systems, Inc. (a)	4,173	68
Research In Motion Ltd. (a)	4,392	178
		468
Computer Services Software & Systems (14.0%)
Baidu, Inc. ADR (a)	1,001	131
Google, Inc., Class A (a)	1,597	491
Tencent Holdings Ltd.	32,600	212
		834
Computer Technology (6.3%)
Apple, Inc. (a)	4,366	373
Diversified Financial Services (3.2%)
CME Group, Inc.	903	188
Energy — Miscellaneous (8.6%)
Ultra Petroleum Corp. (a)	14,841	512
Finance Companies (2.8%)
BM&F Bovespa S.A.	63,349	167
Financial — Miscellaneous (8.8%)
Berkshire Hathaway, Inc., Class B (a)	69	222
Mastercard, Inc., Class A	2,105	301
		523
Real Estate Investment Trusts (REIT) (5.3%)
Brookfield Asset Management, Inc., Class A	20,500	313
Retail (10.5%)
Amazon.com, Inc. (a)	12,221	627
Services: Commercial (8.3%)
Corporate Executive Board Co. (The)	3,448	76
eBay, Inc. (a)	11,645	163
Leucadia National Corp. (a)	12,907	255
		494
Shipping (3.4%)
C.H. Robinson Worldwide, Inc.	3,645	200
Wholesalers (2.5%)
Li & Fung Ltd.	88,100	152
Total Common Stocks (Cost $9,775)		5,973
Short-Term Investment (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $51) (o)	51,084	51
Total Investments (101.3%) (Cost $9,826) (v)		6,024
Liabilities in Excess of Other Assets (-1.3%)		(76)
Net Assets (100%)		$5,948

(a)	Non-income producing security.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of total investments, $531,000 and 8.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as disclosed in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	69

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

Large Cap Relative Value Portfolio

The Large Cap Relative Value Portfolio (the “Portfolio”) seeks high total return by investing primarily in equity securities that the Adviser believes to be undervalued relative to the stock market in general at the time of purchase. Investments in foreign markets entail special risks such as currency, political, economic, and market risks.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -32.01%, net of fees, for Class I shares. The Portfolio’s Class I shares outperformed against its benchmark, the Russell 1000® Value Index (the “Index”) which returned -36.85%.

Factors Affecting Performance

•                  In 2008, U.S. financial markets endured one of the worst years in history. With credit markets nearly frozen, major banks collapsing, and a lackluster policy response to the accelerating financial crisis, investors suffered a severe loss of confidence. No segment of the stock or bond markets was spared from high volatility and falling prices as investors fled to the relative safety of U.S. Treasury securities and cash. Economic woes further dampened investor sentiment. The official declaration that the U.S. economy had been in recession since December 2007 was hardly surprising to investors and consumers alike, as consumers have been pulling back spending for more than a year in response to falling real estate values, rising unemployment and lack of access to credit.

•                  Against this backdrop, all sectors of the stock market posted substantial declines for the 12-month period. Large-capitalization value stocks (in which the Portfolio primarily invests) lost considerable value, but growth stocks and all other market capitalization ranges showed similarly negative returns.

•                  All sectors in the Russell 1000® Value Index had negative absolute returns for the period. Although the same was true for the Portfolio, on a relative basis the Portfolio lost less value than the Index. Specifically, stock selection in the financial services sector was a positive contributor to relative performance. The Portfolio had better relative performance in diversified financial services, due to a holding that was more resilient than many of its peers because of its lower subprime mortgage exposure. The Portfolio’s insurance stocks, particularly in the property and casualty segment, also held up relatively well because of these companies’ comparatively more conservative balance sheets.

•                  An overweight position in the consumer staples sector was another positive relative contributor. Within the sector, the Portfolio held a food and staples retailer that benefited from prudent inventory management and scaling down its growth strategy.

•                  Stock selection in the materials sector helped the Portfolio sidestep some of the sector’s volatility. The Portfolio avoided exposure to the heavily commodity-oriented companies that declined strongly when commodity prices began to fall and instead owned a gold mining company which held up better than its peers in the difficult environment.

•                  However, the Portfolio’s underweight positions in the energy and utilities sectors were relative detractors. Although the sectors had negative returns for the period, they were among the better performing sectors in the Index.

•                  Stock selection in the consumer discretionary sector was an area of weakness, as retail holdings were hurt by falling consumer spending and media holdings saw declining advertising revenues.

Management Strategies

•                  The turmoil of the past year has not changed our underlying investment philosophy or our stock selection process. We continue to seek undervalued companies that are experiencing a positive change or catalyst that should have a positive impact on the stock valuation. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products.

•                  As a result of this process, during the year the Portfolio’s financials and energy weightings increased. The consumer staples weighting declined as we pared down good performing holdings that no longer fit our risk-return profile. The Portfolio’s top five sectors as of the end of the period were financials, health care, consumer staples, consumer discretionary, and energy.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

Large Cap Relative Value Portfolio

*   Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Value Index(1) and the Lipper Large-Cap Value Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception	(6)
Portfolio – Class I (4)	(32.01)%	0.59%	2.87%	8.06%
Russell 1000® Value Index	(36.85)	(0.79)	1.36	8.69
Lipper Large-Cap Value Funds Index	(37.00)	(1.90)	(0.36)	7.47

Portfolio – Class P (5)	(32.21)	0.30	2.62	6.04
Russell 1000® Value Index	(36.85)	(0.79)	1.36	6.12
Lipper Large-Cap Value Funds Index	(37.00)	(1.90)	(0.36)	4.46

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Fund classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Large-Cap Value Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on January 31, 1990
(5)	Commenced operations on January 2, 1996
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Percentage of
Classification	Total Investments
Drugs & Pharmaceuticals	11.8%
Foods	7.3
Communications & Media	6.8
Oil: Integrated	5.7
Utilities: Electrical	5.3
Other**	57.7
Short-Term Investment	5.4
Total Investments	100.0%

**	Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

Large Cap Relative Value Portfolio

	Shares	Value (000)
Common Stocks (92.1%)
Aerospace & Defense (2.2%)
Raytheon Co.	81,110	$ 4,140
Air Transport (0.6%)
Continental Airlines, Inc., Class B (a)	60,010	1,084
Auto Components (0.3%)
Autoliv, Inc.	21,865	469
Banks: Outside New York City (2.9%)
PNC Financial Services Group, Inc.	65,536	3,211
SunTrust Banks, Inc.	71,254	2,105
		5,316
Beverages: Soft Drinks (1.0%)
Coca-Cola Co. (The)	39,740	1,799
Chemicals (2.5%)
Bayer AG ADR	76,510	4,545
Commercial Banks (1.5%)
KeyCorp	121,355	1,034
Mitsubishi UFJ Financial Group, Inc. ADR (o)	59,212	368
Mizuho Financial Group, Inc. ADR	118,142	682
Sumitomo Mitsui Financial Group, Inc.	143	619
		2,703
Communications & Media (6.8%)
Comcast Corp., Class A	205,595	3,470
Time Warner, Inc.	531,578	5,348
Viacom, Inc., Class B (a)	194,692	3,711
		12,529
Communications Technology (1.6%)
Alcatel-Lucent ADR (a)	309,100	665
Cisco Systems, Inc. (a)	136,530	2,225
		2,890
Computer Services Software & Systems (0.2%)
Symantec Corp. (a)	28,542	386
Computer Technology (1.7%)
EMC Corp. (a)	38,040	398
Hewlett-Packard Co.	75,949	2,756
		3,154
Consumer Electronics (1.1%)
Sony Corp. ADR	92,200	2,016
Consumer Staples — Miscellaneous (0.4%)
Kimberly-Clark Corp.	15,390	812
Cosmetics (0.9%)
Estee Lauder Cos., Inc. (The)	55,500	1,718
Diversified Financial Services (1.5%)
Bank of America Corp.	200,697	2,826
Drugs & Pharmaceuticals (11.8%)
Abbott Laboratories	72,600	3,875
Bristol-Myers Squibb Co.	162,980	3,789
Cardinal Health, Inc.	36,100	1,244
Novartis AG ADR	58,120	2,892
Roche Holding AG ADR	42,000	3,215
Schering-Plough Corp.	285,360	4,860
Wyeth	52,250	1,960
		21,835
Electronics: Semi-Conductors/Components (1.5%)
ASML Holding N.V. (NY Shares)	65,300	1,180
Intel Corp.	113,731	1,667
		2,847
Energy — Miscellaneous (3.7%)
Anadarko Petroleum Corp.	36,800	1,419
Devon Energy Corp.	23,710	1,558
Occidental Petroleum Corp.	63,560	3,813
		6,790
Energy Equipment (0.6%)
Schlumberger Ltd.	27,740	1,174
Financial — Miscellaneous (3.5%)
Marsh & McLennan Cos., Inc.	264,447	6,418
Foods (7.4%)
Cadbury plc ADR	128,619	4,588
Kraft Foods, Inc., Class A	67,078	1,801
Philip Morris International, Inc.	42,730	1,859
Unilever N.V.	219,040	5,378
		13,626
Insurance: Property & Casualty (4.2%)
Chubb Corp.	74,480	3,798
Travelers Cos., Inc. (The)	87,400	3,951
		7,749
Investment Management Companies (4.8%)
JPMorgan Chase & Co.	284,604	8,974
Manufacturing (1.5%)
Siemens AG ADR	23,210	1,758
Tyco International Ltd.	43,545	941
		2,699
Materials & Processing — Miscellaneous (1.4%)
Newmont Mining Corp.	63,050	2,566
Medical & Dental Instruments & Supplies (1.9%)
Boston Scientific Corp. (a)	178,110	1,379
Covidien Ltd.	60,855	2,205
		3,584
Multi-Sector Companies (1.1%)
General Electric Co.	124,520	2,017
Oil, Gas & Consumable Fuels (0.4%)
Hess Corp.	14,700	789
Oil: Integrated (5.7%)
BP plc ADR	41,430	1,937
ConocoPhillips	21,610	1,119
Exxon Mobil Corp.	49,600	3,960
Royal Dutch Shell plc ADR	66,950	3,544
		10,560
Recreational Vehicles & Boats (0.4%)
Harley-Davidson, Inc.	48,877	829

72	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Large Cap Relative Value Portfolio

	Shares	Value (000)
Restaurants (0.5%)
Starbucks Corp. (a)	101,630	$ 961
Retail (4.5%)
Home Depot, Inc.	150,116	3,456
Macy’s, Inc.	107,520	1,113
Wal-Mart Stores, Inc.	67,040	3,758
		8,327
Securities Brokerage & Services (1.2%)
Charles Schwab Corp. (The)	141,372	2,286
Services: Commercial (2.0%)
eBay, Inc. (a)	192,390	2,686
Manpower, Inc.	19,100	649
Robert Half International, Inc.	17,500	364
		3,699
Soaps & Household Chemicals (1.1%)
Procter & Gamble Co.	32,550	2,012
Utilities: Electrical (5.3%)
American Electric Power Co., Inc.	144,980	4,825
Entergy Corp.	24,590	2,044
FirstEnergy Corp.	59,350	2,883
		9,752
Utilities: Telecommunications (2.4%)
Verizon Communications, Inc.	131,665	4,463
Total Common Stocks (Cost $215,179)		170,344
Preferred Stock (0.6%)
Diversified Financial Services (0.6%)
Bank of America Corp. (Convertible)
(Cost $1,538) (a)	1,601	1,041
Investment Companies (2.2%)
Financial Select Sector SPDR Fund	242,451	3,060
Regional Bank Holders Trust	4,579	346
SPDR KBW Regional Banking ETF	20,243	590
Total Investment Companies (Cost $6,952)		3,996
Short-Term Investment (5.4%)
Investment Company (5.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Cost $10,002) (o)	10,002,575	10,003
Total Investments (100.3%) (Cost $233,671) (v)		185,384
Liabilities in Excess of Other Assets (-0.3%)		(503)
Net Assets (100%)		$184,881

(a)	Non-income producing security.
(o)

See Note G to the financial statements regarding investments in Mitsubishi UFJ Financial Group, Inc. ADR and Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

(v)

The approximate market value and percentage of total investments, $619,000 and 0.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as disclosed in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.	73

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

Small Company Growth Portfolio

The Small Company Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -41.84%, net of fees, for Class I shares. The Portfolio’s Class I shares underperformed against its benchmark, the Russell 2000® Growth Index (the “Index”) which returned -38.54%.

Factors Affecting Performance

•                  The market environment was extremely challenging in the 12-month period ended December 31, 2008. Paralysis in the credit markets and a complete reshaping of the financial industry prompted a significant loss of investor confidence. Risk aversion soared, as investors fled all segments of the stock and bond markets for the perceived safety of U.S. Treasuries and cash. Although the federal government and the Federal Reserve intervened with unprecedented policy measures, investors remained uncertain about the effectiveness of the response, particularly as the U.S. economy was officially declared in recession since December 2007. These events kept the stock market volatile through the end of the period. Small-cap stocks, in which the Portfolio invests, finished the year with a substantial loss.

•                  Stock selection in the technology sector had the largest negative impact on relative performance, despite the positive influence of an underweight in the sector. Within the sector, the Portfolio was hurt by exposure to the miscellaneous technology (business software and services) industry.

•                  Stock selection and an overweight in the consumer discretionary sector also had a detrimental effect on relative performance. Within the sector, commercial services and retail holdings lagged.

•                  Finally, in the financial services sector, stock selection hampered relative performance, offsetting the benefit of an overweight in the sector. The group’s leading detractor was a real estate investment trust.

•                  However, stock selection and an underweight in the other energy sector was by far the largest contributor to relative performance, driven by natural gas producers.

•                  Stock selection in health care also had a positive effect on relative performance, although an underweight to the sector dampened some of the relative gain. Within the sector, health care services holdings led stronger relative performance.

•                  Rounding out the top three positive contributors was the materials and processing sector, where stock selection and an overweight in the sector both added value.

Management Strategies

•                  This period was an unusual year for small-cap funds, as portfolios aligned more closely to the benchmark outperformed the more concentrated, less “benchmark aware” portfolios such as ours. Historically, over time, active managers have outperformed small-cap benchmarks.

•                  In our view, market volatility is far greater than fundamental business volatility. The market is fearful, with investors making little differentiation on fundamentals and quality. It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. To that end, the investment team continues to focus on quality — evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

•                  At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities. We believe the Portfolio is well positioned for when the market once again begins to differentiate on fundamentals.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

Small Company Growth Portfolio

*   Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception	(6)
Portfolio — Class I (4)	(41.84)%	(1.93)%	5.06%	9.01%
Russell 2000® Growth Index	(38.54)	(2.35)	(0.76)	4.55
Lipper Small-Cap Growth Funds Index	(42.62)	(4.06)	0.92	6.70

Portfolio — Class P (5)	(41.97)	(2.17)	4.81	6.75
Russell 2000® Growth Index	(38.54)	(2.35)	(0.76)	1.26
Lipper Small-Cap Growth Funds Index	(42.62)	(4.06)	0.92	2.87

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)       The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Small-Cap Growth Funds classification.

(3)       Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and expense reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)       Commenced operations on November 1, 1989

(5)       Commenced operations on January 2, 1996

(6)       For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Percentage of
Classification	Total Investments
Computer Services Software & Systems	11.1%
Services: Commercial	9.8
Retail	6.8
Medical & Dental Instruments & Supplies	6.7
Investment Management Companies	5.8
Building: Cement	5.1
Other**	53.0
Short-Term Investment	1.7
Total Investments	100.0%

**      Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

Small Company Growth Portfolio

		Value
	Shares	(000)
Common Stocks (96.6%)
Biotechnology Research & Production (4.2%)
Alnylam Pharmaceuticals, Inc. (a)	900,786	$22,277
Illumina, Inc. (a)	738,470	19,237
		41,514
Building: Cement (5.1%)
Eagle Materials, Inc.	1,361,917	25,073
Texas Industries, Inc.	738,699	25,485
		50,558
Casinos & Gambling (0.3%)
Lakes Entertainment, Inc. (a)	613,119	2,465
Communications & Media (0.4%)
CKX, Inc. (a)	1,117,557	4,101
Communications Technology (2.3%)
Gmarket, Inc. ADR (a)	695,472	11,997
GSI Commerce, Inc. (a)	1,047,523	11,020
		23,017
Computer Services Software & Systems (11.2%)
Bankrate, Inc. (a)	329,016	12,503
Blackboard, Inc. (a)	650,745	17,069
comScore, Inc. (a)	535,398	6,826
Forrester Research, Inc. (a)	1,145,683	32,320
Longtop Financial Technologies Ltd. ADR (a)	1,088,234	16,454
Sina Corp. (a)	352,953	8,171
Solera Holdings, Inc. (a)	712,090	17,161
		110,504
Education Services (4.0%)
Ambassadors Group, Inc.	1,021,275	9,396
American Public Education, Inc. (a)	256,799	9,550
Strayer Education, Inc.	93,311	20,007
		38,953
Electronics: Semi-Conductors/Components (1.2%)
Tessera Technologies, Inc. (a)	970,576	11,531
Electronics: Technology (1.3%)
Cogent Communications Group, Inc. (a)	1,976,323	12,905
Energy — Miscellaneous (4.6%)
Contango Oil & Gas Co. (a)	800,188	45,051
Engineering & Contracting Services (2.2%)
Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	918,391	21,141
Finance Companies (0.3%)
Climate Exchange plc (a)	213,895	2,721
Financial — Miscellaneous (4.7%)
Interactive Data Corp.	594,014	14,648
Riskmetrics Group, Inc. (a)	2,089,651	31,115
		45,763
Homebuilding (1.3%)
Brascan Residential Properties S.A.	3,224,207	3,445
Gafisa S.A. ADR	983,576	9,108
		12,553
Hotel/Motel (0.6%)
Mandarin Oriental International Ltd.	6,241,693	6,198
Insurance: Multi-Line (1.9%)
Greenlight Capital Re Ltd., Class A (a)	1,198,300	15,566
Pico Holdings, Inc. (a)	111,103	2,953
		18,519
Investment Management Companies (5.8%)
Capital Southwest Corp.	32,715	3,539
Greenhill & Co., Inc.	773,905	53,995
		57,534
Leisure Time (1.0%)
Aruze Corp.	879,600	8,877
Premier Exhibitions, Inc. (a)	917,249	1,009
		9,886
Machinery: Industrial/Specialty (0.8%)
Middleby Corp. (a)	278,215	7,587
Medical & Dental Instruments & Supplies (6.8%)
Cepheid, Inc. (a)	629,832	6,538
Techne Corp.	938,521	60,553
		67,091
Oil: Crude Producers (2.6%)
Carrizo Oil & Gas, Inc. (a)	444,989	7,164
GMX Resources, Inc. (a)	722,787	18,301
		25,465
Printing & Copying Services (1.0%)
VistaPrint Ltd. (a)	534,406	9,945
Publishing — Miscellaneous (1.2%)
Morningstar, Inc. (a)	329,472	11,696
Real Estate Investment Trusts (REIT) (0.5%)
Consolidated-Tomoka Land Co.	131,943	5,039
Restaurants (3.6%)
BJ’s Restaurants, Inc. (a)	1,042,269	11,225
P.F. Chang’s China Bistro, Inc. (a)	1,144,323	23,962
		35,187
Retail (6.8%)
Blue Nile, Inc. (a)	1,074,431	26,313
Citi Trends, Inc. (a)	860,234	12,663
Ctrip.com International Ltd. ADR	810,649	19,293
Dena Co., Ltd.	2,794	8,982
		67,251
Services: Commercial (9.9%)
Advisory Board Co. (The) (a)	1,116,930	24,908
Corporate Executive Board Co. (The)	419,678	9,258
CoStar Group, Inc. (a)	959,295	31,599
Information Services Group, Inc. (a)	2,373,870	8,071
MercadoLibre, Inc. (a)	630,330	10,344
New Oriental Education & Technology Group ADR (a)	244,135	13,405
		97,585

76	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Small Company Growth Portfolio

		Value
	Shares	(000)
Shoes (1.0%)
Lululemon Athletica, Inc. (a)	1,246,740	$9,887
Technology — Miscellaneous (3.7%)
athenahealth, Inc. (a)	708,315	26,647
iRobot Corp. (a)	703,141	6,349
Market Leader, Inc. (a)	1,024,170	1,741
Rediff.com India Ltd. ADR (a)	804,484	1,617
		36,354
Toys (3.0%)
Marvel Entertainment, Inc. (a)	964,468	29,657
Transportation — Miscellaneous (0.5%)
Integrated Distribution Services Group Ltd.	4,778,400	5,270
Utilities: Electrical (2.8%)
Brookfield Infrastructure Partners LP	2,482,297	27,802
Total Common Stocks (Cost $1,423,530)		950,730
Preferred Stocks (2.6%)
Biotechnology Research & Production (0.6%)
Pacific Biosciences of California, Inc. (Convertible) (a)(d)(l)	1,046,420	5,860
Diversified Financial Services (0.5%)
Ning, Inc. (Convertible) (a)(d)(l)	1,132,800	5,670
Drugs & Pharmaceuticals (1.5%)
Ironwood Pharmaceutical, Inc. (Convertible) (a)(d)(l)	1,212,976	14,556
Total Preferred Stocks (Cost $23,006)		26,086
Short-Term Investment (1.8%)
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $17,235) (o)	17,235,166	17,235
Total Investments (101.0%) (Cost $1,463,771) (v)		994,051
Liabilities in Excess of Other Assets (-1.0%)		(10,190)
Net Assets (100%)		$983,861

(a)                                 Non-income producing security.

(d)                                At December 31, 2008, the Portfolio held approximately $26,086,000 of fair valued securities, representing 2.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(l)                                    Security has been deemed illiquid at December 31, 2008.

(o)                                See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(v)                                The approximate market value and percentage of total investments, $35,493,000 and 3.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as disclosed in Note A within the Notes to Financial Statements.

ADR                    American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	77

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio (the “Portfolio”) seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio’s concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified, and the value of its shares may be substantially affected by economic events in the real estate industry. In addition to the risks associated with ownership of real estate and the real estate industry in general include, fluctuations in the value of underlying property, defaults by borrowers or tenants, market saturation, decreases in market rents, interest rates, property taxes, increases in operating expenses and political or regulatory occurrences adversely affecting real estate.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -38.07%, net of fees, for Class I shares. The Portfolio’s Class I shares underperformed against its benchmarks, the FTSE NAREIT Equity REIT Index (the “Index”) which returned -37.73% and the S&P 500® Index which returned -37.00%.

Factors Affecting Performance

•                  The real estate investment trust (REIT) market experienced a significant decline of 37.73% in the year ending December 31, 2008, as measured by the FTSE NAREIT Equity REIT Index (the “Index”).

•                  Despite the continued deterioration of the credit markets and weakened outlook for economic growth, REITs posted modest gains through September. It appeared that movements in REIT share prices through September were most impacted by investor sentiment, as the sector may have been viewed as a defensive investment due to the lagged negative impact of a weaker economy on company earnings and limited transactional evidence of declines in asset values.

•                  In wide contrast, the REIT market subsequently declined 38.8% in the fourth quarter, reflecting investor concerns with regard to growing evidence of an economic recession and a further deterioration of the financial and credit markets. Indeed, the profound lack of debt capital and absence of liquidity for assets has caused companies to become highly conservative with regard to their capital planning and investors to question the viability of a number of listed property companies facing significant upcoming debt maturities.

•                  Among the major U.S. REIT sectors, the apartment sector significantly outperformed, the office sector modestly underperformed and the retail sector significantly underperformed the Index. Apartment stocks appeared to outperform as investors viewed them as marginally safer than other sectors given their favorable operating performance through the third quarter despite a continued weak employment picture. Perhaps of greater importance, these companies continue to have access to debt financing from Fannie Mae and Freddie Mac, which currently differentiates them from owners of commercial assets. The office sector modestly underperformed as investors weighed the benefit of their longer-term lease structure versus the likely negative impact on leasing from continued corporate layoff announcements. The retail sector significantly underperformed as it is expected that weaker retail properties may suffer meaningful occupancy declines due to store closures. In addition, the sector features a number of companies with higher than average leverage and near-term debt maturities, which investors believe will likely be problematic in the current credit environment.

•                  The smaller REIT sectors had the most significant disparities from the Index. The strongest performers were the storage and health care sectors, which are perceived as defensive sectors in a weak economic environment. The hotel REITs significantly underperformed the Index due to a continued weakening of demand. The weakest performer was the industrial sector as investors became increasingly concerned that the massive global development business platforms for the two largest industrial REITs will be severely impaired in this economic environment and that these companies may face significant refinancing issues.

•                  The Portfolio modestly underperformed the Index in the period. Bottom-up stock selection contributed to performance and top-down sector allocation detracted from returns. Stock selection was strong in the shopping center, mall and apartment sectors; this was partially offset by stock selection in the hotel and industrial sectors. From a top-down perspective, the Portfolio benefited from an underweight to the industrial sector, an overweight to the apartment sector and from a higher than average level of cash. This was offset by an overweight to the hotel sector and an underweight to the storage and health care sectors.

Management Strategies

•                  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at what we believe to be the best valuation relative to their underlying asset values.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

U.S. Real Estate Portfolio

•                  Given the unprecedented current lack of clarity on underlying asset values due to the lack of liquidity for assets, we have favored stocks whose share prices already more than reflect prospective declines in underlying asset values. In addition, we seek to invest in companies that we believe are well-positioned to weather the current liquidity crisis and have a capital plan that is appropriately conservative due to the uncertain timing of the recovery of the credit markets.

•                  Our company-specific research has led us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of upscale urban hotels and apartment properties, as well as an underweighting to companies concentrated in the ownership of storage, industrial, health care and shopping center assets.

*   Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE NAREIT Equity REIT Index(1), the S&P 500® Index(2) and the Lipper Real Estate Funds Average(3)

	Total Returns(4)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception	(7)
Portfolio – Class I (5)	(38.07)%	2.97%	8.34%	10.94%
FTSE NAREIT Equity REIT Index	(37.73)	0.91	7.42	8.66
S&P 500® Index	(37.00)	(2.19)	(1.38)	6.42
Lipper Real Estate Funds Index	(39.92)	(0.67)	6.82	8.63

Portfolio – Class P (6)	(38.26)	2.72	8.05	9.71
FTSE NAREIT Equity REIT Index	(37.73)	0.91	7.42	8.08
S&P 500® Index	(37.00)	(2.19)	(1.38)	4.72
Lipper Real Estate Funds Index	(39.92)	(0.67)	6.82	7.77

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)            The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index is an unmanaged market weighted index of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)            The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)            The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper Real Estate Funds classification.

(4)            Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)            Commenced operations on February 24, 1995

(6)            Commenced operations on January 2, 1996

(7)            For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

U.S. Real Estate Portfolio

Portfolio Composition*

Percentage of
Classification	Total Investments
Residential Apartments	19.0%
Office	15.0
Health Care	13.5
Lodging/Resorts	10.6
Retail Strip Centers	10.4
Retail Regional Malls	9.3
Other**	21.3
Short-Term Investment	0.9
Total Investments	100.0%

*           Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2008.

**    Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

U.S. Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (98.0%)
Diversified (4.7%)
Forest City Enterprises, Inc., Class A (c)	768,371	$5,148
Vornado Realty Trust REIT (c)	339,635	20,497
		25,645
Health Care (13.3%)
Assisted Living Concepts, Inc., Class A (a)(c)	1,110,310	4,608
Care Investment Trust, Inc. REIT	126,450	985
Extendicare REIT	44,700	212
HCP, Inc. REIT	530,449	14,730
Healthcare Realty Trust, Inc. REIT (c)	971,390	22,808
Senior Housing Properties Trust REIT	1,130,292	20,255
Ventas, Inc. REIT	268,550	9,015
		72,613
Industrial (4.3%)
AMB Property Corp. REIT (c)	255,623	5,987
Cabot Industrial Value Fund II, LP (a)(d)(i)(l)	12,667	6,334
Cabot Industrial Value Fund III, LP (a)(i)	221	111
DCT Industrial Trust, Inc. REIT (c)	379,190	1,918
Exeter Industrial Value Fund, LP (d)	3,400,000	3,400
Keystone Industrial Fund, LP (d)(i)(l)	6,525,000	5,401
		23,151
Lodging/Resorts (10.5%)
Host Hotels & Resorts, Inc. REIT (c)	2,953,112	22,355
Morgans Hotel Group Co. (a)	648,265	3,021
Starwood Hotels & Resorts Worldwide, Inc. (c)	1,624,665	29,082
Strategic Hotels & Resorts, Inc. REIT	1,481,244	2,488
		56,946
Office (14.8%)
Boston Properties, Inc. REIT	652,181	35,870
BRCP REIT I, LLC (a)(d)(i)(l)	6,101,396	2,287
BRCP REIT II, LLC (a)(d)(i)(l)	5,586,430	4,469
Brookfield Properties Corp.	2,405,542	18,595
Douglas Emmett, Inc. REIT (c)	126,623	1,654
Mack-Cali Realty Corp. REIT (c)	735,001	18,007
		80,882
Office/Industrial (3.0%)
Duke Realty Corp. REIT (c)	322,712	3,537
Liberty Property Trust REIT (c)	442,470	10,101
PS Business Parks, Inc. REIT	65,512	2,926
		16,564
Residential Apartments (18.8%)
Atlantic Gulf Communities Corp. (a)(i)(l)	140,284	—
AvalonBay Communities, Inc. REIT (c)	653,034	39,561
Camden Property Trust REIT (c)	659,218	20,660
Equity Residential REIT (c)	989,591	29,510
Post Properties, Inc. REIT	780,813	12,883
		102,614
Residential Manufactured Homes (2.0%)
Equity Lifestyle Properties, Inc. REIT (c)	278,334	10,677
Retail Regional Malls (9.2%)
Macerich Co. (The) REIT (c)	8,089	147
Simon Property Group, Inc. REIT (c)	887,864	47,172
Taubman Centers, Inc. REIT	104,503	2,661
		49,980
Retail Strip Centers (10.3%)
Acadia Realty Trust REIT (c)	364,383	5,200
BPP Liquidating Trust REIT (a)(d)(l)	113,290	—
Federal Realty Investment Trust REIT (c)	331,404	20,574
Ramco-Gershenson Properties Trust REIT (c)	135,525	837
Regency Centers Corp. REIT (c)	630,107	29,426
Weingarten Realty Investors REIT (c)	13,050	270
		56,307
Self Storage (4.0%)
Public Storage REIT	240,528	19,122
Sovran Self Storage, Inc. REIT (c)	69,962	2,519
		21,641
Timber (3.1%)
Plum Creek Timber Co., Inc. REIT (c)	480,608	16,696
Total Common Stocks (Cost $808,500)		533,716
Preferred Stocks (0.0%)
Residential Apartments (0.0%)
Atlantic Gulf Communities Corp., Series B (a)(d)(i)(l)	107,021	—
Atlantic Gulf Communities Corp., Series B (Convertible) (a)(d)(i)(l)	75,765	—
Total Preferred Stocks (Cost $1,828)		—
Short-Term Investments (25.1%)
Securities held as Collateral on Loaned Securities (24.2%)
Investment Company (19.4%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (o)	105,764,317	105,764

	Face
	Amount
	(000)
Repurchase Agreement (4.8%)
Goldman Sachs & Co., 0.06%, dated 12/31/08, due 1/2/09, repurchase price $25,982; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Gold Pools: rates ranging from 4.50% to 6.00%, due 11/1/19 - 12/1/38; Federal National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.00% - 7.00%, due 9/1/18 - 1/1/39; Government National Mortgage Association, Fixed Rate Mortgages: rates ranging from 4.50% to 11.50%, due 6/15/16 - 12/20/38, valued at $26,502.	$ 25,982	25,982
		131,746

The accompanying notes are an integral part of the financial statements.	81

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

U.S. Real Estate Portfolio

		Value
	Shares	(000)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (o)	5,079,104	$5,079
Total Short-Term Investments (Cost $136,825)		136,825
Total Investments (123.1%) (Cost $947,153) —including $128,396 of Securities Loaned		670,541
Liabilities in Excess of Other Assets (-23.1%)		(125,816)
Net Assets (100%)		$544,725

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31, 2008.
(d)

At December 31, 2008, the Portfolio held approximately $21,891,000 of fair valued securities, representing 4.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(i)

Restricted security valued at fair value and not registered under the Securities Act of 1933. Atlantic Gulf Communities Corp. was acquired in 6/97 and has a current cost basis of $790,000. Atlantic Gulf Communities Corp., Series B Preferred was acquired in 11/97 and has a current cost basis of $758,000. Atlantic Gulf Communities Corp., Series B (Convertible) Preferred was acquired in 6/97 and has a current cost basis of $1,070,000. BRCP REIT I, LLC was acquired between 5/03 - 5/08 and has a current cost basis of $2,464,000. BRCP REIT II, LLC was acquired between 10/06 - 12/07 and has a current cost basis of $5,586,000. Cabot Industrial Value Fund II, LP was acquired between 11/05 - 11/08 and has a current cost basis of $6,334,000, Cabot Industrial Value Fund III, LP was acquired on 12/08 and has a current cost basis of $111,000, Keystone Industrial Fund, LP was acquired between 3/06 - 9/07 and has a current cost basis of $5,401,000. At December 31, 2008, these securities had an aggregate market value of $18,602,000 representing 3.4% of net assets.

(l)	Security has been deemed illiquid at December 31, 2008.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
REIT	Real Estate Investment Trust

82	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

U.S. Small/Mid Cap Value Portfolio

U.S. Small/Mid Cap Value Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in common stocks and other equity securities, including convertible securities, of small- and mid-size companies that the Adviser believes are undervalued relative to the marketplace or to similar companies. Stocks of small and medium-sized companies entail special risks, such as limited product lines, markets, and financial resources, and greater market volatility than securities of larger, more-established companies. In addition to the risks associated with common stocks, investments in convertible securities are subject to the risks associated with fixed-income securities, namely credit, price and interest-rate risks.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -38.03%, net of fees, for Class I shares. The Portfolio’s Class I shares underperformed against its benchmark, the Russell 2500® Value Index (the “Index”) which returned -31.99%.

Factors Affecting Performance

•                  Following a volatile start to 2008, the broad stock market enjoyed a relative upswing from mid-March through mid-May. The market was supported by renewed confidence that capital markets were beginning to stabilize and expectations that a recession, if one occurred, would be shorter and shallower than initially expected.

•                  However, the sense of relief was soon overshadowed by more bad news from the financial sector and the economy, including drastically lower consumer sentiment measures and concerns about the solvency of Fannie Mae and Freddie Mac.

•                  A series of problems with major financial institutions, and subsequent government interventions with forced consolidations within the sector, led to wild swings in the stock market in September and October. Credit conditions, which had been tight since the demise of the subprime mortgage market, froze, exacerbating the deterioration of investor confidence. Recession expectations turned more pessimistic, leading to a steep drop in commodity prices. Additionally, mutual fund tax-loss selling, which occurs in October, and forced selling by hedge funds further contributed to volatility.

•                  Governments and central banks around the world responded quickly to the accelerating crisis with aggressive fiscal and monetary policy.

•                  In November, market volatility remained heightened. The official announcement that the U.S. had been in recession since December 2007 was hardly surprising to observers, amid bad news from nearly every segment of the economy and the appeal by U.S. automakers for a government bailout.

•                  Sentiment turned more upbeat in December, however. With oil prices substantially off their highs, inflation concerns were put to rest (although they were replaced by deflation concerns). The Federal Reserve reduced the target federal funds rate and indicated rates were likely to remain low for some time, while Congress approved loans to U.S. automakers. Observers kept a close eye on the cabinet choices and proposed stimulus plan of the incoming Obama Administration. Volatility in equity prices moderated somewhat and liquidity measures showed slight improvement. However, considerable uncertainty remained.

•                  Across the market capitalization spectrum, no particular segment outperformed, with all segments posting considerable declines for the period. Value stocks held up better than growth stocks in every market cap range, but particularly so in small-caps. Within the Index, the utilities, consumer staples, and financial services sectors had the smallest declines; while energy, consumer discretionary, and technology were the weakest performers.

•                  Relative to the Index, the Portfolio’s performance was bolstered by stock selection in the consumer discretionary sector, where selected business services holdings were particularly beneficial.

•                  Stock selection within the health care sector also drove relative gains, due to a health care services company and a specialty pharmaceuticals company.

•                  Although the Portfolio has minimal exposure to the autos and transportation sector, an aerospace-related holding added value.

•                  Finally, an underweight in the energy sector helped the Portfolio avoid some of the sector’s decline.

•                  However, stock selection in the producer durables sector was less favorable. The slowing economy and drop in end-market demand hurt many companies in this sector, including the Portfolio’s holdings in aerospace, telecommunications equipment, and office supplies and equipment companies.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

U.S. Small/Mid Cap Value Portfolio

•                  The materials and processing sector was another area of weakness, as selected holdings dampened relative performance.

•                  An underweight position and stock selection within the financial services sector had a negative impact, with an underweight to banks, positions in several insurance companies, and a hotel real estate investment trust (REIT) holding being the primary detractors.

•                  An overweight to the technology sector, one of the worst performing sectors in the Index, further hampered relative results.

Management Strategies

•                  The Portfolio began the year with an overweight in producer durables but finished the year with a neutral weighting in the sector. Outside of that change, the Portfolio’s positioning shifted very little during the period.

•                  At the end of the period, as a result of our bottom-up, value-driven stock selection process, the Portfolio held significant underweights in financial services, especially banks and REITs (although insurance represented an overweight), and in utilities. The largest overweights in the Portfolio were consumer discretionary, especially business services, technology, and health care.

*	Minimum Investment
**	Commenced operations on September 27, 2007.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 2500® Value Index(1) and the Lipper Mid-Cap Value Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(5)
Portfolio – Class I (4)	(38.03)%	—	—	(34.44)%
Russell 2500® Value Index	(31.99)	—	—	(30.83)
Lipper Mid-Cap Value Funds Index	(39.71)	—	—	(35.46)

Portfolio – Class P (4)	(38.21)	—	—	(34.65)
Russell 2500® Value Index	(31.99)	—	—	(30.83)
Lipper Mid-Cap Value Funds Index	(39.71)	—	—	(35.46)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)

The Russell 2500® Value Index measures the performance of those companies in the Russell 2500® Index with lower price -to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mid-Cap Value Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on September 27, 2007
(5)

For comparative purposes, cumulative since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Percentage of
Classification	Total Investments
Insurance	18.6%
Aerospace & Defense	9.7
Information Technology Services	9.2
Commercial Services & Supplies	6.2
Other***	51.1
Short-Term Investment	5.2
Total Investments	100.0%

***   Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

U.S. Small/Mid Cap Value Portfolio

		Value
	Shares	(000)
Common Stocks (93.1%)
Aerospace & Defense (9.7%)
AAR Corp. (a)	34,500	$635
Alliant Techsystems, Inc. (a)	5,000	429
Goodrich Corp.	11,200	415
Spirit Aerosystems Holdings, Inc., Class A (a)	12,800	130
		1,609
Beverages (2.5%)
Molson Coors Brewing Co., Class B	8,500	416
Chemicals (3.2%)
Cytec Industries, Inc.	9,900	210
Lubrizol Corp.	8,800	320
		530
Commercial Services & Supplies (6.1%)
Brink’s Co. (The)	12,400	333
Brink’s Home Security Holdings Inc. (a)	12,400	272
Cenveo, Inc. (a)	28,700	128
Copart, Inc. (a)	3,100	84
RR Donnelley & Sons Co.	14,700	200
		1,017
Computers & Peripherals (3.4%)
MSC.Software Corp. (a)	28,600	191
Teradata Corp. (a)	25,200	374
		565
Containers & Packaging (3.8%)
Owens-Illinois, Inc. (a)	7,400	202
Pactiv Corp. (a)	16,200	403
Smurfit-Stone Container Corp. (a)	114,100	29
		634
Diversified Telecommunication Services (2.4%)
CenturyTel, Inc.	14,700	402
Electrical Equipment (2.0%)
Belden, Inc.	15,500	323
Energy Equipment & Services (2.2%)
Exterran Holdings, Inc. (a)	11,500	245
Superior Energy Services, Inc. (a)	8,000	127
		372
Food Products (3.2%)
ConAgra Foods, Inc.	14,800	244
Corn Products International, Inc.	9,800	283
		527
Gas Utilities (2.6%)
UGI Corp.	17,400	425
Health Care Providers & Services (3.8%)
IMS Health, Inc.	15,500	235
PerkinElmer, Inc.	28,800	400
		635
Hotels Restaurants & Leisure (0.8%)
AFC Enterprises, Inc. (a)	26,500	124
Household Durables (4.3%)
Snap-On, Inc.	12,100	477
Stanley Works (The)	6,900	235
		712
Information Technology Services (9.2%)
Broadridge Financial Solutions, Inc.	34,000	426
Computer Sciences Corp. (a)	12,000	422
MAXIMUS, Inc.	19,300	678
		1,526
Insurance (18.6%)
Assurant, Inc.	20,700	621
Axis Capital Holdings Ltd.	9,400	274
Conseco, Inc. (a)	75,700	392
Hanover Insurance Group, Inc. (The)	15,059	647
Markel Corp. (a)	1,400	419
Reinsurance Group of America Inc.	16,800	719
		3,072
Media (1.3%)
Scripps Networks Interactive, Inc., Class A	9,500	209
Office Electronics (2.2%)
Zebra Technologies Corp., Class A (a)	18,100	367
Oil, Gas & Consumable Fuels (0.9%)
Pioneer Natural Resources Co.	8,700	141
Pharmaceuticals (4.5%)
Mylan, Inc. (a)	25,200	249
NBTY, Inc. (a)	9,000	141
Perrigo Co.	11,000	355
		745
Software (4.4%)
Amdocs Ltd. (a)	17,300	317
Check Point Software Technologies (a)	21,500	408
		725
Thrifts & Mortgage Finance (2.0%)
TFS Financial Corp.	25,800	333
Total Common Stocks (Cost $21,143)		15,409

	Face
	Amount
	(000)
Fixed Income (1.4%)
Life Science Tools & Services (1.4%)
Life Technologies Corp. (Convertible), 1.50%, 2/15/24 (Cost $309)	$309	233

The accompanying notes are an integral part of the financial statements.	85

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

U.S. Small/Mid Cap Value Portfolio

		Value
	Shares	(000)
Short-Term Investment (5.2%)
Investment Company (5.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (Cost $861) (o)	860,939	$861
Total Investments (99.7%) (Cost $22,313)		16,503
Other Assets in Excess of Liabilities (0.3%)		47
Net Assets (100%)		$16,550

(a)                                  Non-income producing security

(o)                                 See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

86	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Emerging Markets Debt Portfolio (the “Portfolio”) seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relatively higher degree of volatility. Fixed income securities are subject to credit and interest-rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest-rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. In a declining interest-rate environment, the portfolio may generate less income. In a rising interest-rate environment, bond prices fall.

Performance

For the year ended December 31, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -10.07%, net of fees, for Class I shares. The Portfolio’s Class I shares underperformed against its benchmark, the JP Morgan EMBI Global Bond Index / JP Morgan GBI-EM Diversified Bond Index, which returned -5.22%.

Factors Affecting Performance

•                  In the first half of 2008, the global economy avoided a serious recession and the prospect of the rest of the world “decoupling” from the U.S.-centered credit crisis was considered a possibility. The most serious threat to the economic performance of emerging market (EM) countries during this time was inflationary pressures coming from high food and commodity prices. While economic data began to show signs of deterioration in the U.S. and other developed countries, economic growth in the emerging world remained strong, driven by the continued growth of external accounts and increasing domestic demand. EM bonds, both in U.S. dollars and in local currency, performed relatively well with spreads trading in a fairly narrow range.

•                  Late in the third quarter, the Lehman Brothers bankruptcy and the associated freezing of credit markets turned the economic headwinds decidedly more negative. Investor confidence plummeted, risk appetite collapsed, and forced selling of all sorts of risky assets ensued. Credit in global markets dried up, marking a turning point for those countries that had managed to remain on the sidelines of the crisis. EM countries endured a series of shocks including manic selling by leveraged investors, an unprecedented drop in commodity prices, and a sharp contraction in developed market growth. Most asset classes declined regardless of fundamentals as indiscriminate deleveraging generated a vicious cycle in which falling prices further undermined investor confidence, fueling additional unwinding of positions.

•                  Central Banks across the globe pursued aggressive monetary policies in the last quarter of the year, including considerable reductions in benchmark interest rates, which helped EM local bonds recover some of the losses incurred in the prior months. For the overall year, however, EM government bonds underperformed developed bonds as investors sought the relative safety of U.S. Treasury bonds, yet outperformed other risky asset classes such as U.S. high yield bonds, leveraged loans and commercial mortgage-backed securities. The J. P. Morgan GBI-EM Diversified Bond Index declined 5.22% in 2008, and the yield rose from 8.22% to 8.34%.

•                  The Fund’s underweights to Hungary and Russia in the latter part of the year, as well as overweights to Mexico and Nigeria aided relative returns. Conversely, an overweight to Argentina early in the year and underweights to the Czech Republic and Thailand detracted from relative returns.

Management Strategies

•                  We favored securities in Brazil, Mexico and Malaysia during the reporting period.

•                  The Fund maintained a neutral risk posture throughout most of the period, but had a moderately lower interest-rate duration relative to the Index.

•                  While EM debt and credit fundamentals remained strong at year end, particularly for the systematically important EM countries, risk premiums and domestic interest rates remain elevated. There was some improvement in the credit markets late in the year, which allowed issuers to borrow from the capital markets and trading volumes to improve slightly. We believe that the destruction of value in the last months of the year has created good opportunities in those EM countries with still strong fundamentals that should well position them to weather the global economic recession.

2008 Annual Report

December 31, 2008

Investment Overview (cont’d)

Emerging Markets Debt Portfolio

*   Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index(1) and the Lipper Emerging Markets Debt Funds Index(2).

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception	(8)
Portfolio – Class I (4)	(10.07)%	5.26%	11.48%	9.27%
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index	(5.22)	6.60	10.91	9.48
Lipper Emerging Markets Debt Funds Index	(20.11)	4.21	10.79	—
Portfolio – Class P (5)	(10.34)	4.98	11.17	9.54
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index	(5.22)	6.60	10.91	10.66
Lipper Emerging Markets Debt Funds Index	(20.11)	4.21	10.79	9.10

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception (8)
Portfolio – Class H w/o sales charges (6)	—	—	—	(10.70)%
Portfolio – Class H with maximum 3.50% sales charges (6)	—	—	—	(13.84)
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index	—	—	—	(5.62)
Lipper Emerging Markets Debt Funds Index	—	—	—	(20.28)
Portfolio – Class L(7)	—	—	—	(11.85)
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index	—	—	—	(6.28)
Lipper Emerging Markets Debt Funds Index	—	—	—	(19.62)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)

JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index is a custom index represented by performance of the JP Morgan EMBI Global Bond Index (which tracks the performance U.S. dollar - denominated debt instruments issued by emerging markets) for periods from the Portfolio’s inception to September 30, 2007 and the JP Morgan GBI-EM Diversified Bond Index (which tracks local currency government bonds issued by emerging markets) for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Emerging Markets Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Emerging Markets Debt Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on February 1, 1994.
(5)	Commenced operations on January 2, 1996.
(6)	Commenced operations on January 2, 2008.
(7)	Commenced operations on June 16, 2008.
(8)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Percentage of
Classification	Total Investments
Sovereign	83.6%
Other**	3.9
Short-Term Investment	12.5
Total Investments	100.0%

**          Industries which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

December 31, 2008

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face
	Amount			Value
	(000)			(000)
Debt Instruments (92.9%)
Brazil (12.9%)
Corporate (0.3%)
Banco ABN Amro Real S.A.,
16.20%, 2/22/10	BRL	170		$74
Sovereign (12.6%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/14	9,131			3,499
				3,573
Colombia (1.3%)
Sovereign (1.3%)
Republic of Colombia,
12.00%, 10/22/15	COP	713,000		350
Hungary (10.3%)
Sovereign (10.3%)
Republic of Hungary,
6.25%, 8/24/10	HUF	144,850		719
6.75%, 4/12/10	118,430			601
Republic of Hungary, 12/B,
7.25%, 6/12/12	290,140			1,418
Republic of Hungary, 17/B,
6.75%, 2/24/17	20,280			95
				2,833
Indonesia (7.8%)
Corporate (0.0%)
Tjiwi Kimia Finance Mauritius Ltd., Tranche A,
5.53%, 4/28/15 (e)(h)	$—		@	—	@
Sovereign (7.8%)
Barclays plc, Republic of Indonesia Government Bond, Credit Linked Notes,
9.00%, 9/15/18	IDR	10,000,000		758
JPMorgan Chase & Co., Republic of Indonesia Government Bond, Credit Linked Notes,
Zero Coupon, 9/20/09	8,500,000			715
9.00%, 9/15/18	3,300,000			251
UBS AG, Republic of Indonesia Government Bond, Credit Linked Notes,
9.00%, 9/15/18	5,850,000			443
				2,167
				2,167
Malaysia (12.6%)
Sovereign (12.6%)
Government of Malaysia,
3.76%, 4/28/11	MYR	597		175
3.83%, 9/28/11	11,186			3,302
				3,477
Mexico (12.2%)
Sovereign (12.2%)
Mexican Bonos,
10.00%, 12/5/24	MXN	20,880		1,736
Mexican Bonos, M 10,
8.00%, 12/17/15	12,344			895
Mexican Bonos, MI10,
9.50%, 12/18/14		2,555		199
United Mexican States,
5.95%, 3/19/19	$544			547
				3,377
Nigeria (2.6%)
Corporate (2.2%)
Shell Petroleum Development Co., Credit Linked Notes,
Zero Coupon, 5/15/09	800			620
Sovereign (0.4%)
UBS AG, Federal Republic of Nigeria, Credit Linked Notes,
Zero Coupon, 3/5/09	NGN	14,400		102
				722
Peru (1.4%)
Sovereign (1.4%)
Republic of Peru,
12.25%, 8/10/11	PEN	1,105		396
Poland (5.7%)
Sovereign (5.7%)
Republic of Poland,
4.25%, 5/24/11	PLN	4,740		1,562
South Africa (9.9%)
Corporate (1.4%)
International Finance Corp.,
11.00%, 7/1/09	ZAR	3,660		393
Sovereign (8.5%)
Republic of South Africa,
13.00%, 8/31/10	19,989			2,352
				2,745
Thailand (4.9%)
Sovereign (4.9%)
Kingdom of Thailand,
4.25%, 3/13/13	THB	39,400		1,232
5.25%, 7/13/13	4,070			133
				1,365
Turkey (9.8%)
Sovereign (9.8%)
Republic of Turkey,
Zero Coupon, 8/5/09 - 6/23/10	TRY	4,317		2,348
16.00%, 3/7/12	559			356
				2,704
Venezuela (1.5%)
Sovereign (1.5%)
Republic of Venezuela,
9.25%, 5/7/28	$940			400
Total Debt Instruments (Cost $28,701)				25,671

The accompanying notes are an integral part of the financial statements.	89

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

	No. of	Value
	Warrants	(000)
Warrants (0.0%)
Venezuela (0.0%)
Republic of Venezuela, Oil-Linked Payment Obligation, expires 4/15/20 (Cost $—)	495	$13

	Shares
Short-Term Investment (13.3%)
Investment Company (13.3%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $3,665) (o)	3,665,444	3,665
Total Investments (106.2%) (Cost $32,366)		29,349
Liabilities in Excess of Other Assets (-6.2%)		(1,722)
Net Assets (100%)		$27,627

(e)                                  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(h)                                 Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2008.

(o)                                 See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

@                                    Face Amount/Value is less than $500.

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
BRL	1,090	$467	1/5/09	USD	470	$ 470	$3
MXN	6,580	476	1/2/09	USD	500	500	24
USD	348	348	1/2/09	BRL	837	359	11
USD	456	456	1/5/09	BRL	1,090	467	11
USD	139	139	1/12/09	EUR	108	150	11
USD	351	351	1/5/09	HUF	65,336	342	(9)
USD	498	498	1/2/09	MXN	6,700	484	(14)
USD	487	487	1/2/09	MXN	6,580	475	(12)
USD	138	138	1/12/09	MXN	1,880	135	(3)
USD	497	497	1/23/09	MXN	6,580	472	(25)
USD	256	256	1/5/09	PLN	754	255	(1)
USD	250	250	1/5/09	TRY	382	248	(2)
		$4,363				$4,357	$(6)

BRL	— Brazilian Real
COP	— Colombian Peso
EUR	— Euro
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigerian Naira
PEN	— Peruvian Sol
PLN	— Polish Zloty
THB	— Thailand Baht
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

90	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
JPMorgan Chase	3 Month JIBAR	Pay	10.93%	8/26/10	$4,800	$18
	MXN-TIIE-Banxico	Pay	9.41	7/8/13	5,500	21
	3 Month JIBAR	Receive	9.67	8/27/18	1,300	(18)
						$21

JIBAR	— Johannesburg Interbank Agreed Rate
MXN-TIIE	— Mexican Inter Bank Equilibrium Interest Rate

The accompanying notes are an integral part of the financial statements.	91

2008 Annual Report

December 31, 2008

Statements of Assets and Liabilities

	Active
	International	Emerging	Global	Global Real
	Allocation	Markets	Franchise	Estate
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$701,822	$1,793,293	$91,641	$957,620
Investment in Securities of Affiliated Issuers, at Cost:	106,598	175,589	2,897	48,466
Total Investments in Securities, at Cost:	808,420	1,968,882	94,538	1,006,086
Foreign Currency, at Cost:	2,058	3,146	109	1,790
Investments in Securities of Unaffiliated Issuers, at Value:(1)	574,771	1,232,394	78,164	513,835
Investment in Securities of Affiliated Issuers, at Value:	102,862	183,366	2,897	48,466
Total Investments in Securities, at Value:	677,633	1,415,760	81,061	562,301
Foreign Currency, at Value:	2,051	3,194	111	1,780
Cash	—	—	31	—
Due from Broker	3,141	—	—	—
Receivable for Portfolio Shares Sold	237	2,914	—	501
Receivable for Investments Sold	13,883	2,536	—	4,264
Unrealized Appreciation on Foreign Currency Exchange Contracts	5,007	569	369	—	@
Tax Reclaim Receivable	53	1,068	90	261
Receivable from Affiliates	8	54	4	10
Capital Gain Country Tax Receivable	5	—	—	—
Dividends Receivable	833	2,087	108	2,650
Interest Receivable	37	—	—	—
Other Assets	10	25	1	10
Total Assets	702,898	1,428,207	81,775	571,777
Liabilities:
Collateral on Securities Loaned, at Value:	121,776	151,208	—	50,999
Unrealized Depreciation on Foreign Currency Exchange Contracts	4,836	8	—	8
Payable for Investments Purchased	—	11,911	35	—
Bank Overdraft	1,283	—	—	133
Payable for Portfolio Shares Redeemed	1,010	359	603	547
Payable for Investment Advisory Fees	791	3,827	149	1,168
Payable for Administration Fees	38	82	5	33
Payable for Custodian Fees	68	717	5	58
Payable for Directors’ Fees and Expenses	8	32	1	1
Payable for Transfer Agent Fees	5	11	4	8
Payable for Shareholder Servicing Fees — Class P	1	14	1	8
Payable for Shareholder Servicing Fees — Class H	—	—	—	—	@
Payable for Distribution and Shareholder Servicing Fees — Class L	—	—	—	—	@
Payable for Sub Transfer Agency Fees — Class I	23	962	22	39
Payable for Sub Transfer Agency Fees — Class P	1	71	2	2
Payable for Transfer Agency Fees — Class H	—	—	—	—	@
Payable for Transfer Agency Fees — Class L	—	—	—	—	@
Other Liabilities	131	247	27	107
Total Liabilities	129,971	169,449	854	53,111
Net Assets	$572,927	$1,258,758	$80,921	$518,666
Net Assets Consist Of:
Paid-in Capital	$733,790	$2,069,937	$94,167	$1,078,666
Undistributed (Distributions in Excess of) Net Investment Income	903	(8,440)	689	(132)
Accumulated Net Realized Loss	(31,305)	(250,086)	(837)	(116,001)
Unrealized Appreciation (Depreciation) on:
Investments	(130,787)	(553,122)	(13,477)	(443,785)
Foreign Currency Exchange Contracts and Translations	98	469	379	(82)
Futures Contracts	228	—	—	—
Net Assets	$572,927	$1,258,758	$80,921	$518,666

92	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Statements of Assets and Liabilities

	Active
	International	Emerging	Global	Global Real
	Allocation	Markets	Franchise	Estate
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
CLASS I:
Net Assets	$565,313	$1,191,199	$78,029	$473,459
Shares Outstanding $0.001 par value shares of beneficial interest(500,000,000 shares authorized) (not in 000’s)	62,085,367	86,372,818	7,211,644	86,199,530
Net Asset Value, Offering and Redemption Price Per Share	$9.11	$13.79	$10.82	$5.49
CLASS P:
Net Assets	$7,614	$67,559	$2,892	$44,555
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	821,677	5,000,693	270,080	8,137,881
Net Asset Value, Offering and Redemption Price Per Share	$9.27	$13.51	$10.71	$5.47
CLASS H:
Net Assets	$—	$—	$—	$391
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	—	—	—	71,541
Net Asset Value and Redemption Price Per Share	$—	$—	$—	$5.47
Maximum Sales Load	—	—	—	4.75%
Maximum Sales Charge	$—	$—	$—	$0.27
Maximum Offering Price Per Share	$—	$—	$—	$5.74
CLASS L:
Net Assets	$—	$—	$—	$261
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	—	—	—	48,126
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—	$5.43

(1) Including:
Securities on Loan, at Value:	$115,931	$142,125	$—	$48,070
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	93

2008 Annual Report

December 31, 2008

Statements of Assets and Liabilities

			International
	Global Value	International	Growth Active		International
	Equity	Equity	Extension		Growth Equity
	Portfolio	Portfolio	Portfolio		Portfolio
	(000)	(000)	(000)		(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$33,504	$3,880,185	$11,022		$73,157
Investment in Securities of Affiliated Issuers, at Cost:	3,499	376,123	12		7,810
Total Investments in Securities, at Cost:	37,003	4,256,308	11,034		80,967
Foreign Currency, at Cost:	19	7,627	6		8
Investments in Securities of Unaffiliated Issuers, at Value: (1)	35,757	3,147,214	6,553		42,450
Investment in Securities of Affiliated Issuers, at Value:	3,499	376,123	12		7,810
Total Investments in Securities, at Value:	39,256	3,523,337	6,565		50,260
Foreign Currency, at Value:	19	7,573	6		8
Cash	15	—	—		—
Due from Adviser	—	—	17		—
Due from Broker	—	—	166		—
Receivable for Portfolio Shares Sold	5	18,954	—		16
Receivable for Investments Sold	—	—	9		57
Unrealized Appreciation on Contracts for Difference Agreements	—	—	81		—
Unrealized Appreciation on Foreign Currency Exchange Contracts	131	31,598	—		—
Tax Reclaim Receivable	2	598	1		5
Receivable from Affiliates	3	156	—	@	1
Dividends Receivable	60	1,691	4		23
Interest Receivable	—	8	—		—
Other Assets	1	63	—	@	1
Total Assets	39,492	3,583,978	6,849		50,371
Liabilities:
Collateral on Securities Loaned, at Value:	3,356	274,728	—		8,841
Unrealized Depreciation on Foreign Currency Exchange Contracts	—	—	—	@	—
Payable for Investments Purchased	18	—	10		—
Bank Overdraft	—	—	46		1
Unrealized Depreciation on Contracts for Difference Agreements	—	—	9		—
Payable for Portfolio Shares Redeemed	—	6,066	1		452
Payable for Investment Advisory Fees	49	6,477	—		49
Payable for Administration Fees	3	212	—	@	3
Payable for Custodian Fees	4	243	7		10
Payable for Directors’ Fees and Expenses	4	90	—		1
Payable for Transfer Agent Fees	4	21	4		4
Payable for Shareholder Servicing Fees — Class P	2	134	—	@	— @
Payable for Shareholder Servicing Fees — Class H	—	—	—	@	—
Payable for Distribution and Shareholder Servicing Fees — Class L	—	—	—	@	—
Payable for Sub Transfer Agency Fees — Class I	21	1,083	—		— @
Payable for Sub Transfer Agency Fees — Class P	8	388	—		— @
Payable for Transfer Agency Fees — Class H	—	—	—	@	—
Payable for Transfer Agency Fees — Class L	—	—	—	@	—
Payable for Dividend Income on Short Positions	—	—	1		—
Payable for Securities Sold Short, at Value (Proceeds $2,338)	—	—	1,729		—
Other Liabilities	25	636	13		17
Total Liabilities	3,494	290,078	1,820		9,378
Net Assets	$35,998	$3,293,900	$5,029		$40,993
Net Assets Consist Of:
Paid-in Capital	$48,209	$4,162,080	$10,662		$81,674
Undistributed (Distributions in Excess of) Net Investment Income	150	4,431	—	@	(13)
Accumulated Net Realized Loss	(14,745)	(171,171)	(1,849)		(9,961)
Unrealized Appreciation (Depreciation) on:
Investments	2,253	(732,971)	(4,469)		(30,707)
Contracts for Difference	—	—	72		—
Foreign Currency Exchange Contracts and Translations	131	31,531	—	@	— @
Futures Contracts	—	—	4		—
Securities Sold Short	—	—	609		—
Net Assets	$35,998	$3,293,900	$5,029		$40,993

94	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Statements of Assets and Liabilities

			International
	Global Value	International	Growth Active	International
	Equity	Equity	Extension	Growth Equity
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
CLASS I:
Net Assets	$24,110	$2,606,704	$4,697	$40,756
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	2,541,790	236,687,734	990,000	6,063,329
Net Asset Value, Offering and Redemption Price Per Share	$9.49	$11.01	$4.74	$6.72
CLASS P:
Net Assets	$11,888	$687,196	$47	$237
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	1,268,600	63,059,748	10,000	35,150
Net Asset Value, Offering and Redemption Price Per Share	$9.37	$10.90	$4.73	$6.74
CLASS H:
Net Assets	$—	$—	$266	$—
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	—	—	56,222	—
Net Asset Value and Redemption Price Per Share	$—	$—	$4.73	$—
Maximum Sales Load	—	—	4.75%	—
Maximum Sales Charge	$—	$—	$0.24	$—
Maximum Offering Price Per Share	$—	$—	$4.97	$—
CLASS L:
Net Assets	$—	$—	$19	$—
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	—	—	3,950	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$4.70	$—
(1) Including:
Securities on Loan, at Value:	$3,217	$261,509	$—	$8,480
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	95

2008 Annual Report

December 31, 2008

Statements of Assets and Liabilities

	International	International
	Real Estate	Small Cap	Capital Growth	Focus Growth
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$1,025,918	$419,460	$890,175	$9,775
Investment in Securities of Affiliated Issuers, at Cost:	44,418	12,029	11,972	51
Total Investments in Securities, at Cost:	1,070,336	431,489	902,147	9,826
Foreign Currency, at Cost:	175	25	2	—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	439,180	305,591	593,371	5,973
Investment in Securities of Affiliated Issuers, at Value:	44,418	12,029	11,972	51
Total Investments in Securities, at Value:	483,598	317,620	605,343	6,024
Foreign Currency, at Value:	175	26	2	—
Cash	—	—	4	—
Receivable for Portfolio Shares Sold	937	211	1,707	1
Receivable for Investments Sold	1,106	881	—	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	5	1	—	—
Tax Reclaim Receivable	894	991	—	—
Receivable from Affiliates	9	8	33	— @
Dividends Receivable	723	658	139	1
Other Assets	8	6	14	— @
Total Assets	487,455	320,402	607,242	6,026
Liabilities:
Collateral on Securities Loaned, at Value:	48,749	—	—	—
Unrealized Depreciation on Foreign Currency Exchange Contracts	—	8	—	—
Payable for Investments Purchased	96	357	—	—
Payable for Portfolio Shares Redeemed	1,018	2,426	2,284	40
Payable for Investment Advisory Fees	981	749	852	8
Payable for Administration Fees	29	21	41	1
Payable for Custodian Fees	63	48	31	2
Payable for Directors’ Fees and Expenses	—	8	21	4
Payable for Transfer Agent Fees	14	4	8	4
Payable for Shareholder Servicing Fees — Class P	2	— @	13	— @
Payable for Sub Transfer Agency Fees — Class I	59	33	36	4
Payable for Sub Transfer Agency Fees — Class P	18	—	27	1
Other Liabilities	137	103	205	14
Total Liabilities	51,166	3,757	3,518	78
Net Assets	$436,289	$316,645	$603,724	$5,948
Net Assets Consist Of:
Paid-in Capital	$1,188,083	$524,678	$1,011,773	$26,605
Undistributed (Distributions in Excess of) Net Investment Income	(2,134)	713	(39)	(5)
Accumulated Net Realized Loss	(162,652)	(94,978)	(111,206)	(16,850)
Unrealized Appreciation (Depreciation) on:
Investments	(586,739)	(113,869)	(296,804)	(3,802)
Foreign Currency Exchange Contracts and Translations	(269)	101	— @	—
Net Assets	$436,289	$316,645	$603,724	$5,948
CLASS I:
Net Assets	$427,148	$316,526	$543,841	$4,879
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	33,920,543	33,206,836	44,879,158	544,938
Net Asset Value, Offering and Redemption Price Per Share	$12.59	$9.53	$12.12	$8.95
CLASS P:
Net Assets	$9,141	$119	$59,883	$1,069
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	726,812	12,531	5,014,582	122,403
Net Asset Value, Offering and Redemption Price Per Share	$12.58	$9.53	$11.94	$8.73
(1) Including:
Securities on Loan, at Value:	$46,081	$—	$—	$—
@ Amount is less than $500.

96	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Statements of Assets and Liabilities

	Large Cap	Small Company		U.S. Small/Mid
	Relative Value	Growth	U.S. Real Estate	Cap Value
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$223,119	$1,446,536	$836,310	$21,452
Investment in Securities of Affiliated Issuers, at Cost:	10,552	17,235	110,843	861
Total Investments in Securities, at Cost:	233,671	1,463,771	947,153	22,313
Foreign Currency, at Cost:	—	2	— @	—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	175,013	976,816	559,698	15,642
Investment in Securities of Affiliated Issuers, at Value:	10,371	17,235	110,843	861
Total Investments in Securities, at Value:	185,384	994,051	670,541	16,503
Foreign Currency, at Value:	—	1	—	—
Cash	—	—	286	—
Receivable for Portfolio Shares Sold	169	2,112	1,521	— @
Receivable for Investments Sold	223	—	2,332	60
Receivable from Affiliates	13	17	2	1
Dividends Receivable	299	136	5,818	11
Interest Receivable	—	—	—	2
Other Assets	4	19	12	21
Total Assets	186,092	996,336	680,512	16,598
Liabilities:
Collateral on Securities Loaned, at Value:	—	—	131,746	—
Payable for Investments Purchased	546	739	—	2
Payable for Portfolio Shares Redeemed	235	8,914	2,450	— @
Payable for Investment Advisory Fees	229	2,274	1,158	27
Payable for Administration Fees	12	64	35	1
Payable for Custodian Fees	7	12	8	2
Payable for Directors’ Fees and Expenses	10	6	10	—
Payable for Transfer Agent Fees	7	23	20	3
Payable for Shareholder Servicing Fees — Class P	7	70	19	—
Payable for Sub Transfer Agency Fees — Class I	82	23	69	—
Payable for Sub Transfer Agency Fees — Class P	21	84	6	—
Other Liabilities	55	266	266	13
Total Liabilities	1,211	12,475	135,787	48
Net Assets	$184,881	$983,861	$544,725	$16,550
Net Assets Consist Of:
Paid-in Capital	$296,170	$1,476,727	$905,894	$27,000
Undistributed (Distributions in Excess of) Net Investment Income	22	(24)	258	1
Accumulated Net Realized Loss	(63,024)	(23,122)	(84,815)	(4,641)
Unrealized Appreciation (Depreciation) on: Investments	(48,287)	(469,720)	(276,612)	(5,810)
Foreign Currency Exchange Contracts and Translations	—	— @	— @	—
Net Assets	$184,881	$983,861	$544,725	$16,550
CLASS I:
Net Assets	$150,025	$638,559	$448,897	$16,492
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	19,110,237	83,633,371	50,590,945	2,813,394
Net Asset Value, Offering and Redemption Price Per Share	$7.85	$7.64	$8.87	$5.86
CLASS P:
Net Assets	$34,856	$345,302	$95,828	$58
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	4,443,185	48,028,593	10,976,391	10,000
Net Asset Value, Offering and Redemption Price Per Share	$7.84	$7.19	$8.73	$5.84
(1) Including:
Securities on Loan, at Value:	$—	$—	$128,396	$—
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	97

2008 Annual Report

December 31, 2008

Statements of Assets and Liabilities

	Emerging
	Markets Debt
	Portfolio
	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$28,701
Investment in Securities of Affiliated Issuers, at Cost:	3,665
Total Investments in Securities, at Cost:	32,366
Foreign Currency, at Cost:	50
Investments in Securities of Unaffiliated Issuers, at Value:(1)	25,684
Investment in Securities of Affiliated Issuers, at Value:	3,665
Total Investments in Securities, at Value:	29,349
Foreign Currency, at Value:	47
Due from Adviser	49
Receivable for Portfolio Shares Sold	58
Unrealized Appreciation on Swap Agreements	39
Unrealized Appreciation on Foreign Currency Exchange Contracts	60
Receivable from Affiliates	—	@
Dividends Receivable	2
Interest Receivable	633
Other Assets	—	@
Total Assets	30,237
Liabilities:
Unrealized Depreciation on Foreign Currency Exchange Contracts	66
Payable for Investments Purchased	2,449
Bank Overdraft	—	@
Unrealized Depreciation on Swap Agreements	18
Payable for Administration Fees	2
Payable for Custodian Fees	35
Payable for Directors’ Fees and Expenses	4
Payable for Transfer Agent Fees	5
Payable for Shareholder Servicing Fees — Class P	1
Payable for Shareholder Servicing Fees — Class H	—	@
Payable for Distribution and Shareholder Servicing Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class P	—	@
Payable for Transfer Agency Fees — Class H	—	@
Payable for Transfer Agency Fees — Class L	—	@
Other Liabilities	30
Total Liabilities	2,610
Net Assets	$27,627
Net Assets Consist Of:
Paid-in Capital	$32,377
Undistributed Net Investment Income	4
Accumulated Net Realized Loss	(1,702)
Unrealized Appreciation (Depreciation) on: Investments	(3,017)
Foreign Currency Exchange Contracts and Translations	(56)
Swap Agreements	21
Net Assets	$27,627

98	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Statements of Assets and Liabilities

Emerging
Markets Debt
Portfolio
(000)
CLASS I:
Net Assets	$21,887
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)†	2,202,505
Net Asset Value, Offering and Redemption Price Per Share	$9.94
CLASS P:
Net Assets	$3,640
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)†	357,603
Net Asset Value, Offering and Redemption Price Per Share	$10.18
CLASS H:
Net Assets	$1,758
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)†	172,791
Net Asset Value and Redemption Price Per Share	$10.18
Maximum Sales Load	3.50%
Maximum Sales Charge	$0.37
Maximum Offering Price Per Share	$10.55
CLASS L:
Net Assets	$342
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)†	33,885
Net Asset Value, Offering and Redemption Price Per Share	$10.09
@	Amount is less than $500.
†	$ 0.003 par value shares of beneficial interest for Emerging Markets Debt Portfolio.

The accompanying notes are an integral part of the financial statements.	99

2008 Annual Report

December 31, 2008

Statements of Operations

For the Year Ended December 31, 2008

	Active				Global
	International	Emerging	Global	Global Real	Value
	Allocation	Markets	Franchise	Estate	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$27,188	$55,427	$3,803	$21,967	$2,142
Dividends from Securities of Affiliated Issuers	3,097	2,320	89	762	56
Interest from Securities of Unaffiliated Issuers	1,999	1,289	3	146	41
Less: Foreign Taxes Withheld	(2,357)	(4,938)	(265)	(876)	(109)
Total Investment Income	29,927	54,098	3,630	21,999	2,130
Expenses:
Investment Advisory Fees (Note B)	5,556	28,482	832	6,238	372
Administration Fees (Note C)	685	1,962	83	588	44
Custodian Fees (Note F)	328	3,073	26	253	23
Directors’ Fees and Expenses	11	27	3	13	—
Professional Fees	49	119	30	176	31
Shareholder Reporting Fees	273	382	18	198	24
Shareholder Servicing Fees — Class P (Note D)	12	313	11	51	43
Shareholder Servicing Fees — Class H (Note D)	—	—	—	1	—
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	—	—	1	—
Sub Transfer Agency Fees — Class I	23	827	16	—	16
Sub Transfer Agency Fees — Class P	— @	44	1	—	7
Transfer Agency Fees (Note E)	14	30	8	15	9
Registration Fees	73	68	26	152	28
Country Tax Expense#	— @	2	—	—	—
Other Expenses	39	74	12	29	12
Expenses Before Non Operating Expenses	7,063	35,403	1,066	7,715	609
Bank Overdraft Expense	3	53	— @	5	2
Investment Related Expenses	—	—	—	79	—
Transfer Agency Fees — Class H (Note E)	—	—	—	2	—
Transfer Agency Fees — Class L (Note E)	—	—	—	— @	—
Total Expenses	7,066	35,456	1,066	7,801	611
Voluntary Waiver of Investment Advisory Fees (Note B)	(202)	—	(15)	(4)	(13)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(83)	(54)	(5)	(27)	(1)
Expense Offset (Note F)	(4)	(11)	— @	(5)	— @
Net Expenses	6,777	35,391	1,046	7,765	597
Net Investment Income	23,150	18,707	2,584	14,234	1,533
Realized Gain (Loss):
Investments Sold	10,065 *	(214,184)*	(751)	(109,327)	(13,757)
Foreign Currency Transactions	(10,907)	(5,351)	3,607	(884)	962
Futures Contracts	(35,040)	—	—	—	—
Net Realized Gain (Loss)	(35,882)	(219,535)	2,856	(110,211)	(12,795)
Change in Unrealized Appreciation (Depreciation):
Investments	(384,461)**	(1,629,891)	(40,540)	(373,101)	(17,955)
Foreign Currency Exchange Contracts and Translations	737	359	(19)	(96)	30
Futures Contracts	(1,928)	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	(385,652)	(1,629,532)	(40,559)	(373,197)	(17,925)
Total Net Realized Loss and Change in
Unrealized Appreciation (Depreciation)	(421,534)	(1,849,067)	(37,703)	(483,408)	(30,720)
Net Decrease in Net Assets Resulting from Operations	$(398,384)	$(1,830,360)	$(35,119)	$(469,174)	$(29,187)
@	Amount is less than $500.
#

CPMF (Provisional Contribution on Financial Transactions) is a Brazilian federal tax imposed on certain banking transactions and account withdrawals. The tax is charged based on the value of the transaction.

*	Net of Capital Gain Country Tax of $224 and $275 for Active International Allocation and Emerging Markets, respectively.
**	Net of decrease in Deferred Capital Gain Country Tax Accrual on unrealized appreciation of $440 for Active International Allocation.

100	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Statements of Operations

For the Year Ended December 31, 2008

		International
		Growth	International
	International	Active	Growth	International	International
	Equity	Extension	Equity	Real Estate	Small Cap
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$174,790	$422	$2,485	$35,024	$20,709
Dividends from Securities of Affiliated Issuers	8,215	4	129	938	267
Interest from Securities of Unaffiliated Issuers	4,060	—	61	293	32
Less: Foreign Taxes Withheld	(13,791)	(36)	(178)	(2,296)	(1,537)
Total Investment Income	173,274	390	2,497	33,959	19,471
Expenses:
Investment Advisory Fees (Note B)	37,736	99	486	7,446	5,131
Administration Fees (Note C)	3,777	7	52	746	433
Custodian Fees (Note F)	1,047	28	57	323	199
Directors’ Fees and Expenses	26	—	2	20	7
Professional Fees	109	36	64	41	71
Shareholder Reporting Fees	946	32	9	165	152
Shareholder Servicing Fees — Class P (Note D)	2,185	— @	1	145	— @
Shareholder Servicing Fees — Class H (Note D)	—	1	—	—	—
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	— @	—	—	—
Sub Transfer Agency Fees — Class I	879	—	— @	147	82
Sub Transfer Agency Fees — Class P	200	—	— @	10	— @
Transfer Agency Fees (Note E)	57	7	9	29	11
Registration Fees	67	48	26	50	42
Other Expenses	116	12	11	48	24
Expenses Before Non Operating Expenses	47,145	270	717	9,170	6,152
Bank Overdraft Expense	1	1	1	55	57
Dividend Expense on Short Positions	—	120	—	—	—
Stock Loan Fee	—	21	—	—	—
Transfer Agency Fees — Class H (Note E)	—	2	—	—	—
Transfer Agency Fees — Class L (Note E)	—	— @	—	—	—
Total Expenses	47,146	414	718	9,225	6,209
Voluntary Waiver of Investment Advisory Fees (Note B)	—	(99)	(69)	—	—
Expenses Reimbursed by Adviser (Note B)	—	(63)	—	—	—
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(187)	— @	(2)	(24)	(11)
Voluntary Waiver of Sub Transfer Agent Fees — Class I	—	—	—	(147)	(82)
Voluntary Waiver of Sub Transfer Agent Fees — Class P	—	—	—	(10)	— @
Expense Offset (Note F)	(2)	— @	(1)	(8)	— @
Net Expenses	46,957	252	646	9,036	6,116
Net Investment Income	126,317	138	1,851	24,923	13,355
Realized Gain (Loss):
Investments Sold	15,488	(1,744)	(9,951)	(144,283)	(89,028)
Foreign Currency Transactions	(11,434)	1	17	(783)	733
Futures Contracts	—	(20)	—	—	—
Net Realized Gain (Loss)	4,054	(1,763)	(9,934)	(145,066)	(88,295)
Change in Unrealized Appreciation (Depreciation):
Investments	(1,982,419)	(5,044)	(32,556)**	(426,168)	(169,350)
Contracts for Difference	—	72	—	—	—
Foreign Currency Exchange Contracts and Translations	31,578	— @	19	(243)	(131)
Futures Contracts	—	4	—	—	—
Securities Sold Short	—	423	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	(1,950,841)	(4,545)	(32,537)	(426,411)	(169,481)
Total Net Realized Loss and Change in
Unrealized Appreciation (Depreciation)	(1,946,787)	(6,308)	(42,471)	(571,477)	(257,776)
Net Decrease in Net Assets Resulting from Operations	$(1,820,470)	$(6,170)	$(40,620)	$(546,554)	$(244,421)
@ Amount is less than $500.
**	Net of decrease in Deferred Capital Gain Country Tax Accrual on unrealized appreciation of $1 for International Growth Equity.

The accompanying notes are an integral part of the financial statements.	101

2008 Annual Report

December 31, 2008

Statements of Operations

For the Year Ended December 31, 2008

			Large Cap	Small
	Capital	Focus	Relative	Company	U.S. Real
	Growth	Growth	Value	Growth	Estate
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$9,799	$115	$6,240	$12,731	$27,574
Dividends from Securities of Affiliated Issuers	564	14	302	578	1,557
Interest from Securities of Unaffiliated Issuers	5	—	12	43	656
Less: Foreign Taxes Withheld	(112)	—	—	(42)	(205)
Total Investment Income	10,256	129	6,554	13,310	29,582
Expenses:
Investment Advisory Fees (Note B)	5,781	63	1,153	12,723	7,247
Administration Fees (Note C)	946	10	192	1,137	751
Custodian Fees (Note F)	112	10	24	69	33
Directors’ Fees and Expenses	8	—	1	23	12
Professional Fees	41	28	26	36	41
Shareholder Reporting Fees	371	8	84	382	391
Shareholder Servicing Fees — Class P (Note D)	309	5	103	1,317	363
Sub Transfer Agency Fees — Class I	36	4	69	274	74
Sub Transfer Agency Fees — Class P	4	1	14	162	13
Transfer Agency Fees (Note E)	19	7	15	43	39
Registration Fees	49	26	32	78	59
Other Expenses	35	5	12	41	39
Expenses Before Non Operating Expenses	7,711	167	1,725	16,285	9,062
Bank Overdraft Expense	7	1	— @	4	22
Investment Related Expenses	—	—	—	—	263
Total Expenses	7,718	168	1,725	16,289	9,347
Voluntary Waiver of Investment Advisory Fees (Note B)	—	(37)	—	—	—
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(21)	— @	(12)	(20)	(37)
Voluntary Waiver of Sub Transfer Agent Fees — Class I	—	—	—	(274)	(74)
Voluntary Waiver of Sub Transfer Agent Fees — Class P	—	—	—	(162)	(13)
Expense Offset (Note F)	(1)	— @	(1)	(6)	(1)
Net Expenses	7,696	131	1,712	15,827	9,222
Net Investment Income (Loss)	2,560	(2)	4,842	(2,517)	20,360
Realized Gain (Loss):
Investments Sold	(110,540)	(366)	(13,809)	(7,371)	(84,612)
Foreign Currency Transactions	55	3	— @	(98)	(12)
Futures Contracts	—	—	(7)	—	—
Net Realized Loss	(110,485)	(363)	(13,816)	(7,469)	(84,624)
Change in Unrealized Appreciation (Depreciation):
Investments	(615,295)	(7,132)	(81,222)	(736,061)	(315,804)
Foreign Currency Exchange Contracts and Translations	— @	— @	—	— @	(1)
Net Change in Unrealized Appreciation (Depreciation)	(615,295)	(7,132)	(81,222)	(736,061)	(315,805)
Total Net Realized Loss and Change in
Unrealized Appreciation (Depreciation)	(725,780)	(7,495)	(95,038)	(743,530)	(400,429)
Net Decrease in Net Assets Resulting from Operations	$(723,220)	$(7,497)	$(90,196)	$(746,047)	$(380,069)
@ Amount is less than $500.

102	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Statements of Operations

For the Year Ended December 31, 2008

	U.S.	Emerging
	Small/Mid	Markets
	Cap Value	Debt
	Portfolio	Portfolio
	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$207	$—
Dividends from Securities of Affiliated Issuers	36	74
Interest from Securities of Unaffiliated Issuers	7	3,491
Less: Foreign Taxes Withheld	—	(25)
Total Investment Income	250	3,540
Expenses:
Investment Advisory Fees (Note B)	141	269
Administration Fees (Note C)	17	29
Custodian Fees (Note F)	12	105
Directors’ Fees and Expenses	1	—
Professional Fees	27	50
Shareholder Reporting Fees	6	50
Shareholder Servicing Fees — Class P (Note D)	—	4
Shareholder Servicing Fees — Class H (Note D)	—	8
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	1
Transfer Agency Fees (Note E)	7	10
Registration Fees	28	50
Country Tax Expense#	—	14
Other Expenses	8	11
Expenses Before Non Operating Expenses	247	601
Bank Overdraft Expense	— @	4
Transfer Agency Fees — Class H (Note E)	—	2
Transfer Agency Fees — Class L (Note E)	—	— @
Total Expenses	247	607
Voluntary Waiver of Investment Advisory Fees (Note B)	—	(278)
Expenses Reimbursed by Adviser (Note B)	—	(11)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(1)	(3)
Expense Offset (Note F)	(1)	(1)
Net Expenses	245	314
Net Investment Income	5	3,226
Realized Gain (Loss):
Investments Sold	(4,586)	(1,756)
Foreign Currency Transactions	—	(1,557)
Swap Agreements	—	1
Net Realized Gain (Loss)	(4,586)	(3,312)
Change in Unrealized Appreciation (Depreciation):
Investments	(4,738)	(2,423)
Foreign Currency Exchange Contracts and Translations	—	(40)
Swap Agreements	—	21
Net Change in Unrealized Appreciation (Depreciation)	(4,738)	(2,442)
Total Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(9,324)	(5,754)
Net Decrease in Net Assets Resulting from Operations	$(9,319)	$(2,528)
@	Amount is less than $500.
#

CPMF (Provisional Contribution on Financial Transactions) is a Brazilian federal tax imposed on certain banking transactions and account withdrawals. The tax is charged based on the value of the transaction.

The accompanying notes are an integral part of the financial statements.	103

2008 Annual Report

December 31, 2008

Statements of Changes in Net Assets

	Active International Allocation		Emerging Markets
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$23,150	$20,592	$18,707	$7,932
Net Realized Gain (Loss)	(35,882)	124,998	(219,535)	658,240
Net Change in Unrealized Appreciation (Depreciation)	(385,652)	2,501	(1,629,532)	328,393
Net Increase (Decrease) in Net Assets Resulting from Operations	(398,384)	148,091	(1,830,360)	994,565
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(9,076)	(34,919)	—	(10,445)
Net Realized Gain	(39,989)	(58,076)	(148,947)	(571,529)
Class P:
Net Investment Income	(91)	(149)	—	(208)
Net Realized Gain	(199)	(273)	(8,146)	(30,744)
Total Distributions	(49,355)	(93,417)	(157,093)	(612,926)
Capital Share Transactions:(1)
Class I:
Subscribed	215,834	172,124	370,659	660,992
Distributions Reinvested	42,354	77,571	146,475	569,830
Redeemed	(340,922)	(177,984)	(762,206)	(557,714)
Class P:
Subscribed	5,298	3,372	24,253	81,605
Distributions Reinvested	290	422	8,134	30,914
Redeemed	(1,338)	(2,096)	(44,234)	(74,740)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(78,484)	73,409	(256,919)	710,887
Redemption Fees	130	3	166	453
Total Increase (Decrease) in Net Assets	(526,093)	128,086	(2,244,206)	1,092,979
Net Assets:
Beginning of Period	1,099,020	970,934	3,502,964	2,409,985
End of Period	$572,927	$1,099,020	$1,258,758	$3,502,964
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$903	$(2,542)	$(8,440)	$(24,956)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	21,061	10,505	14,823	19,285
Shares Issued on Distributions Reinvested	3,453	5,006	6,573	17,164
Shares Redeemed	(31,149)	(10,838)	(32,695)	(16,736)
Net Increase (Decrease) in Class I Shares Outstanding	(6,635)	4,673	(11,299)	19,713
Class P:
Shares Subscribed	575	193	1,118	2,355
Shares Issued on Distributions Reinvested	25	27	372	950
Shares Redeemed	(104)	(126)	(1,863)	(2,305)
Net Increase (Decrease) in Class P Shares Outstanding	496	94	(373)	1,000

104	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Statements of Changes in Net Assets

	Global Franchise		Global Real Estate
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$2,584	$2,753	$14,234	$6,981
Net Realized Gain (Loss)	2,856	15,352	(110,211)	11,995
Net Change in Unrealized Appreciation (Depreciation)	(40,559)	(6,597)	(373,197)	(96,771)
Net Increase (Decrease) in Net Assets Resulting from Operations	(35,119)	11,508	(469,174)	(77,795)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(5,813)	(870)	(1,495)	(21,830)
Net Realized Gain	(1,417)	(17,250)	(2,187)	(12,446)
Class P:
Net Investment Income	(214)	(39)	(86)	(398)
Net Realized Gain	(65)	(940)	(38)	(256)
Class H:
Net Investment Income	—	—	—	—
Net Realized Gain	—	—	(2)	—
Class L:
Net Investment Income	—	—	—	—
Net Realized Gain	—	—	— @	—
Total Distributions	(7,509)	(19,099)	(3,808)	(34,930)
Capital Share Transactions:(1)
Class I:
Subscribed	11,091	4,659	524,819	665,106
Distributions Reinvested	6,932	17,953	3,480	32,111
Redeemed	(9,303)	(33,859)	(231,460)	(193,108)
Class P:
Subscribed	205	3,728	56,573	22,603
Distributions Reinvested	229	862	124	638
Redeemed	(2,067)	(1,859)	(8,907)	(7,482)
Class H*:
Subscribed	—	—	744	—
Distributions Reinvested	—	—	1	—
Redeemed	—	—	(62)	—
Class L*:
Subscribed	—	—	390	—
Distributions Reinvested	—	—	— @	—
Redeemed	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	7,087	(8,516)	345,702	519,868
Redemption Fees	—	—	22	18
Total Increase (Decrease) in Net Assets	(35,541)	(16,107)	(127,258)	407,161
Net Assets:
Beginning of Period	116,462	132,569	645,924	238,763
End of Period	$80,921	$116,462	$518,666	$645,924
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$689	$525	$132	$(13,261)

The accompanying notes are an integral part of the financial statements.	105

2008 Annual Report

December 31, 2008

Statements of Changes in Net Assets

	Global Franchise		Global Real Estate
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	721	242	58,712	55,916
Shares Issued on Distributions Reinvested	605	1,063	499	3,196
Shares Redeemed	(742)	(1,821)	(36,048)	(16,713)
Net Increase (Decrease) in Class I Shares Outstanding	584	(516)	23,163	42,399
Class P:
Shares Subscribed	13	198	8,112	1,903
Shares Issued on Distributions Reinvested	20	52	20	64
Shares Redeemed	(148)	(97)	(1,311)	(660)
Net Increase (Decrease) in Class P Shares Outstanding	(115)	153	6,821	1,307
Class H*:
Shares Subscribed	—	—	79	—
Shares Issued on Distributions Reinvested	—	—	— #	—
Shares Redeemed	—	—	(7)	—
Net Increase in Class H Shares Outstanding	—	—	72	—
Class L*:
Shares Subscribed	—	—	48	—
Shares Issued on Distributions Reinvested	—	—	— #	—
Shares Redeemed	—	—	—	—
Net Increase in Class L Shares Outstanding	—	—	48	—
@		Amount is less than $500.
#		Shares are less than 500.
*		The Global Real Estate Portfolio’s Class H and Class L commenced operations on January 2, 2008 and June 16, 2008, respectively.

106	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Statements of Changes in Net Assets

	Global Value Equity		International Equity
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$1,533	$1,558	$126,317	$134,498
Net Realized Gain (Loss)	(12,795)	15,162	4,054	871,941
Net Change in Unrealized Appreciation (Depreciation)	(17,925)	(10,156)	(1,950,841)	(340,830)
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,187)	6,564	(1,820,470)	665,609
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,652)	(1,044)	(85,581)	(105,722)
Net Realized Gain	(558)	(10,780)	(246,224)	(731,331)
Class P:
Net Investment Income	(746)	(322)	(19,871)	(18,724)
Net Realized Gain	(228)	(3,997)	(63,382)	(149,480)
Total Distributions	(3,184)	(16,143)	(415,058)	(1,005,257)
Capital Share Transactions:(1)
Class I:
Subscribed	2,804	3,698	609,414	746,973
Distributions Reinvested	2,130	11,789	310,637	780,820
Redeemed	(23,799)	(43,789)	(1,608,578)	(2,044,329)
Class P:
Subscribed	3,042	4,116	554,769	321,010
Distributions Reinvested	975	4,319	83,112	168,106
Redeemed	(7,018)	(9,264)	(545,639)	(561,568)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(21,866)	(29,131)	(596,285)	(588,988)
Redemption Fees	1	8	311	310
Total Decrease in Net Assets	(54,236)	(38,702)	(2,831,502)	(928,326)
Net Assets:
Beginning of Period	90,234	128,936	6,125,402	7,053,728
End of Period	$35,998	$90,234	$3,293,900	$6,125,402
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$150	$58	$4,431	$(3,623)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	182	173	39,005	34,520
Shares Issued on Distributions Reinvested	203	671	29,205	42,066
Shares Redeemed	(1,574)	(2,112)	(101,449)	(93,380)
Net Decrease in Class I Shares Outstanding	(1,189)	(1,268)	(33,239)	(16,794)
Class P:
Shares Subscribed	282	194	37,546	14,903
Shares Issued on Distributions Reinvested	95	248	7,895	9,151
Shares Redeemed	(492)	(445)	(36,829)	(26,119)
Net Increase (Decrease) in Class P Shares Outstanding	(115)	(3)	8,612	(2,065)

The accompanying notes are an integral part of the financial statements.	107

2008 Annual Report

December 31, 2008

Statements of Changes in Net Assets

	International Growth Active		International Growth Equity
	Extension Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007^	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets Operations:
Net Investment Income (Loss)	$138	$(23)	$1,851	$74
Net Realized Gain (Loss)	(1,763)	(79)	(9,934)	537
Net Change in Unrealized Appreciation (Depreciation)	(4,545)	761	(32,537)	484
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,170)	659	(40,620)	1,095
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(143)	—	(1,877)	(63)
Net Realized Gain	—	—	(270)	(301)
Class P:
Net Investment Income	(1)	—	(10)	(3)
Net Realized Gain	—	—	(1)	(20)
Class H:
Net Investment Income	(6)	—	—	—
Class L:
Net Investment Income	(1)	—	—	—
Total Distributions	(151)	—	(2,158)	(387)
Capital Share Transactions:(1)
Class I:
Subscribed	—	—	84,193	15,122
Distributions Reinvested	—	—	1,750	36
Redeemed	—	—	(25,148)	(60)
Class P:
Subscribed	—	—	61	153
Distributions Reinvested	—	—	8	17
Redeemed	—	—	(147)	—
Class H:
Subscribed	925	—	—	—
Distributions Reinvested	5	—	—	—
Redeemed	(274)	—	—	—
Class L:
Subscribed	35	—	—	—
Distributions Reinvested	— @	—	—	—
Redeemed	—	—	—	—
Net Increase in Net Assets Resulting from Capital Share Transactions	691	—	60,717	15,268
Redemption Fees	—	—	—	—
Total Increase (Decrease) in Net Assets	(5,630)	659	17,939	15,976
Net Assets:
Beginning of Period	10,659	10,000	23,054	7,078
End of Period	$5,029	$10,659	$40,993	$23,054
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$—	$(3)	$(13)	$—

108	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Statements of Changes in Net Assets

	International Growth Active		International Growth Equity
	Extension Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007^	2008	2007
	(000)	(000)	(000)	(000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—	990	6,530	1,100
Shares Issued on Distributions Reinvested	—	—	253	3
Shares Redeemed	—	—	(2,357)	(4)
Net Increase in Class I Shares Outstanding	—	990	4,426	1,099
Class P:
Shares Subscribed	—	10	8	12
Shares Issued on Distributions Reinvested	—	—	1	1
Shares Redeemed	—	—	(12)	—
Net Increase (Decrease) in Class P Shares Outstanding	—	10	(3)	13
Class H:
Shares Subscribed	93	—	—	—
Shares Issued on Distributions Reinvested	1	—	—	—
Shares Redeemed	(38)	—	—	—
Net Increase in Class H Shares Outstanding	56	—	—	—
Class L:
Shares Subscribed	4	—	—	—
Shares Issued on Distributions Reinvested	— #	—	—	—
Shares Redeemed	—	—	—	—
Net Increase in Class L Shares Outstanding	4	—	—	—

^	International Growth Active Extension commenced operations on July 31, 2007.
@	Amount is less than $500.
#	Shares are less than 500.

The accompanying notes are an integral part of the financial statements.	109

2008 Annual Report

December 31, 2008

Statements of Changes in Net Assets

	International Real Estate		International Small Cap
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$24,923	$32,360	$13,355	$13,493
Net Realized Gain (Loss)	(145,066)	90,725	(88,295)	226,235
Net Change in Unrealized Appreciation (Depreciation)	(426,411)	(433,923)	(169,481)	(254,273)
Net Decrease in Net Assets Resulting from Operations	(546,554)	(310,838)	(244,421)	(14,545)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(75,854)	(13,260)	(10,502)
Net Realized Gain	(5,239)	(67,563)	(30,495)	(223,789)
Class P:
Net Investment Income	—	(5,828)	(1)	—
Net Realized Gain	(172)	(5,753)	—	—
Total Distributions	(5,411)	(154,998)	(43,756)	(234,291)
Capital Share Transactions:(1)
Class I:
Subscribed	330,959	936,214	69,427	93,078
Distributions Reinvested	3,596	97,520	39,520	208,756
Redeemed	(424,987)	(675,327)	(300,305)	(569,019)
Class P:
Subscribed	34,330	107,694	119	—
Distributions Reinvested	168	11,447	1	—
Redeemed	(106,691)	(84,467)	(1)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(162,625)	393,081	(191,239)	(267,185)
Redemption Fees	61	53	11	7
Total Decrease in Net Assets	(714,529)	(72,702)	(479,405)	(516,014)
Net Assets:
Beginning of Period	1,150,818	1,223,520	796,050	1,312,064
End of Period	$436,289	$1,150,818	$316,645	$796,050
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(2,134)	$(34,483)	$713	$(144)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	16,150	27,636	5,203	3,786
Shares Issued on Distributions Reinvested	174	3,730	3,232	12,028
Shares Redeemed	(24,020)	(22,070)	(21,823)	(24,536)
Net Increase (Decrease) in Class I Shares Outstanding	(7,696)	9,296	(13,388)	(8,722)
Class P:
Shares Subscribed	1,401	3,292	13	—
Shares Issued on Distributions Reinvested	8	441	— #	—
Shares Redeemed	(4,544)	(2,683)	— #	—
Net Increase (Decrease) in Class P Shares Outstanding	(3,135)	1,050	13	—
# Shares are less than 500

110	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Statements of Changes in Net Assets

	Capital Growth		Focus Growth
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,560	$5,480	$(2)	$18
Net Realized Gain (Loss)	(110,485)	72,047	(363)	1,077
Net Change in Unrealized Appreciation (Depreciation)	(615,295)	166,291	(7,132)	2,043
Net Increase (Decrease) in Net Assets Resulting from Operations	(723,220)	243,818	(7,497)	3,138
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(4,568)	(4,987)	(24)	(22)
Net Realized Gain	(1,281)	—	—	—
Class P:
Net Investment Income	(196)	(436)	— @	—
Net Realized Gain	(151)	—	—	—
Total Distributions	(6,196)	(5,423)	(24)	(22)
Capital Share Transactions:(1)
Class I:
Subscribed	153,379	365,245	1,060	2,269
Distributions Reinvested	5,844	4,984	24	21
Redeemed	(369,316)	(196,520)	(3,807)	(3,443)
Class P:
Subscribed	35,237	113,572	84	776
Distributions Reinvested	346	435	— @	—
Redeemed	(65,945)	(22,637)	(658)	(707)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(240,455)	265,079	(3,297)	(1,084)
Redemption Fees	12	3	1	— @
Total Increase (Decrease) in Net Assets	(969,859)	503,477	(10,817)	2,032
Net Assets:
Beginning of Period	1,573,583	1,070,106	16,765	14,733
End of Period	$603,724	$1,573,583	$5,948	$16,765
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$(39)	$(23)	$(5)	$(9)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	8,076	15,536	61	123
Shares Issued on Distributions Reinvested	432	205	3	1
Shares Redeemed	(20,618)	(8,673)	(255)	(205)
Net Increase (Decrease) in Class I Shares Outstanding	(12,110)	7,068	(191)	(81)
Class P:
Shares Subscribed	1,754	4,978	5	44
Shares Issued on Distributions Reinvested	23	18	— #	—
Shares Redeemed	(3,633)	(1,018)	(42)	(42)
Net Increase (Decrease) in Class P Shares Outstanding	(1,856)	3,978	(37)	2

#    Shares are less than 500.

The accompanying notes are an integral part of the financial statements.	111

2008 Annual Report

December 31, 2008

Statements of Changes in Net Assets

	Large Cap Relative Value		Small Company Growth
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$4,842	$5,052	$(2,517)	$(8,851)
Net Realized Gain (Loss)	(13,816)	11,824	(7,469)	67,104
Net Change in Unrealized Appreciation (Depreciation)	(81,222)	(9,583)	(736,061)	(504)
Net Increase (Decrease) in Net Assets Resulting from Operations	(90,196)	7,293	(746,047)	57,749
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(4,046)	(4,158)	—	—
Net Realized Gain	(1,014)	(9,556)	—	(48,432)
Class P:
Net Investment Income	(752)	(891)	—	—
Net Realized Gain	(206)	(2,283)	—	(34,374)
Total Distributions	(6,018)	(16,888)	—	(82,806)
Capital Share Transactions:(1)
Class I:
Subscribed	32,039	67,425	187,129	316,184
Distributions Reinvested	5,042	13,663	—	46,288
Redeemed	(44,054)	(47,813)	(220,193)	(234,892)
Class P:
Subscribed	7,908	8,087	86,946	122,392
Distributions Reinvested	953	3,161	—	34,371
Redeemed	(7,866)	(23,076)	(160,035)	(308,689)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(5,978)	21,447	(106,153)	(24,346)
Redemption Fees	2	15	39	120
Total Increase (Decrease) in Net Assets	(102,190)	11,867	(852,161)	(49,283)
Net Assets:
Beginning of Period	287,071	275,204	1,836,022	1,885,305
End of Period	$184,881	$287,071	$983,861	$1,836,022
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$22	$(21)	$(24)	$—
Accumulated Net Investment Loss Included in End of Period Net Assets	$—	$—	$—	$(22)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,121	5,313	19,052	22,899
Shares Issued on Distributions Reinvested	529	1,112	—	3,507
Shares Redeemed	(4,503)	(3,838)	(22,138)	(16,936)
Net Increase (Decrease) in Class I Shares Outstanding	(853)	2,587	(3,086)	9,470
Class P:
Shares Subscribed	842	648	8,753	9,315
Shares Issued on Distributions Reinvested	101	256	—	2,751
Shares Redeemed	(743)	(1,857)	(17,079)	(23,606)
Net Increase (Decrease) in Class P Shares Outstanding	200	(953)	(8,326)	(11,540)

112	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Statements of Changes in Net Assets

	U.S. Real Estate		U.S. Small/Mid Cap Value
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007^
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$20,360	$20,283	$5	$5
Net Realized Gain (Loss)	(84,624)	420,629	(4,586)	(17)
Net Change in Unrealized Appreciation (Depreciation)	(315,805)	(693,156)	(4,738)	(1,072)
Net Decrease in Net Assets Resulting from Operations	(380,069)	(252,244)	(9,319)	(1,084)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(17,355)	(24,407)	(11)	—
Net Realized Gain	(59,526)	(322,942)	(20)	(18)
Class P:
Net Investment Income	(2,855)	(3,761)	—	—
Net Realized Gain	(10,774)	(58,276)	— @	— @
Total Distributions	(90,510)	(409,386)	(31)	(18)
Capital Share Transactions:(1)
Class I:
Subscribed	252,586	358,040	7,041	1,326
Distributions Reinvested	74,979	340,743	9	1
Redeemed	(394,990)	(863,055)	(1,357)	(18)
Class P:
Subscribed	53,564	111,307	—	—
Distributions Reinvested	13,625	62,036	—	—
Redeemed	(67,890)	(168,578)	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(68,126)	(159,507)	5,693	1,309
Redemption Fees	33	71	—	—
Total Increase (Decrease) in Net Assets	(538,672)	(821,066)	(3,657)	207
Net Assets:
Beginning of Period	1,083,397	1,904,463	20,207	20,000
End of Period	$544,725	$1,083,397	$16,550	$20,207
Undistributed Net Investment Income Included in End of Period Net Assets	$258	$1,114	$1	$6
(1) Capital Share Transactions:
Class I:
Shares Subscribed	18,700	12,926	864	2,125
Shares Issued on Distributions Reinvested	5,475	20,310	1	—
Shares Redeemed	(31,461)	(33,292)	(175)	(2)
Net Increase (Decrease) in Class I Shares Outstanding	(7,286)	(56)	690	2,123
Class P:
Shares Subscribed	4,111	3,955	—	10
Shares Issued on Distributions Reinvested	1,009	3,756	—	—
Shares Redeemed	(5,194)	(6,266)	—	—
Net Increase (Decrease) in Class P Shares Outstanding	(74)	1,445	—	10

^ U.S. Small/Mid Cap Value commenced operations on September 27, 2007.

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	113

2008 Annual Report

December 31, 2008

Statements of Changes in Net Assets

	Emerging Markets Debt
	Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007
	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$3,226	$3,188
Net Realized Gain	(3,312)	4,437
Net Change in Unrealized Appreciation (Depreciation)	(2,442)	(5,719)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,528)	1,906
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(756)	(4,215)
Class P:
Net Investment Income	(76)	(68)
Class H:
Net Investment Income	(149)	—
Class L:
Net Investment Income	(8)	—
Total Distributions	(989)	(4,283)
Capital Share Transactions:(1)
Class I:
Subscribed	29,549	17,784
Distributions Reinvested	211	4,205
Redeemed	(58,315)	(48,197)
Class P:
Subscribed	4,082	423
Distributions Reinvested	76	68
Redeemed	(885)	(141)
Class H:
Subscribed	5,169	—
Distributions Reinvested	146	—
Redeemed	(2,848)	—
Class L:
Subscribed	396	—
Distributions Reinvested	8	—
Redeemed	(1)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(22,412)	(25,858)
Redemption Fees	—	14
Total Decrease in Net Assets	(25,929)	(28,221)
Net Assets:
Beginning of Period	53,556	81,777
End of Period	$27,627	$53,556
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$6,113	$(270)

114	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Statements of Changes in Net Assets

	Emerging Markets Debt
	Portfolio
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007
	(000)	(000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,569	1,441
Shares Issued on Distributions Reinvested	20	371
Shares Redeemed	(4,979)	(3,993)
Net Decrease in Class I Shares Outstanding	(2,390)	(2,181)
Class P:
Shares Subscribed	371	33
Shares Issued on Distributions Reinvested	7	6
Shares Redeemed	(94)	(11)
Net Increase in Class P Shares Outstanding	284	28
Class H:
Shares Subscribed	431	—
Shares Issued on Distributions Reinvested	13	—
Shares Redeemed	(271)	—
Net Increase in Class H Shares Outstanding	173	—
Class L:
Shares Subscribed	33	—
Shares Issued on Distributions Reinvested	1	—
Shares Redeemed	— #	—
Net Increase in Class L Shares Outstanding	34	—

#    Shares are less than 500.

The accompanying notes are an integral part of the financial statements.	115

2008 Annual Report

December 31, 2008

Statement of Cash Flows

International
Growth
Active
Extension
Portfolio
(000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Investments	$5,823
Purchases of Investments	(5,996)
Proceeds from Securities Sold Short	4,370
Covers of Securities Sold Short	(4,944)
Net (Increase) Decrease in Short-Term Investments	31
Net (Increase) Decrease in Foreign Currency Holdings	15
Net (Increase) Decrease in Cash Overdrafts	42
Net Realized Gain (Loss) for Foreign Currency Transactions	1
Net Realized Gain (Loss) on Futures Contracts	(20)
Net Investment Income	138
Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	1
Net Increase (Decrease) in Payables Related to Operations	6
Net Cash Provided (Used) by Operating Activities	(533)
Cash Flows from Financing Activities:
Proceeds from Portfolio Shares Sold	960
Payment on Portfolio Shares Redeemed	(273)
Cash Dividends and Distributions Paid	(154)
Net Cash Received (Paid) from Financing Activities	533
Net Increase (Decrease) in Cash	—
Cash at Beginning of Period	—
Cash at End of Period	$—

Supplemental Disclosure of Cash Flow Information:
Interest Paid on Short Positions during the Period	128

116	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$ 15.92	$ 15.10		$ 12.43	$ 10.96	$ 9.58
Income (Loss) from Investment Operations
Net Investment Income†	0.35	0.30		0.27	0.21	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(6.41)	1.96		2.75	1.40	1.46
Total from Investment Operations	(6.06)	2.26		3.02	1.61	1.59
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	(0.54)		(0.35)	(0.14)	(0.21)
Net Realized Gain	(0.61)	(0.90)		—	—	—
Total Distributions	(0.75)	(1.44)		(0.35)	(0.14)	(0.21)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$ 9.11	$ 15.92		$ 15.10	$ 12.43	$ 10.96
Total Return++	(39.25)%	15.30%		24.34%	14.85%	16.64%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$565,313	$1,093,735		$967,361	$792,329	$580,851
Ratio of Expenses to Average Net Assets (1)	0.79%+	0.80	%+	0.80%	0.80%	0.80%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.79%+	0.80	%+	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets (1)	2.70%+	1.93	%+	1.99%	1.84%	1.28%
Portfolio Turnover Rate	34%	28%		16%	24%	24%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	0.82%+	0.81	%+	0.82%	0.83%	0.91%
Net Investment Income to Average Net Assets	2.67%+	1.92	%+	1.97%	1.81%	1.18%

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$ 16.20	$ 15.36		$ 12.64	$ 11.13	$ 9.72
Income (Loss) from Investment Operations
Net Investment Income†	0.29	0.24		0.22	0.19	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(6.48)	2.01		2.81	1.43	1.35
Total from Investment Operations	(6.19)	2.25		3.03	1.62	1.45
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.51)		(0.31)	(0.11)	(0.17)
Net Realized Gain	(0.61)	(0.90)		—	—	—
Total Distributions	(0.74)	(1.41)		(0.31)	(0.11)	(0.17)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡	0.13
Net Asset Value, End of Period	$ 9.27	$ 16.20		$ 15.36	$ 12.64	$ 11.13
Total Return++	(39.41)%	14.95%		23.95%	14.67%	16.29%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 7,614	$ 5,285		$ 3,573	$ 2,215	$ 2,623
Ratio of Expenses to Average Net Assets (1)	1.04%+	1.05	%+	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.04%+	1.05	%+	1.05%	1.05%	1.05%
Ratio of Net Investment Income to Average Net Assets (1)	2.32%+	1.52	%+	1.61%	1.69%	1.03%
Portfolio Turnover Rate	34%	28%		16%	24%	24%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.07%+	1.06	%+	1.07%	1.08%	1.16%
Net Investment Income to Average Net Assets	2.29%+	1.51	%+	1.59%	1.66%	0.92%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended December 31, 2008 and December 31, 2007, respectively.

The accompanying notes are an integral part of the financial statements.	117

2008 Annual Report

December 31, 2008

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 34.02	$ 29.29	$ 25.36	$ 19.10	$ 15.52
Income (Loss) from Investment Operations
Net Investment Income†	0.19	0.10	0.18	0.25	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(18.78)	11.76	9.22	6.36	3.54
Total from Investment Operations	(18.59)	11.86	9.40	6.61	3.73
Distributions from and/or in Excess of:
Net Investment Income	—	(0.13)	(0.29)	(0.35)	(0.15)
Net Realized Gain	(1.64)	(7.01)	(5.18)	—	—
Total Distributions	(1.64)	(7.14)	(5.47)	(0.35)	(0.15)
Redemption Fees	0.00 ‡	0.01	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 13.79	$ 34.02	$ 29.29	$ 25.36	$ 19.10
Total Return++	(56.39)%	41.56%	38.00%	34.54%	24.09%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,191,199	$3,323,130	$2,283,535	$1,749,671	$1,249,299
Ratio of Expenses to Average Net Assets	1.43%+	1.35%+	1.40%	1.41%	1.52%^^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.43%+	1.35%+	1.40%	1.41%	1.52%
Ratio of Net Investment Income to Average Net Assets	0.78%+	0.28%+	0.62%	1.17%	1.09%
Portfolio Turnover Rate	96%	101%	82%	59%	73%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

^^

Effective November 1, 2004, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class I shares. Prior to November 1, 2004, the maximum ratio was 1.75% for Class I shares.

118	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Financial Highlights

Emerging Markets Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 33.46	$ 28.91	$ 25.07	$ 18.90	$ 15.36
Income (Loss) from Investment Operations
Net Investment Income†	0.13	0.01	0.13	0.19	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(18.44)	11.60	9.09	6.26	3.49
Total from Investment Operations	(18.31)	11.61	9.22	6.45	3.64
Distributions from and/or in Excess of:
Net Investment Income	—	(0.05)	(0.20)	(0.29)	(0.11)
Net Realized Gain	(1.64)	(7.01)	(5.18)	—	—
Total Distributions	(1.64)	(7.06)	(5.38)	(0.29)	(0.11)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.01	0.01
Net Asset Value, End of Period	$ 13.51	$ 33.46	$ 28.91	$ 25.07	$ 18.90
Total Return++	(56.50)%	41.20%	37.65%	34.17%	23.84%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$67,559	$179,834	$126,450	$103,482	$71,254
Ratio of Expenses to Average Net Assets	1.68%+	1.60%+	1.65%	1.66%	1.77%^^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.68%+	1.60%+	1.65%	1.66%	1.77%
Ratio of Net Investment Income to Average Net Assets	0.52%+	0.02%+	0.47%	0.90%	0.89%
Portfolio Turnover Rate	96%	101%	82%	59%	73%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

^^

Effective November 1, 2004, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class P shares. Prior to November 1, 2004, the maximum ratio was 2.00% for Class P shares.

The accompanying notes are an integral part of the financial statements.	119

2008 Annual Report

December 31, 2008

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 16.62	$ 17.98	$ 15.69	$ 15.12	$ 14.29
Income (Loss) from Investment Operations
Net Investment Income†	0.35	0.40	0.30	0.26	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(5.11)	1.30	3.07	1.52	1.66
Total from Investment Operations	(4.76)	1.70	3.37	1.78	1.93
Distributions from and/or in Excess of:
Net Investment Income	(0.84)	(0.15)	(0.13)	(0.31)	—
Net Realized Gain	(0.20)	(2.91)	(0.95)	(0.90)	(1.13)
Total Distributions	(1.04)	(3.06)	(1.08)	(1.21)	(1.13)
Redemption Fees	—	—	0.00 ‡	0.00 ‡	0.03
Net Asset Value, End of Period	$ 10.82	$ 16.62	$ 17.98	$ 15.69	$ 15.12
Total Return++	(28.88)%	9.58%	21.60%	11.91%	13.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$78,029	$110,135	$128,434	$85,018	$58,223
Ratio of Expenses to Average Net Assets (1)	1.00%+	0.99%+	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00%+	0.98%+	1.00%	1.00%	N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.49%+	2.10%+	1.74%	1.67%	1.82%
Portfolio Turnover Rate	31%	22%	35%	19%	21%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.01%+	N/A	1.01%	1.07%	1.16%
Net Investment Income to Average Net Assets	2.48%+	N/A	1.73%	1.60%	1.66%

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 16.44	$ 17.82	$ 15.56	$ 15.01	$ 14.22
Income (Loss) from Investment Operations
Net Investment Income†	0.34	0.30	0.24	0.24	0.22
Net Realized and Unrealized Gain (Loss) on Investments	(5.07)	1.34	3.04	1.48	1.69
Total from Investment Operations	(4.73)	1.64	3.28	1.72	1.91
Distributions from and/or in Excess of:
Net Investment Income	(0.80)	(0.11)	(0.07)	(0.27)	—
Net Realized Gain	(0.20)	(2.91)	(0.95)	(0.90)	(1.13)
Total Distributions	(1.00)	(3.02)	(1.02)	(1.17)	(1.13)
Redemption Fees	—	—	0.00 ‡	—	0.01
Net Asset Value, End of Period	$ 10.71	$ 16.44	$ 17.82	$ 15.56	$ 15.01
Total Return++	(29.00)%	9.26%	21.31%	11.53%	13.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 2,892	$ 6,327	$ 4,135	$ 4,401	$ 3,941
Ratio of Expenses to Average Net Assets (1)	1.25%+	1.24%+	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25%+	1.23%+	1.25%	1.25%	N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.43%+	1.62%+	1.43%	1.52%	1.47%
Portfolio Turnover Rate	31%	22%	35%	19%	21%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.26%+	N/A	1.26%	1.32%	1.41%
Net Investment Income to Average Net Assets	2.42%+	N/A	1.42%	1.45%	1.31%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended December 31, 2008 and December 31, 2007, respectively.

120	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,		Period from August 30, 2006^ to
Selected Per Share Data and Ratios	2008	2007	December 31, 2006
Net Asset Value, Beginning of Period	$ 10.04	$ 11.56	$ 10.00
Income (Loss) from Investment Operations
Net Investment Income†	0.16	0.18	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(4.67)	(1.09)	1.66
Total from Investment Operations	(4.51)	(0.91)	1.72
Distributions from and/or in Excess of:
Net Investment Income	(0.02)	(0.40)	(0.13)
Net Realized Gain	(0.02)	(0.21)	(0.03)
Total Distributions	(0.04)	(0.61)	(0.16)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$5.49	$10.04	$11.56
Total Return++	(45.00)%	7.87%	17.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$473,459	$632,737	$238,647
Ratio of Expenses to Average Net Assets (1)	1.05%+	1.02%+	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.04%+	1.02%+	N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.92%+	1.55%+	1.53	%*
Portfolio Turnover Rate	40%	39%	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.15	%*
Net Investment Income to Average Net Assets	N/A	N/A	1.43	%*

	Class P
	Year Ended December 31,		Period from August 30, 2006^ to
Selected Per Share Data and Ratios	2008	2007	December 31, 2006
Net Asset Value, Beginning of Period	$ 10.02	$ 11.56	$ 10.00
Income (Loss) from Investment Operations
Net Investment Income†	0.16	0.16	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(4.68)	(1.11)	1.67
Total from Investment Operations	(4.52)	(0.95)	1.71
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.38)	(0.12)
Net Realized Gain	(0.02)	(0.21)	(0.03)
Total Distributions	(0.03)	(0.59)	(0.15)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$ 5.47	$ 10.02	$ 11.56
Total Return++	(45.15)%	(8.15)%	17.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 44,555	$ 13,187	$ 116
Ratio of Expenses to Average Net Assets (1)	1.30%+	1.27%+	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.29%+	1.27%+	N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.32%+	1.39%+	1.07	%*
Portfolio Turnover Rate	40%	39%	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.32%+	N/A	1.41	%*
Net Investment Income to Average Net Assets	2.30%+	N/A	0.96	%*

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

*	Annualized

The accompanying notes are an integral part of the financial statements.	121

2008 Annual Report

December 31, 2008

Financial Highlights

Global Real Estate Portfolio

Class H
Period from
January 2, 2008^
Selected Per Share Data and Ratios	to December 31, 2008
Net Asset Value, Beginning of Period	$ 9.95
Income (Loss) from Investment Operations
Net Investment Income†	0.11
Net Realized and Unrealized Loss on Investments	(4.57)
Total from Investment Operations	(4.46)
Distributions from and/or in Excess of:
Net Realized Gain	(0.02)
Net Asset Value, End of Period	$ 5.47
Total Return++	(44.88)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 391
Ratio of Expenses to Average Net Assets (1)	1.70%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses (1)	1.29%*+
Ratio of Net Investment Income to Average Net Assets (1)	1.42%*+
Portfolio Turnover Rate	40%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.70%*+
Net Investment Income to Average Net Assets	1.42%*+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
#	Not Annualized
*	Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

122	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Financial Highlights

Global Real Estate Portfolio

Class L
Period from
June 16, 2008^
Selected Per Share Data and Ratios	to December 31, 2008
Net Asset Value, Beginning of Period	$ 9.46
Income (Loss) from Investment Operations
Net Investment Income†	0.04
Net Realized and Unrealized Loss on Investments	(4.05)
Total from Investment Operations	(4.01)
Distributions from and/or in Excess of:
Net Realized Gain	(0.02)
Net Asset Value, End of Period	$ 5.43
Total Return++	(42.45)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 261
Ratio of Expenses to Average Net Assets (1)	1.81%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.80%*+
Ratio of Net Investment Income to Average Net Assets (1)	1.20%*+
Portfolio Turnover Rate	40%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.84%*+
Net Investment Income to Average Net Assets	1.17%*+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
*	Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	123

2008 Annual Report

December 31, 2008

Financial Highlights

Global Value Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 17.70	$ 20.24	$ 17.85	$ 17.81	$ 15.84
Income (Loss) from Investment Operations
Net Investment Income†	0.40	0.33	0.33	0.31	0.22
Net Realized and Unrealized Gain (Loss) on Investments	(7.74)	0.96	3.44	0.72	2.02
Total from Investment Operations	(7.34)	1.29	3.77	1.03	2.24
Distributions from and/or in Excess of:
Net Investment Income	(0.66)	(0.34)	(0.34)	(0.31)	(0.22)
Net Realized Gain	(0.21)	(3.49)	(1.05)	(0.68)	(0.05)
Total Distributions	(0.87)	(3.83)	(1.39)	(0.99)	(0.27)
Redemption Fees	0.00 ‡	0.00 ‡	0.01	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 9.49	$ 17.70	$ 20.24	$ 17.85	$ 17.81
Total Return++	(41.82)%	6.65%	21.40%	5.81%	14.13%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,110	$66,035	$101,163	$86,000	$68,505
Ratio of Expenses to Average Net Assets (1)	1.00%+	0.90%+	0.91%	0.90%	1.00%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00%+	0.90%+	N/A	N/A	1.00%
Ratio of Net Investment Income to Average Net Assets (1)	2.82%+	1.58%+	1.71%	1.74%	1.31%
Portfolio Turnover Rate	86%	31%	29%	29%	30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.02%+	N/A	N/A	N/A	1.07%
Net Investment Income to Average Net Assets	2.80%+	N/A	N/A	N/A	1.24%

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 17.48	$ 20.03	$ 17.69	$ 17.64	$ 15.70
Income (Loss) from Investment Operations
Net Investment Income†	0.38	0.29	0.28	0.27	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(7.66)	0.93	3.40	0.71	2.00
Total from Investment Operations	(7.28)	1.22	3.68	0.98	2.17
Distributions from and/or in Excess of:
Net Investment Income	(0.62)	(0.28)	(0.29)	(0.25)	(0.18)
Net Realized Gain	(0.21)	(3.49)	(1.05)	(0.68)	(0.05)
Total Distributions	(0.83)	(3.77)	(1.34)	(0.93)	(0.23)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 9.37	$ 17.48	$ 20.03	$ 17.69	$ 17.64
Total Return++	(41.98)%	6.37%	21.05%	5.59%	13.78%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,888	$24,199	$27,773	$21,938	$30,598
Ratio of Expenses to Average Net Assets (1)	1.25%+	1.15%+	1.16%	1.15%	1.25%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25%+	1.15%+	N/A	N/A	1.25%
Ratio of Net Investment Income to Average Net Assets (1)	2.65%+	1.36%+	1.47%	1.53%	1.07%
Portfolio Turnover Rate	86%	31%	29%	29%	30%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.27%+	N/A	N/A	N/A	1.32%
Net Investment Income to Average Net Assets	2.63%+	N/A	N/A	N/A	0.99%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

124	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 18.92	$ 20.58	$ 20.34	$ 20.99	$ 19.06
Income (Loss) from Investment Operations
Net Investment Income†	0.44	0.43	0.64	0.43	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(6.76)	1.53	3.93	0.93	3.50
Total from Investment Operations	(6.32)	1.96	4.57	1.36	3.80
Distributions from and/or in Excess of:
Net Investment Income	(0.41)	(0.46)	(0.59)	(0.35)	(0.37)
Net Realized Gain	(1.18)	(3.16)	(3.74)	(1.66)	(1.50)
Total Distributions	(1.59)	(3.62)	(4.33)	(2.01)	(1.87)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 11.01	$ 18.92	$ 20.58	$ 20.34	$ 20.99
Total Return++	(33.12)%	9.84%	22.50%	6.45%	19.96%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,606,704	$5,105,807	$5,900,906	$6,704,732	$7,200,606
Ratio of Expenses to Average Net Assets	0.95%+	0.93%+	0.94%	0.93%	0.98%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.95%+	0.93%+	0.94%	0.93%	N/A
Ratio of Net Investment Income to Average Net Assets	2.73%+	1.97%+	2.88%	2.04%	1.48%
Portfolio Turnover Rate	34%	31%	38%	28%	41%

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 18.73	$ 20.40	$ 20.19	$ 20.85	$ 18.96
Income (Loss) from Investment Operations
Net Investment Income†	0.38	0.37	0.60	0.37	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(6.66)	1.52	3.87	0.93	3.47
Total from Investment Operations	(6.28)	1.89	4.47	1.30	3.71
Distributions from and/or in Excess of:
Net Investment Income	(0.37)	(0.40)	(0.52)	(0.30)	(0.32)
Net Realized Gain	(1.18)	(3.16)	(3.74)	(1.66)	(1.50)
Total Distributions	(1.55)	(3.56)	(4.26)	(1.96)	(1.82)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 10.90	$ 18.73	$ 20.40	$ 20.19	$ 20.85
Total Return++	(33.21)%	9.52%	22.21%	6.20%	19.67%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 687,196	$1,019,595	$1,152,822	$1,206,125	$1,073,278
Ratio of Expenses to Average Net Assets	1.20%+	1.18%+	1.19%	1.18%	1.23%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.20%+	1.18%+	1.19%	1.18%	N/A
Ratio of Net Investment Income to Average Net Assets	2.43%+	1.71%+	2.71%	1.77%	1.21%
Portfolio Turnover Rate	34%	31%	38%	28%	41%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	125

2008 Annual Report

December 31, 2008

Financial Highlights

International Growth Active Extension Portfolio

	Class I
	Year Ended	Period from
	December 31,	July 31, 2007^ to
Selected Per Share Data and Ratios	2008	December 31, 2007
Net Asset Value, Beginning of Period	$ 10.66	$ 10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.14	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(5.92)	0.68
Total from Investment Operations	(5.78)	0.66
Distributions from and/or in Excess of:
Net Investment Income	(0.14)	—
Total Distributions	(0.14)	—
Net Asset Value, End of Period	$ 4.74	$ 10.66
Total Return++	(54.13)%	6.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 4,697	$10,553
Ratio of Expenses to Average Net Assets (1)	2.89%+	2.17	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25%+	1.25	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.69%+	(0.52	)%*+
Portfolio Turnover Rate	51%	20	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	4.77%+	3.84	%*+
Net Investment Loss to Average Net Assets	(0.19)%+	(2.19	)%*+

	Class P
	Year Ended	Period from
	December 31,	July 31, 2007^ to
Selected Per Share Data and Ratios	2008	December 31, 2007
Net Asset Value, Beginning of Period	$ 10.65	$ 10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.12	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	(5.92)	0.68
Total from Investment Operations	(5.80)	0.65
Distributions from and/or in Excess of:
Net Investment Income	(0.12)	—
Total Distributions	(0.12)	—
Net Asset Value, End of Period	$ 4.73	$ 10.65
Total Return++	(54.48)%	6.50	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 47	$ 106
Ratio of Expenses to Average Net Assets (1)	3.15%+	2.42	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.50%+	1.50	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.43%+	(0.77	)%*+
Portfolio Turnover Rate	51%	20	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	5.01%+	4.09	%*+
Net Investment Loss to Average Net Assets	(0.40)%+	(2.44	)%*+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

*	Annualized

126	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Financial Highlights

International Growth Active Extension Portfolio

	Class H
	Period from
	January 2, 2008^
Selected Per Share Data and Ratios	to December 31, 2008
Net Asset Value, Beginning of Period	$ 10.60
Income (Loss) from Investment Operations
Net Investment Loss†	(0.01)
Net Realized and Unrealized Loss on Investments	(5.76)
Total from Investment Operations	(5.77)
Distributions from and/or in Excess of:
Net Investment Income	(0.10)
Total Distributions	(0.10)
Net Asset Value, End of Period	$ 4.73
Total Return++	(54.42	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 266
Ratio of Expenses to Average Net Assets (1)	3.40	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.50	%*+
Ratio of Net Investment Loss to Average Net Assets (1)	(0.12	)%*+
Portfolio Turnover Rate	51	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	5.21	%*+
Net Investment Loss to Average Net Assets	(1.93	)%*+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
#	Not Annualized
*	Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	127

2008 Annual Report

December 31, 2008

Financial Highlights

International Growth Active Extension Portfolio

	Class L
	Period from
	June 16, 2008^
Selected Per Share Data and Ratios	to December 31, 2008
Net Asset Value, Beginning of Period	$ 9.84
Income (Loss) from Investment Operations
Net Investment Loss†	(0.06)
Net Realized and Unrealized Loss on Investments	(4.96)
Total from Investment Operations	(5.02)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)
Total Distributions	(0.12)
Net Asset Value, End of Period	$ 4.70
Total Return++	(50.96	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 19
Ratio of Expenses to Average Net Assets (1)	3.19	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.00	%*+
Ratio of Net Investment Loss to Average Net Assets (1)	(1.70	)%*+
Portfolio Turnover Rate	51	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	4.99	%*+
Net Investment Loss to Average Net Assets	(3.51	)%*+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
*	Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

128	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Financial Highlights

International Growth Equity Portfolio

	Class I
					Period from
	Year Ended December 31,				December 27, 2005^ to
Selected Per Share Data and Ratios	2008	2007		2006	December 31, 2005
Net Asset Value, Beginning of Period	$13.76	$12.55		$9.93	$10.00
Income (Loss) from Investment Operations
Net Investment Income†	0.31	0.13		0.10	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	(6.98)	1.75		2.67	(0.07)
Total from Investment Operations	(6.67)	1.88		2.77	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.12)		(0.09)	—
Net Realized Gain	(0.05)	(0.55)		(0.06)	—
Total Distributions	(0.37)	(0.67)		(0.15)	—
Net Asset Value, End of Period	$6.72	$13.76		$12.55	$9.93
Total Return++	(48.70)%	15.22%		27.92%	(0.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$40,756	$22,523		$6,753	$4,864
Ratio of Expenses to Average Net Assets (1)	1.00%+	1.00	%+	1.01%	1.00	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00%+	1.00	%+	1.00%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.86%+	0.94	%+	0.89%	(0.86	)%*
Portfolio Turnover Rate	49%	32%		24%	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.11%+	2.42	%+	2.74%	31.60	%*
Net Investment Income (Loss) to Average Net Assets	2.75%+	(0.48	)%+	(0.84)%	(31.46	)%*

	Class P
					Period from
	Year Ended December 31,				December 27, 2005^ to
Selected Per Share Data and Ratios	2008	2007		2006	December 31, 2005
Net Asset Value, Beginning of Period	$13.78	$12.56		$9.93	$10.00
Income (Loss) from Investment Operations
Net Investment Income†	0.30	0.10		0.09	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	(7.00)	1.76		2.64	(0.07)
Total from Investment Operations	(6.70)	1.86		2.73	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)	(0.09)		(0.04)	—
Net Realized Gain	(0.05)	(0.55)		(0.06)	—
Total Distributions	(0.34)	(0.64)		(0.10)	—
Net Asset Value, End of Period	$6.74	$13.78		$12.56	$9.93
Total Return++	(48.82)%	15.03%		27.49%	(0.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$237	$531		$325	$99
Ratio of Expenses to Average Net Assets (1)	1.25%+	1.25	+%	1.27%	1.25	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25%+	1.25	%+	1.25%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.72%+	0.70	%+	0.78%	(1.16	)%*
Portfolio Turnover Rate	49%	32%		24%	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.36%+	2.67	%+	3.07%	31.85	%*
Net Investment Income (Loss) to Average Net Assets	2.61%+	(0.72	)%+	(1.02)%	(31.76	)%*

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

*	Annualized

The accompanying notes are an integral part of the financial statements.	129

2008 Annual Report

December 31, 2008

Financial Highlights

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$25.30		$34.82	$23.63	$21.95	$15.13
Income (Loss) from Investment Operations
Net Investment Income†	0.56		0.69	0.35	0.43	0.36
Net Realized and Unrealized Gain (Loss) on Investments	(13.15)		(6.79)	12.78	2.96	6.82
Total from Investment Operations	(12.59)		(6.10)	13.13	3.39	7.18
Distributions from and/or in Excess of:
Net Investment Income	—		(1.77)	(0.85)	(0.35)	(0.36)
Net Realized Gain	(0.12)		(1.65)	(1.09)	(1.36)	—
Total Distributions	(0.12)		(3.42)	(1.94)	(1.71)	(0.36)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$12.59		$25.30	$34.82	$23.63	$21.95
Total Return++	(49.95)%		(17.59)%	56.06%	15.52%	47.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$427,148		$1,053,018	$1,125,569	$250,511	$50,620
Ratio of Expenses to Average Net Assets (1)	0.95	%+	0.94%+	0.95%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.94	%+	0.94%+	0.95%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets (1)	2.68	%+	2.10%+	1.19%	1.88%	2.05%
Portfolio Turnover Rate	54%		55%	36%	57%	42%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	0.97	%+	N/A	N/A	1.11%	1.38%
Net Investment Income to Average Net Assets	2.66	%+	N/A	N/A	1.77%	1.67%

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$25.33		$34.83	$23.68	$22.04	$15.17
Income (Loss) from Investment Operations
Net Investment Income†	0.63		0.58	0.29	0.32	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(13.26)		(6.74)	12.77	3.01	6.81
Total from Investment Operations	(12.63)		(6.16)	13.06	3.33	7.16
Distributions from and/or in Excess of:
Net Investment Income	—		(1.69)	(0.82)	(0.33)	(0.29)
Net Realized Gain	(0.12)		(1.65)	(1.09)	(1.36)	—
Total Distributions	(0.12)		(3.34)	(1.91)	(1.69)	(0.29)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$12.58		$25.33	$34.83	$23.68	$22.04
Total Return++	(50.05)%		(17.76)%	55.69%	15.22%	47.15%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,141		$97,800	$97,951	$8,674	$827
Ratio of Expenses to Average Net Assets (1)	1.19+	%	1.19%+	1.20%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.19	%+	1.19%+	1.20%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets (1)	2.66	%+	1.76%+	0.94%	1.34%	2.03%
Portfolio Turnover Rate	54%		55%	36%	57%	42%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.22	%+	N/A	N/A	1.45%	1.66%
Net Investment Income to Average Net Assets	2.64	%+	N/A	N/A	1.14%	1.62%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

130	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Financial Highlights

International Small Cap Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.08	$23.72	$24.14	$25.11	$20.52
Income (Loss) from Investment Operations
Net Investment Income†	0.34	0.27	0.32	0.32	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(6.66)	(1.11)	4.27	2.89	6.59
Total from Investment Operations	(6.32)	(0.84)	4.59	3.21	6.83
Distributions from and/or in Excess of:
Net Investment Income	(0.41)	(0.27)	(0.41)	(0.47)	(0.35)
Net Realized Gain	(0.82)	(5.53)	(4.60)	(3.71)	(1.89)
Total Distributions	(1.23)	(5.80)	(5.01)	(4.18)	(2.24)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$9.53	$17.08	$23.72	$24.14	$25.11
Total Return++	(38.33)%	(3.22)%	19.61%	13.07%	33.53%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$316,526	$796,050	$1,312,064	$1,389,078	$1,276,083
Ratio of Expenses to Average Net Assets (1)	1.13%+	1.09%+	1.10%	1.10%	1.15%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.12%+	1.09%+	1.10%	1.10%	1.15%
Ratio of Net Investment Income to Average Net Assets (1)	2.47%+	1.10%+	1.25%	1.22%	1.04%
Portfolio Turnover Rate	49%	53%	40%	47%	38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.15%+	N/A	N/A	N/A	1.16%
Net Investment Income to Average Net Assets	2.44%+	N/A	N/A	N/A	1.03%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	131

2008 Annual Report

December 31, 2008

Financial Highlights

International Small Cap Portfolio

	Class P
	Period from
	October 21, 2008^
Selected Per Share Data and Ratios	to December 31, 2008
Net Asset Value, Beginning of Period	$ 9.80
Income (Loss) from Investment Operations
Net Investment Income†	0.00	‡
Net Realized and Unrealized Gain on Investments	0.14
Total from Investment Operations	0.14
Distributions from and/or in Excess of:
Net Investment Income	(0.41)
Total Distributions	(0.41)
Net Asset Value, End of Period	$ 9.53
Total Return++	1.56	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 119
Ratio of Expenses to Average Net Assets (1)	1.39	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses (1)	1.39	%*+
Ratio of Net Investment Income to Average Net Assets (1)	0.09	%*+
Portfolio Turnover Rate	49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.86	%*+
Net Investment Income to Average Net Assets	(0.38	)%*+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
*	Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

132	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Financial Highlights

Capital Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$24.69	$20.28		$19.49	$16.88	$15.74
Income (Loss) from Investment Operations
Net Investment Income†	0.05	0.10		0.01	0.02	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(12.50)	4.41		0.78	2.63	1.13
Total from Investment Operations	(12.45)	4.51		0.79	2.65	1.22
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	(0.10)		(0.00)‡	(0.04)	(0.08)
Net Realized Gain	(0.02)	—		—	—	—
Total Distributions	(0.12)	(0.10)		—	(0.04)	(0.08)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	—	—
Net Asset Value, End of Period	$12.12	$24.69		$20.28	$19.49	$16.88
Total Return++	(50.47)%	22.29%		4.07%	15.72%	7.75%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$543,841	$1,406,866		$1,012,417	$871,905	$554,097
Ratio of Expenses to Average Net Assets	0.62%+	0.62	%+	0.63%	0.65%	0.77%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.62%+	0.62	%+	0.63%	0.65%	N/A
Ratio of Net Investment Income to Average Net Assets	0.24%+	0.46	%+	0.03%	0.13%	0.58%
Portfolio Turnover Rate	42%	50%		59%	106%	179%

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$24.27	$19.95		$ 19.21	$16.67	$15.55
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.00 ‡	0.05		(0.04)	(0.03)	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(12.27)	4.33		0.78	2.60	1.11
Total from Investment Operations	(12.27)	4.38		0.74	2.57	1.16
Distributions from and/or in Excess of:
Net Investment Income	(0.04)	(0.06)		—	(0.03)	(0.04)
Net Realized Gain	(0.02)	—		—	—	—
Total Distributions	(0.06)	(0.06)		—	(0.03)	(0.04)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	—	—
Net Asset Value, End of Period	$11.94	$24.27		$ 19.95	$ 19.21	$16.67
Total Return++	(50.57)%	21.93%		3.85%	15.41%	7.45%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$59,883	$166,717		$ 57,689	$ 35,678	$202,893
Ratio of Expenses to Average Net Assets	0.87%+	0.87	%+	0.88%	0.90%	1.02%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.87%+	0.87	%+	0.88%	0.90%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.01)%+	0.24	+%	(0.23)%	(0.17)%	0.33%
Portfolio Turnover Rate	42%	50%		59%	106%	179%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	133

2008 Annual Report

December 31, 2008

Financial Highlights

Focus Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$18.81		$15.19		$14.78	$12.59	$11.79
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.00	‡	0.03		(0.03)	(0.03)	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(9.82)		3.62		0.44	2.24	0.78
Total from Investment Operations	(9.82)		3.65		0.41	2.21	0.82
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.03)		—	(0.02)	(0.02)
Total Distributions	(0.04)		(0.03)		—	(0.02)	(0.02)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	—	—
Net Asset Value, End of Period	$8.95		$18.81		$15.19	$14.78	$12.59
Total Return++	(52.19)%		24.02%		2.77%	17.60%	7.00%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,879		$13,852		$12,416	$54,321	$52,757
Ratio of Expenses to Average Net Assets (1)	1.00	%+	1.00	%+	0.79%	0.91%	1.00%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%+	1.00	%+	0.79%	0.91%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.02	%+	0.16	%+	(0.23)%	(0.27)%	0.35%
Portfolio Turnover Rate	36%		57%		76%	78%	163%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.29	%+	1.13	%+	N/A	N/A	1.11%
Net Investment Income (Loss) to Average Net Assets	(0.27	)%+	0.03	%+	N/A	N/A	0.24%

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$18.32		$14.81		$14.45	$12.34	$11.57
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.04)		(0.01)		(0.06)	(0.06)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	(9.55)		3.52		0.42	2.19	0.75
Total from Investment Operations	(9.59)		3.51		0.36	2.13	0.77
Distributions from and/or in Excess of:
Net Investment Income	0.00	‡	—		—	(0.02)	—
Total Distributions	0.00	‡	—		—	(0.02)	—
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	—	—
Net Asset Value, End of Period	$8.73		$18.32		$14.81	$14.45	$12.34
Total Return++	(52.27)%		23.70%		2.49%	17.30%	6.75%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,069		$2,913		$2,317	$12,442	$8,559
Ratio of Expenses to Average Net Assets (1)	1.25	%+	1.25	%+	1.04%	1.16%	1.25%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25	%+	1.25	%+	1.04%	1.16%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.24	)%+	(0.07	)%+	(0.45)%	(0.49)%	0.18%
Portfolio Turnover Rate	36%		57%		76%	78%	163%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.54	%+	1.38	%+	N/A	N/A	1.36%
Net Investment Income (Loss) to Average Net Assets	(0.53	)%+	(0.20	)%+	N/A	N/A	0.07%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

134	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Financial Highlights

Large Cap Relative Value Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 11.86	$ 12.20	$ 11.10	$ 10.52	$ 9.30
Income (Loss) from Investment Operations
Net Investment Income†	0.21	0.21	0.20	0.15	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(3.96)	0.16	1.62	0.90	1.23
Total from Investment Operations	(3.75)	0.37	1.82	1.05	1.35
Distributions from and/or in Excess of:
Net Investment Income	(0.21)	(0.22)	(0.20)	(0.14)	(0.13)
Net Realized Gain	(0.05)	(0.49)	(0.52)	(0.33)	—
Total Distributions	(0.26)	(0.71)	(0.72)	(0.47)	(0.13)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 7.85	$ 11.86	$ 12.20	$ 11.10	$ 10.52
Total Return++	(32.01)%	2.90%	16.47%	10.07%	14.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$150,025	$236,784	$211,904	$102,973	$90,938
Ratio of Expenses to Average Net Assets	0.67%+	0.67%+	0.68%	0.68%	0.70%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.67%+	0.67%+	0.68	0.68%	N/A
Ratio of Net Investment Income to Average Net Assets	2.06%+	1.71%+	1.71%	1.36%	1.28%
Portfolio Turnover Rate	50%	31%	33%	46%	84%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	N/A	0.74%
Net Investment Income to Average Net Assets	N/A	N/A	N/A	N/A	1.24%

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 11.85	$ 12.18	$ 11.09	$ 10.51	$ 9.31
Income (Loss) from Investment Operations
Net Investment Income†	0.18	0.19	0.17	0.12	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(3.96)	0.15	1.61	0.91	1.20
Total from Investment Operations	(3.78)	0.34	1.78	1.03	1.30
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	(0.18)	(0.17)	(0.12)	(0.10)
Net Realized Gain	(0.05)	(0.49)	(0.52)	(0.33)	—
Total Distributions	(0.23)	(0.67)	(0.69)	(0.45)	(0.10)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 7.84	$ 11.85	$ 12.18	$ 11.09	$ 10.51
Total Return++	(32.21)%	2.72%	16.38%	9.81%	14.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 34,856	$ 50,287	$ 63,300	$101,499	$75,189
Ratio of Expenses to Average Net Assets	0.92%+	0.92%+	0.93%	0.93%	0.95%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.92%+	0.92%+	0.93%	0.93%	N/A
Ratio of Net Investment Income to Average Net Assets	1.81%+	1.48%+	1.44%	1.10%	1.05%
Portfolio Turnover Rate	50%	31%	33%	46%	84%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	N/A	0.99%
Net Investment Income to Average Net Assets	N/A	N/A	N/A	N/A	1.01%
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended December 31, 2008 and December 31, 2007, respectively.

The accompanying notes are an integral part of the financial statements.	135

2008 Annual Report

December 31, 2008

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 13.12		$ 13.31	$ 12.89	$ 12.50	$ 10.81
Income (Loss) from Investment Operations
Net Investment Loss†	(0.01)		(0.05)	(0.08)	0.00 ‡	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	(5.47)		0.45	1.59	1.72	2.16
Total from Investment Operations	(5.48)		0.40	1.51	1.72	2.07
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.59)	(1.09)	(1.33)	(0.38)
Total Distributions	—		(0.59)	(1.09)	(1.33)	(0.38)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$ 7.64		$ 13.12	$ 13.31	$ 12.89	$ 12.50
Total Return++	(41.84)%		3.04%	11.90%	13.55%	19.17%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$638,559		$1,137,839	$1,028,030	$896,204	$651,276
Ratio of Expenses to Average Net Assets (1)	1.02	%+	1.01%+	1.01%	1.04%	1.10%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.02	%+	1.01%+	1.01%	1.04%	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.08	)%+	(0.35)%+	(0.56)%	(0.04)%	(0.79)%
Portfolio Turnover Rate	34%		50%	76%	73%	111%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.05	%+	N/A	N/A	N/A	1.16%
Net Investment Loss to Average Net Assets	(0.11	)%+	N/A	N/A	N/A	(0.85)%

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 12.39		$ 12.63	$ 12.31	$ 12.02	$ 10.43
Income (Loss) from Investment Operations
Net Investment Loss†	(0.03)		(0.08)	(0.10)	(0.03)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	(5.17)		0.43	1.51	1.65	2.08
Total from Investment Operations	(5.20)		0.35	1.41	1.62	1.97
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.59)	(1.09)	(1.33)	(0.38)
Total Distributions	—		(0.59)	(1.09)	(1.33)	(0.38)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 7.19		$ 12.39	$ 12.63	$ 12.31	$ 12.02
Total Return++	(41.97)%		2.81%	11.55%	13.35%	18.79%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$345,302		$ 698,183	$ 857,275	$ 808,493	$ 713,733
Ratio of Expenses to Average Net Assets (1)	1.27	%+	1.26%+	1.26%	1.29%	1.35%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.27	%+	1.26%+	1.26%	1.29%	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.34	)%+	(0.61)%+	(0.81)%	(0.24)%	(1.02)%
Portfolio Turnover Rate	34%		50%	76%	73%	111%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.30	%+	N/A	N/A	N/A	1.41%
Net Investment Loss to Average Net Assets	(0.37	)%+	N/A	N/A	N/A	(1.09)%
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

136	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 15.75	$ 28.24	$ 23.41	$ 23.21	$ 17.92
Income (Loss) from Investment Operations
Net Investment Income†	0.31	0.33	0.42	0.45	0.40
Net Realized and Unrealized Gain (Loss) on Investments	(5.84)	(4.87)	8.44	3.58	6.17
Total from Investment Operations	(5.53)	(4.54)	8.86	4.03	6.57
Distributions from and/or in Excess of:
Net Investment Income	(0.31)	(0.50)	(0.49)	(0.44)	(0.42)
Net Realized Gain	(1.04)	(7.45)	(3.54)	(3.39)	(0.86)
Total Distributions	(1.35)	(7.95)	(4.03)	(3.83)	(1.28)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 8.87	$ 15.75	$ 28.24	$ 23.41	$ 23.21
Total Return++	(38.07)%	(16.63)%	38.85%	17.66%	37.28%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$448,897	$911,819	$1,635,926	$1,209,668	$1,097,718
Ratio of Expenses to Average Net Assets (1)	0.95%+	0.90%+	0.87%	0.89%	0.97%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.91%+	0.88%+	0.87%	0.89%	N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.19%+	1.23%+	1.55%	1.87%	2.02%
Portfolio Turnover Rate	38%	38%	36%	33%	21%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	0.96%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	2.18%+	N/A	N/A	N/A	N/A

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 15.53	$ 27.96	$ 23.21	$ 23.04	$ 17.80
Income (Loss) from Investment Operations
Net Investment Income†	0.28	0.27	0.37	0.38	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(5.77)	(4.82)	8.34	3.56	6.13
Total from Investment Operations	(5.49)	(4.55)	8.71	3.94	6.48
Distributions from and/or in Excess of:
Net Investment Income	(0.27)	(0.43)	(0.42)	(0.38)	(0.38)
Net Realized Gain	(1.04)	(7.45)	(3.54)	(3.39)	(0.86)
Total Distributions	(1.31)	(7.88)	(3.96)	(3.77)	(1.24)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 8.73	$ 15.53	$ 27.96	$ 23.21	$ 23.04
Total Return++	(38.26)%	(16.80)%	38.52%	17.37%	36.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 95,828	$171,578	$ 268,537	$157,650	$149,180
Ratio of Expenses to Average Net Assets (1)	1.20%+	1.15%+	1.12%	1.14%	1.22%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.16%+	1.13%+	1.12%	1.14%	N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.05%+	1.02%+	1.37%	1.60%	1.76%
Portfolio Turnover Rate	38%	38%	36%	33%	21%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.21%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	2.04%+	N/A	N/A	N/A	N/A
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	137

2008 Annual Report

December 31, 2008

Financial Highlights

U.S. Small/Mid Cap Value Portfolio

	Class I
	Year Ended	Period from
	December 31,	September 27, 2007^ to
Selected Per Share Data and Ratios	2008	December 31, 2007
Net Asset Value, Beginning of Period	$ 9.47	$ 10.00
Income (Loss) from Investment Operations
Net Investment Income†	0.00 ‡	0.00	‡
Net Realized and Unrealized Loss on Investments	(3.60)	(0.52)
Total from Investment Operations	(3.60)	(0.52)
Distributions from and/or in Excess of:
Net Investment Income	(0.00)‡	—
Net Realized Gain	(0.01)	(0.01)
Total Distributions	(0.01)	(0.01)
Net Asset Value, End of Period	$ 5.86	$ 9.47
Total Return++	(38.03)%	(5.21	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,492	$20,112
Ratio of Expenses to Average Net Assets	1.17%+	1.30	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.17%+	N/A
Ratio of Net Investment Income to Average Net Assets	0.02%+	0.09	%*+
Portfolio Turnover Rate	69%	38	%#

	Class P
	Year Ended	Period from
	December 31,	September 27, 2007^ to
Selected Per Share Data and Ratios	2008	December 31, 2007
Net Asset Value, Beginning of Period	$ 9.47	$ 10.00
Income (Loss) from Investment Operations
Net Investment Loss†	(0.02)	0.00	‡
Net Realized and Unrealized Loss on Investments	(3.60)	(0.52)
Total from Investment Operations	(3.62)	(0.52)
Distributions from and/or in Excess of:
Net Realized Gain	(0.01)	(0.01)
Total Distributions	(0.01)	(0.01)
Net Asset Value, End of Period	$ 5.84	$ 9.47
Total Return++	(38.21)%	(5.31	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 58	$ 95
Ratio of Expenses to Average Net Assets	1.42%+	1.55	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.42%+	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.24)%+	(0.16	)%*+
Portfolio Turnover Rate	69%	38	%#
^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended December 31, 2008 and December 31, 2007, respectively.

*	Annualized

138	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Financial Highlights

Emerging Markets Debt Portfolio

	Class I††
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$ 11.47	$ 11.99		$ 11.61	$ 10.92	$ 10.59
Income (Loss) from Investment Operations
Net Investment Income†	1.03	0.71		0.49	0.81	0.78
Net Realized and Unrealized Gain (Loss) on Investments	(2.15)	(0.23)		0.80	0.57	0.30
Total from Investment Operations	(1.12)	0.48		1.29	1.38	1.08
Distributions from and/or in Excess of:
Net Investment Income	(0.41)	(1.00)		(0.91)	(0.69)	(0.75)
Total Distributions	(0.41)	(1.00)		(0.91)	(0.69)	(0.75)
Redemption Fees	—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 9.94	$ 11.47		$ 11.99	$ 11.61	$ 10.92
Total Return++	(10.07)%	4.68%		11.08%	12.78%	10.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,887	$52,686		$81,212	$92,294	$81,109
Ratio of Expenses to Average Net Assets (1)	0.83%+	0.93	%+^	0.93%^	1.01%	1.04%^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.81%+	0.85	%+	0.92%	1.00%	1.04%
Ratio of Net Investment Income to Average Net Assets (1)	9.16%+	6.28	%+	6.11%	7.02%	7.33%
Portfolio Turnover Rate	248%	155%		55%	84%	151%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.61%+	1.21	%+	1.04%	N/A	1.07%
Net Investment Income to Average Net Assets	8.38%+	6.00	%+	6.00%	N/A	7.30%
††

On March 17, 2006, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended December 31, 2008 and December 31, 2007, respectively.

^

Effective June 1, 2006, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class I shares. Prior to June 1, 2006, the maximum ratio was 1.00% for Class I shares. Prior to May 1, 2004, the maximum ratio was 1.75% for Class I shares.

The accompanying notes are an integral part of the financial statements.	139

2008 Annual Report

December 31, 2008

Financial Highlights

Emerging Markets Debt Portfolio

	Class P††
	Year Ended December 31,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$11.77	$12.29		$11.85	$11.16	$10.80
Income (Loss) from Investment Operations
Net Investment Income†	0.94	0.69		0.50	0.78	0.78
Net Realized and Unrealized Gain (Loss) on Investments	(2.13)	(0.23)		0.81	0.60	0.30
Total from Investment Operations	(1.19)	0.46		1.31	1.38	1.08
Distributions from and/or in Excess of:
Net Investment Income	(0.40)	(0.98)		(0.87)	(0.69)	(0.72)
Total Distributions	(0.40)	(0.98)		(0.87)	(0.69)	(0.72)
Redemption Fees	—	0.00	‡	0.00 ‡	—	—
Net Asset Value, End of Period	$10.18	$11.77		$12.29	$11.85	$11.16
Total Return++	(10.34)%	4.29%		10.79%	12.54%	9.90%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,640	$870		$565	$596	$437
Ratio of Expenses to Average Net Assets (1)	1.12%+	1.20	%+^	1.17%^	1.26%	1.29%^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.10%+	1.10	%+	1.16%	1.25%	1.29%
Ratio of Net Investment Income to Average Net Assets (1)	8.56%+	5.99	%+	5.94%	6.70%	7.07%
Portfolio Turnover Rate	248%	155%		55%	84%	151%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.31%+	1.49	%+	1.29%	N/A	1.32%
Net Investment Income to Average Net Assets	7.37%+	5.71	%+	5.82%	N/A	7.04%
††

On March 17, 2006, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended December 31, 2008 and December 31, 2007, respectively.

^

Effective June 1, 2006, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class P shares. Prior to June 1, 2006, the maximum ratio was 1.25% for Class P shares. Prior to May 1, 2004, the maximum ratio was 2.00% for Class P shares.

140	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Financial Highlights

Emerging Markets Debt Portfolio

Class H
Period from
January 2, 2008^
Selected Per Share Data and Ratios	to December 31, 2008
Net Asset Value, Beginning of Period	$ 11.86
Income (Loss) from Investment Operations
Net Investment Income†	0.88
Net Realized and Unrealized Loss on Investments	(2.17)
Total from Investment Operations	(1.29)
Distributions from and/or in Excess of:
Net Investment Income	(0.39)
Total Distributions	(0.39)
Net Asset Value, End of Period	$ 10.18
Total Return++	(10.70)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 1,758
Ratio of Expenses to Average Net Assets (1)	1.18%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.10%*+
Ratio of Net Investment Income to Average Net Assets (1)	7.66%*+
Portfolio Turnover Rate	248%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.11%*+
Net Investment Income to Average Net Assets	6.73%*+
^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
#	Not Annualized
*	Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended December 31, 2008 and December 31, 2007, respectively.

The accompanying notes are an integral part of the financial statements.	141

2008 Annual Report

December 31, 2008

Financial Highlights

Emerging Markets Debt Portfolio

Class L
Period from
June 16, 2008^
Selected Per Share Data and Ratios	to December 31, 2008
Net Asset Value, Beginning of Period	$ 11.84
Income (Loss) from Investment Operations
Net Investment Income†	0.50
Net Realized and Unrealized Loss on Investments	(1.87)
Total from Investment Operations	(1.37)
Distributions from and/or in Excess of:
Net Investment Income	(0.38)
Total Distributions	(0.38)
Net Asset Value, End of Period	$ 10.09
Total Return++	(11.85)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 342
Ratio of Expenses to Average Net Assets (1)	1.72%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.60%*+
Ratio of Net Investment Income to Average Net Assets (1)	8.78%*+
Portfolio Turnover Rate	248%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	3.03%*+
Net Investment Income to Average Net Assets	7.47%*+
^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
*	Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended December 31, 2008 and December 31, 2007, respectively.

142	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

December 31, 2008

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of seventeen separate, active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”). The Fund offers up to four different classes of shares for certain Portfolios — Class I shares, Class P shares, Class H shares and Class L shares. Effective January 2, 2008, Class A shares and Class B shares of the Portfolios were renamed Class I shares and Class P shares, respectively. Each Portfolio (with the exception of the Global Real Estate, International Growth Active Extension, and Emerging Markets Debt Portfolios), offers two classes of shares — Class I and Class P. Global Real Estate, International Growth Active Extension and Emerging Markets Debt Portfolios offer Class I shares, Class P shares, Class H shares and Class L shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights. Effective January 2, 2008, the Class H shares commenced operations for the Global Real Estate, International Growth Active Extension and Emerging Markets Debt Portfolios. Effective May 1, 2008, Focus Equity and U.S. Large Cap Growth Portfolios were renamed Focus Growth and Capital Growth Portfolios, respectively. Effective June 16, 2008, the Class L shares commenced operations for the Global Real Estate, International Growth Active Extension and Emerging Markets Debt Portfolios. Effective October 21, 2008, the Class P shares commenced operations for the International Small Cap Portfolio.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. The investment objective of the international fixed income portfolio is primarily to seek a high total return consistent with preservation of capital.

The Global Franchise, International Real Estate, and U.S. Real Estate Portfolios are currently closed to new investors. However, these Portfolios will continue to offer shares as follows: (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of the Portfolios in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the Portfolios are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and its affiliates and their employees, (7) to benefit plans sponsored by Morgan Stanley and its affiliates, and (8) through certain mutual fund wrap programs sponsored by affiliates of the Adviser. The Portfolios will continue to offer shares of the Portfolios to existing shareholders and may recommence offering shares of the Portfolios to other new investors in the future.

The Fund has suspended offering shares of the Small Company Growth Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.             Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by

2008 Annual Report

December 31, 2008

Notes to Financial Statements (cont’d)

contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank, prior to the close of the NYSE, as follows:

•	investments, other assets and liabilities-at the prevailing rates of exchange on the valuation date;

•	investment transactions, investment income and expenses-at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statements of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign shares” market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Portfolio of Investments.

3.               Foreign Currency Exchange Contracts: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. Certain Portfolios may also enter into cross currency hedges which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A foreign currency ex-change contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market

2008 Annual Report

December 31, 2008

Notes to Financial Statements (cont’d)

daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

4.              Loan Agreements: Certain Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions (“Lenders”) deemed to be creditworthy by the investment adviser. A Portfolio’s investments in Loans may be in the form of participation in Loans (“Participation”) or assignments of all or a portion of Loans (“Assignments”) from third parties. A Portfolio’s investment in a Participation typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

5.              Short Sales: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included in dividend expense and interest expense, respectively, in the Statements of Operations. A Portfolio’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio’s records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6.               Securities Lending: Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios’ Statements of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

2008 Annual Report

December 31, 2008

Notes to Financial Statements (cont’d)

The value of loaned securities and related collateral outstanding at December 31, 2008 are as follows:

	Value of
	Loaned	Value of
	Securities	Collateral
Portfolio	(000)	(000)
Active International Allocation	$115,931	$121,861
Emerging Markets	142,125	151,208
Global Real Estate	48,070	50,999
Global Value Equity	3,217	3,356
International Equity	261,509	274,728
International Growth Equity	8,480	8,841
International Real Estate	46,081	48,749
U.S. Real Estate	128,396	131,746

The following Portfolios had income from securities lending (after rebates to borrowers and fees paid to securities lending agent):

Net Interest
Earned by
Portfolio
Portfolio	(000)
Active International Allocation	$1,491
Emerging Markets	2,121
Global Real Estate	144
Global Value Equity	72
International Equity	7,369
International Growth Equity	116
International Real Estate	429
U.S. Real Estate	1,229
Emerging Markets Debt	8

7.              Repurchase Agreements: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

8.              Structured Securities: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments; however, any loss is limited to the amount of the original investment.

9.               Futures: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as a realized gain or loss in the Statements of Operations. Due from (to) broker includes both initial margin and variation margin, as stated in the Statements of Assets and Liabilities.

Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

10.       Purchased and Written Options: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the

2008 Annual Report

December 31, 2008

Notes to Financial Statements (cont’d)

opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

At December 31, 2008, the Portfolios did not have any outstanding options written.

11.       Swap Agreements: Each Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Securities designated as collateral for swap agreements, if any, are designated as such in the Portfolio of Investments. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. The following summarizes swaps which may be entered into by the Portfolio.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statement of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Portfolio amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded within realized gain (loss) on the Statement of Operations. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statement of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains (losses) in the Statement of Operations.

Realized gains (losses) on maturity or termination of swap agreements are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain (loss) reported in the Statement of Assets and Liabilities may differ from that which would be realized in the event the Portfolio terminated its position in the agreement.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Assets and Liabilities.

2008 Annual Report

December 31, 2008

Notes to Financial Statements (cont’d)

12.       Contract for Differences (CFDs): CFDs are contracts entered into between a broker and the Portfolio under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into CFDs, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Portfolio recognizes a realized gain or loss when cash is received from, or paid to, the broker. CFDs are valued daily by the Portfolio and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open CFDs are included in the Statement of Assets and Liabilities. The risks of entering into CFDs include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

13.       Unfunded Commitments: Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT I, LLC the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2008, BRCP REIT I, LLC has drawn down approximately $2,287,000 which represents 32.7% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT II, LLC the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2008, BRCP REIT II, LLC has drawn down approximately $5,586,000 which represents 49.7% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Exeter Industrial Value Fund LP the Portfolio has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of December 31, 2008, Exeter Industrial Value Fund LP has drawn down approximately $800,000 which represents 0.40% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Exeter Industrial Value Fund LP the Portfolio has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2008, Exeter Industrial Value Fund LP has drawn down approximately $3,400,000 which represents 40.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 7,500,000 shares of common stock. As of December 31, 2008, Keystone Industrial Fund, LP has drawn down approximately $5,401,000 which represents 72.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund II, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 7,500,000 shares of common stock. As of December 31, 2008, Cabot Industrial Value Fund, LP has drawn down approximately $6,334,000 which represents 84.4% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund III, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 7,500,000 shares of common stock. As of December 31, 2008, Cabot Industrial Value Fund III, LP has drawn down approximately $111,000 which represents 1.5% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Global Real Estate Portfolio and Cabot Industrial Value Fund III, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 7,500,000 shares of common stock. As of December 31, 2008, Cabot Industrial Value Fund III, LP has drawn down approximately $111,000 which represents 1.5% of the commitment.

14.        Redemption Fees: The following redemption fees are designed to protect each Portfolio and its shareholders from the effects of short-term trading. Shares of the Active International Allocation, Emerging Markets, Global Franchise, Global Real Estate, Global Value Equity, International Equity, International Growth Active Extension, International Growth Equity, International Real Estate, International Small Cap, Large Cap Relative Value, Small Company Growth, U.S. Real Estate and Emerging Markets Debt Portfolios redeemed within 30 days of purchase may be subject to a 2% redemption fee. Shares of the Capital Growth, Focus Growth, and U.S. Small/Mid Cap Value Portfolios redeemed within 7 days of purchase may be subject to a 2% redemption fee. These fees, if any, are included on the Statements of Changes in Net Assets.

15.        Restricted Securities: Certain Portfolios may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered

2008 Annual Report

December 31, 2008

Notes to Financial Statements (cont’d)

or  are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period.

16.       New Accounting Pronouncement: On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

17.       Fair Value Measurement: The Portfolios adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance SFAS 157, fair value is defined as the price that the Portfolios would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value the Portfolios’ investments. The inputs are summarized in the three board levels listed below:

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including each Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities, are not necessarily an indication of the risk associated with investing in those securities.

2008 Annual Report

December 31, 2008

Notes to Financial Statements (cont’d)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolios’ investments carried at value:

	Investments in Securities (Level 1)	Investments in Securities (Level 2)	Investments in Securities (Level 3)		Total for Investments in Securities	Other Financial Instrument* (Level 1)	Other Financial Instrument* (Level 2)	Other Financial Instrument* (Level 3)	Total for Other Financial Instruments
	(000)	(000)	(000)		(000)	(000)	(000)	(000)	(000)
Active International Allocation	$ 98,729	$ 578,882	$ 22		$ 677,633	$228	$ 171	$—	$ 399
Emerging Markets	372,629	1,043,131	—	**	1,415,760	—	561	—	561
Global Franchise	29,723	51,338	—		81,061	—	369	—	369
Global Real Estate	237,004	324,386	911		562,301	—	(8)	—	(8)
Global Value Equity	15,570	23,686	—		39,256	—	131	—	131
International Equity	434,572	3,070,500	18,265		3,523,337	—	31,598	—	31,598
International Growth Active Extension	408	4,428	—		4,836	76	—	—	76
International Growth Equity	10,843	39,417	—		50,260	—	—	—	—
International Real Estate	44,418	439,180	—		483,598	—	—	—	—
International Small Cap	12,029	305,591	—	**	317,620	—	(7)	—	(7)
Capital Growth	555,908	49,435	—	**	605,343	—	—	—	—
Focus Growth	5,493	531	—		6,024	—	—	—	—
Large Cap Relative Value	177,005	8,379	—		185,384	—	—	—	—
Small Company Growth	932,473	35,493	26,085		994,051	—	—	—	—
U.S. Real Estate	622,558	25,982	22,001		670,541	—	—	—	—
U.S. Small/Mid Cap Value	16,270	233	—		16,503	—	—	—	—
Emerging Markets Debt	3,665	25,684	—		29,349	—	15	—	15

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value for Investment in Securities:

	Beginning		Accrued			Change in unrealized		Net transfers in
	Balance as of		discounts/		Realized	appreciation	Net purchases	and/or out of	Balance as of
	12/31/07		Premiums		gain (loss)	(depreciation)	(sales)	Level 3	12/31/08
	(000)		(000)		(000)	(000)	(000)	(000)	(000)
Active International Allocation	$ —		$—		$ —	$ —	$ —	$ 22	$ 22
Emerging Markets	—	**	—		—	—	—	—	—	**
Global Franchise	—		—		—	—	—	—	—
Global Real Estate	200		—		—	—	711	—	911
Global Value Equity	—		—		—	—	—	—	—
International Equity	—		—		—	—	—	18,265	18,265
International Growth Active Extension	—		—		—	—	—	—	—
International Growth Equity	—		—		—	—	—	—	—
International Real Estate	—		—		—	—	—	—	—
International Small Cap	—	**	—		—	—	—	—	—	**
Capital Growth	—	**	—		—	—	—	—	—	**
Focus Growth	—		—		—	—	—	—	—
Large Cap Relative Value	—		—		—	—	—	—	—
Small Company Growth	7,581		—		—	5,510	7,325	5,669	26,085
U.S. Real Estate	18,833		—		(1,056)	(40)	4,264	—	22,001
U.S. Small/Mid Cap Value	—		—		—	—	—	—	—
Emerging Markets Debt	114		—	@	—	(15)	(99)	—	—

@	Amount is less than $500.
*	Other financial instruments include futures, forwards, swaps and CFDs.
**	Includes a security which is valued at zero.

2008 Annual Report

December 31, 2008

Notes to Financial Statements (cont’d)

Following is the amounts of total gains (losses) for the period included in earnings attributable to the change in un-realized gains (losses) relating to assets and liabilities still held at December 31, 2008:

	Investments	Other Financial
	in Securities	Instruments
Portfolio	(000)	(000)
Active International Allocation	$ (14)	$—
Emerging Markets	—	—
Global Franchise	—	—
Global Real Estate	—	—
Global Value Equity	—	—
International Equity	(1,438)	—
International Growth Active Extension	—	—
International Growth Equity	—	—
International Real Estate	—	—
International Small Cap	—	—
Capital Growth	—	—
Focus Growth	—	—
Large Cap Relative Value	—	—
Small Company Growth	(3,895)	—
U.S. Real Estate	(1,301)	—
U.S. Small/Mid Cap Value	—	—
Emerging Markets Debt	—	—

18.       Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Certain Portfolios may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory Agreement (the “Agreement”) at the annual rates of the average daily net assets indicated below.

	Average Daily	Advisory
Portfolio	Net Assets	Fee
Active International Allocation	first $1.0 billion	0.65%
	over $1.0 billion	0.60
Emerging Markets	first $500 million	1.25
	next $500 million	1.20
	next $1.5 billion	1.15
	over $2.5 billion	1.00
Global Franchise	first $500 million	0.80
	next $500 million	0.75
	over $1.0 billion	0.70
Global Real Estate		0.85
Global Value Equity	first $1.0 billion	0.67
	next $500 million	0.645
	next $1.0 billion	0.62
	next $1.0 billion	0.595
	next $1.0 billion	0.57
	over $4.5 billion	0.545
International Equity	first $10 billion	0.80
	over $10 billion	0.75
International Growth Active Extension	first $1.0 billion	1.15
	next $500 million	1.05
	over $1.5 billion	0.95
International Growth Equity	first $1.0 billion	0.75
	over $1.0 billion	0.70
International Real Estate		0.80
International Small Cap	first $1.5 billion	0.95
	over $1.5 billion	0.90
Capital Growth	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Focus Growth	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Large Cap Relative Value	first $150 million	0.50
	next $100 million	0.45
	next $100 million	0.40
	over $350 million	0.35
Small Company Growth	first $1.0 billion	0.92
	next $500 million	0.85
	over $1.5 billion	0.80
U.S. Real Estate	first $500 million	0.80
	next $500 million	0.75
	over $1.0 billion	0.70
U.S. Small/Mid Cap Value		0.67
Emerging Markets Debt	first $500 million	0.75
	next $500 million	0.70
	over $1.0 billion	0.65

MS Investment Management has voluntarily agreed to waive fees payable to it and to reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, if necessary, if the total annual operating expenses, excluding bank overdraft, certain foreign taxes, transfer agent fees for Class H and Class L Shares and extraordinary expenses as defined,

2008 Annual Report

December 31, 2008

Notes to Financial Statements (cont’d)

expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

		Maximum Expense Ratio
	Class I	Class P	Class H	Class L
Active International Allocation	0.80%	1.05%	N/A	N/A
Emerging Markets	1.65	1.90	N/A	N/A
Global Franchise	1.00	1.25	N/A	N/A
Global Real Estate	1.05	1.30	1.30%	1.80%
Global Value Equity	1.00	1.25	N/A	N/A
International Equity	1.00	1.25	N/A	N/A
International Growth Active Extension	1.25	1.50	1.50	2.00
International Growth Equity	1.00	1.25	N/A	N/A
International Real Estate	1.00	1.25	N/A	N/A
International Small Cap	1.15	1.40	N/A	N/A
Capital Growth	0.80	1.05	N/A	N/A
Focus Growth	1.00	1.25	N/A	N/A
Large Cap Relative Value	0.70	0.95	N/A	N/A
Small Company Growth	1.10	1.35	N/A	N/A
U.S. Real Estate	1.00	1.25	N/A	N/A
U.S. Small/Mid Cap Value	N/A	N/A	N/A	N/A
Emerging Markets Debt	0.85	1.10	1.10	1.60

Fee waivers and/or expense reimbursements are voluntary and may be commenced or terminated at any time. For the year ended December 31, 2008, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Advisory Fees
Waived and/or
Reimbursed
Portfolio	(000)
Active International Allocation	$202
Global Franchise	15
Global Real Estate	4
Global Value Equity	13
International Growth Active Extension	162
International Growth Equity	69
Focus Growth	37
Emerging Markets Debt	289

@ Amount is less than $500.

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited, Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company (each a “Sub- Adviser”), all wholly-owned subsidiaries of Morgan Stanley. The Sub-Advisers, subject to the control and supervision of the Fund, its officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolios, make certain day-to-day investment decisions for certain Portfolios and place certain of the Portfolios’ purchase and sales orders. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolios which receive these services.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Fund with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.08% of the average daily net assets of each Portfolio. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution and Shareholder Servicing Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund’s Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund had adopted Shareholder Service Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the 1940 Act. Under the Shareholder Service Plans, each applicable Portfolio pays the Distributor a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class P and Class H shares.

In addition, the Fund has adopted a Distribution and Shareholder Service Plan with respect to Class L shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Shareholder Service Plan, each applicable Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class L shares.

The distribution and shareholder servicing fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company, Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

2008 Annual Report

December 31, 2008

Notes to Financial Statements (cont’d)

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940Act. The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

G. Portfolio Investment Activity:

1.              Security Transactions: During the year ended December 31, 2008, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

	Purchases	Sales
Portfolio	(000)	(000)
Active International Allocation	$259,782	$326,844
Emerging Markets	2,343,997	2,740,278
Global Franchise	36,208	30,565
Global Real Estate	651,622	279,419
Global Value Equity	47,010	69,515
International Equity	1,579,382	2,590,254
International Growth Active Extension	5,923	5,752
International Growth Equity	90,646	29,720
International Real Estate	490,776	658,103
International Small Cap	263,953	482,645
Capital Growth	495,113	684,778
Focus Growth	4,388	6,610
Large Cap Relative Value	117,131	131,151
Small Company Growth	494,398	603,655
U.S. Real Estate	341,251	464,858
U.S. Small/Mid Cap Value	19,659	13,780
Emerging Markets Debt	86,171	106,659

There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2008.

2.              Transactions with Affiliates: The Portfolios invest in the Institutional Class of portfolios within the Morgan Stanley Institutional Liquidity Funds (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. A summary of the Portfolio’s transactions in the shares of the Liquidity Funds during the year ended December 31, 2008 is set forth below:

	Market Value	Purchases	Sales	Dividend	Market Value
	December 31, 2007	at Cost	Proceeds	Income	December 31, 2008
Portfolio	(000)	(000)	(000)	(000)	(000)
Active International Allocation	$71,488	$602,581	$576,309	$3,097	$97,760
Emerging Markets	35,567	1,117,135	980,528	2,320	172,174
Global Franchise	2,268	52,797	52,168	89	2,897
Global Real Estate	—	559,235	510,769	762	48,466
Global Value Equity	783	27,751	25,035	56	3,499
International Equity	108,256	2,260,205	1,992,338	8,215	376,123
International Growth Active Extension	43	5,131	5,162	4	12
International Growth Equity	13,311	98,130	103,631	129	7,810
International Real Estate	—	483,863	439,445	938	44,418
International Small Cap	—	244,465	232,436	267	12,029
Capital Growth	24,808	461,999	474,835	564	11,972
Focus Growth	1,147	4,215	5,311	14	51
Large Cap Relative Value	4,943	98,894	93,834	302	10,003
Small Company Growth	13,933	378,942	375,640	578	17,235
U.S. Real Estate	—	574,043	463,200	1,557	110,843
U.S. Small/Mid Cap Value	1,278	14,422	14,839	36	861
Emerging Markets Debt	1,887	70,253	68,475	74	3,665

Investment Advisory fees paid by the Portfolios are reduced by an amount equal to their pro-rata share of the advisory and administration fees paid by the Liquidity Funds (“Rebate”). For the year ended December31, 2008, advisory fees paid were reduced as follows:

	Rebate
Portfolio	(000)
Active International Allocation	$ 83
Emerging Markets	54
Global Franchise	5
Global Real Estate	27
Global Value Equity	1
International Equity	187
International Growth Active Extension	—	@
International Growth Equity	2
International Real Estate	24
International Small Cap	11
Capital Growth	21
Focus Growth	—	@
Large Cap Relative Value	12
Small Company Growth	20
U.S. Real Estate	37
U.S. Small/Mid Cap Value	1
Emerging Markets Debt	3

@ Amount is less than $500.

2008 Annual Report

December 31, 2008

Notes to Financial Statements (cont’d)

The Emerging Markets Equity Portfolio invests in Morgan Stanley Growth Fund., a closed-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund was acquired at a cost of $3,415,000.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the the year ended December 31, 2008 is as follows.

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$28,374	—	—	—	$11,192

The Active International Allocation Portfolio invests in Mitsubishi UFJ Financial Group, Inc and Mitsubishi UFL Lease & Finance Co., Ltd.., affiliates of the Adviser. The Mitsubishi UFJ Financial Group, Inc. and Mitsubishi UFL Lease & Finance Co., Ltd., were acquired at a cost of $8,810,000 and $28,000, respectively.

A summary of the Portfolio’s transactions in shares of The Mitsubishi UFJ Financial Group, Inc. and Mitsubishi UFL Lease & Finance Co., Ltd. during the the year ended December 31, 2008 is as follows.

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$7,897	$133	$2,105	$117	$5,087
—	28	—	—	@ 15

The Large Cap Relative Value Portfolio invests in Mitsubishi UFJ Financial Group, Inc. ADR, an affiliate of the Adviser. The Mitsubishi UFJ Financial Group, Inc. ADR, was acquired at a cost of $550,000.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the the year ended December 31, 2008 is as follows.

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$—	$550	—	$4	$368

During the year ended December 31, 2008, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer:

	Broker
	Commissions
Portfolio	(000)
Emerging Markets	$68
Global Franchise	—	@
Global Real Estate	91
Global Value Equity	2
International Growth Active Extension	—	@
International Real Estate	77
Capital Growth	6
Large Cap Relative Value	2
Small Company Growth	2
U.S. Small/Mid Cap Value	3
U.S. Real Estate	24

@ Amount is less than $500.

Additionally, during the year ended December 31, 2008, Emerging Markets Portfolio incurred approximately $44,000 in brokerage commissions with China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

H. Federal Income Taxes: It is each Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant un-certain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as

2008 Annual Report

December 31, 2008

Notes to Financial Statements (cont’d)

ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 were as follows:

	2008		2007
	Distributions		Distributions
	Paid From:		Paid From:
	Ordinary	Long-term	Ordinary	Long-term
	Income	Capital Gain	Income	Capital Gain
Portfolio	(000)	(000)	(000)	(000)
Active International Allocation	$ 9,170	$ 40,185	$ 43,168	$ 50,249
Emerging Markets	46,243	110,850	111,228	501,698
Global Franchise	6,027	1,482	1,348	17,751
Global Real Estate	1,678	2,130	31,622	3,308
Global Value Equity	2,472	712	2,759	13,384
International Equity*	105,453	309,605	205,097	800,160
International Growth Active Extension	151	—	—	—
International Growth Equity	1,891	267	127	260
International Real Estate	152	5,259	91,243	63,755
International Small Cap	13,263	30,493	21,636	212,655
Capital Growth	4,769	1,427	5,423	—
Focus Growth	24	—	22	—
Large Cap Relative Value	4,799	1,219	5,050	11,838
Small Company Growth	—	—	—	82,806
U.S. Real Estate	20,213	70,297	69,511	339,875
U.S. Small/Mid Cap Value	31	—	18	—
Emerging Markets Debt	989	—	4,283	—

*Amounts based on October 31 tax year end.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing and the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT adjustments, foreign currency transactions, foreign futures and options transactions, short sales, defaulted bonds, paydown adjustments, return of capital from certain securities, expiring capital losses, distribution redesignations, foreign taxes paid on capital gains, net operating losses, nondeductible expenses, certain equity securities designated as issued by “passive foreign investment companies” and excess distributions resulted in the following reclassifications among the Portfolios’ components of net assets at December 31, 2008:

	Accumulated
	Undistributed
	(Distributions in
	Excess of) Net	Accumulated
	Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Portfolio	(000)	(000)	(000)
Active International Allocation	$(10,538)	$10,538	$ — @
Emerging Markets	(2,191)	5,759	(3,568)
Global Franchise	3,607	(3,607)	—
Global Real Estate	476	(267)	(209)
Global Value Equity	957	(955)	(2)
International Equity	(12,811)	6,509	6,302
International Growth Active Extension	16	(1)	(15)
International Growth Equity	23	(23)	—
International Real Estate	7,426	(6,001)	(1,425)
International Small Cap	763	(763)	—
Capital Growth	2,188	(51)	(2,137)
Focus Growth	30	(3)	(27)
Large Cap Relative Value	(1)	1	—
Small Company Growth	2,515	98	(2,613)
U.S. Real Estate	(1,006)	3,810	(2,804)
U.S. Small/Mid Cap Value	1	— @	(1)
Emerging Markets Debt	(1,963)	2,411	(448)

@ Amount is less than $500.

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
	Ordinary	Long-term
	Income	Capital Gain
Portfolio	(000)	(000)
Active International Allocation	$ 1,349	$ —
Global Franchise	1,058	—
Global Real Estate	210	—
Global Value Equity	312	5
International Growth Equity	11	—
International Small Cap	768	—
Large Cap Relative Value	30	—
U.S. Real Estate	283	—
Emerging Markets Debt	353	—

Any Portfolios not shown above had no distributable earnings on a tax basis at December 31, 2008.

At December 31, 2008, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

				Net
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)
Active International Allocation	$827,982	$26,940	$(177,289)	$ (150,349)
Emerging Markets	2,029,918	34,955	(649,113)	(614,158)
Global Franchise	95,100	3,847	(17,886)	(14,039)
Global Real Estate	1,023,759	1,442	(462,900)	(461,458)
Global Value Equity	37,023	2,628	(395)	2,233
International Equity	4,304,732	198,286	(979,681)	(781,395)
International Growth Active Extension	11,053	76	(4,564)	(4,488)
International Growth Equity	81,353	359	(31,452)	(31,093)
International Real Estate	1,093,832	6	(610,240)	(610,234)
International Small Cap	462,496	15,315	(160,191)	(144,876)

2008 Annual Report

December 31, 2008

Notes to Financial Statements (cont’d)

				Net
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)
Capital Growth	$905,650	$ 23,264	$(323,571)	$(300,307)
Focus Growth	9,833	157	(3,966)	(3,809)
Large Cap Relative Value	234,089	5,879	(54,584)	(48,705)
Small Company Growth	1,467,403	90,653	(564,005)	(473,352)
U.S. Real Estate	957,567	4,499	(291,525)	(287,026)
U.S. Small/Mid Cap Value	22,982	194	(6,673)	(6,479)
Emerging Markets Debt	33,525	113	(4,289)	(4,176)

At December 31, 2008, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Portfolio	2009	2010	2011	2012	2015	2016	Total
Active International Allocation	$—	$—	$—	$—	$—	$1,241	$1,241
Global Franchise	—	—	—	—	—	275	275
Global Real Estate	—	—	—	—	—	54,045	54,045
International Growth Active Extension	—	—	—	—	52	1,194	1,246
International Growth Equity	—	—	—	—	—	5,211	5,211
International Real Estate	—	—	—	—	—	98,798	98,798
International Small Cap	—	—	—	—	—	31,842	31,842
Capital Growth	—	—	—	—	—	61,044	61,044
Focus Growth	—	15,905	—	296	—	334	16,535
Large Cap Relative Value*	16,090	32,107	—	—	—	2,911	51,108
Small Company Growth*	—	14,422	—	—	—	5,069	19,491
U.S. Real Estate	—	—	—	—	—	10,379	10,379
U.S. Small Mid Cap Value	—	—	—	—	—	1,751	1,751

* Capital loss carryover from target fund.

The amounts reflected in the capital loss carryforward table for Large Cap Relative Value Portfolio represent capital loss carryforward brought forward as a result of the Portfolio’s merger with the MSIFT Equity Portfolio. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. This acquired capital loss carryforward is expected to expire between 2009-2010.

In addition, the amounts reflected in the capital loss carryforward table above for the Small Company Growth Portfolio represent capital loss carryforward acquired from MSIFT Small Cap Growth Portfolio after limitations pursuant to Internal Revenue Code, Section 383. This aquired capital loss carryforward is expected to expire in 2010.

During the year ended December 31, 2008, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Capital Loss
Carryforward
Utilized
Portfolio	(000)
Emerging Markets Debt	778

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital, passive investment company (PFIC), and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2008, the Portfolio deferred to January 2, 2009 for U.S. Federal income tax purposes, post-October capital, PFIC and currency losses as indicated:

	Capital	Currency		PFIC
	Losses	Losses		Losses
Portfolio	(000)	(000)		(000)
Active International Allocation	$ 10,760	$ —		$ —
Emerging Markets	196,824	—		—
Global Real Estate	44,620	—		—
Global Value Equity	14,730	—		25
International Growth Active Extension	584	—		—
International Growth Equity	4,363	24		—
International Real Estate	42,341	135		—
International Small Cap	32,177	—		—
Capital Growth	46,658	—		—
Focus Growth	308	—	@	—
Large Cap Relative Value	11,498	—		—
U.S. Real Estate	64,021	—	@	—
U.S. Small/Mid Cap Value	2,220	—		—
Emerging Markets Debt	442	221		—

@ Amount is less than $500.

For the year ended December 31, 2008, the Emerging Markets Debt Portfolio realized losses from in-kind redemptions of approximately $669,000. The losses are not taxable income to the Portfolio.

I.      Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J.      Other: The net assets of certain Portfolios include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios’ investments are concentrated in a

2008 Annual Report

December 31, 2008

Notes to Financial Statements (cont’d)

limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Global Real Estate, International Real Estate and U.S. Real Estate Portfolios invest a significant portion of their assets in securities of real estate investment trusts (REIT). The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolios.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statements of Assets and Liabilities.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer’s share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of counterparty’s failure to complete the transaction.

At December 31, 2008, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Portfolio	Class I	Class P	Class H	Class L
Active International Allocation	—%	17.1%	—%	—%
Emerging Markets	50.1	86.0	—	—
Global Franchise	80.0	—	—	—
Global Real Estate	34.7	86.4	—	—
Global Value Equity	66.0	93.2	—	—
International Equity	11.0	73.7	—	—
International Growth Active Extension	—	—	—	—
International Growth Equity	98.9	27.8	—	—
International Real Estate	48.5	15.1	—	—
International Small Cap	24.9	—	—	—
Capital Growth	32.4	80.7	—	—
Focus Growth	—	22.3	—	—
Large Cap Relative Value	80.7	97.8	—	—
Small Company Growth	35.2	63.2	—	—
U.S. Real Estate	36.9	74.7	—	—
U.S. Small/Mid Cap Value	22.6	—	—	—
Emerging Markets Debt	15.6	59.2	—	—

K. Subsequent Event: On November 19, 2008, the Board of Directors of the Fund approved, subject to shareholder approval, the merger of Global Value Equity Portfolio into Global Franchise Portfolio. Completion of the merger is subject to a number of conditions, including approval by the shareholders of the Fund.

2008 Annual Report

December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Active International Allocation Portfolio, Emerging Markets Portfolio, Global Franchise Portfolio, Global Real Estate Portfolio, Global Value Equity Portfolio, International Equity Portfolio, International Growth Active Extension Portfolio, International Growth Equity Portfolio, International Real Estate Portfolio, International Small Cap Portfolio, Capital Growth Portfolio, Focus Growth Portfolio, Large Cap Relative Value Portfolio, Small Company Growth Portfolio, U.S. Real Estate Portfolio, Emerging Markets Debt Portfolio, and U.S. Small/Mid Cap Value Portfolio (the “Portfolios”) (seventeen of the Portfolios comprising Morgan Stanley Institutional Fund, Inc.), including the portfolios of investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statement of cash flows for the International Growth Active Extension Portfolio for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising Morgan Stanley Institutional Fund, Inc. at December 31, 2008, the results of their operations for the year then ended, the cash flows for the aforementioned portfolio for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 20, 2009

2008 Annual Report

December 31, 2008

Federal Income Tax Information: (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2008.

For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.):

	Div. Received	Qualifying U.S.
Portfolio	Deduction %	Govt. Income %
Active International Allocation	19.6%	—%
Global Franchise	20.0	—
Global Real Estate	34.0	—
Global Value Equity	20.2	—
International Growth Active Extension	1.7	—
Capital Growth	96.4	—
Focus Growth	100.0	—
Large Cap Relative Value	100.0	—
U.S. Real Estate	9.9	—
U.S. Small/Mid Cap Value	80.8	—

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

Amount
Portfolio	(000)
Active International Allocation	$40,186
Emerging Markets	110,850
Global Franchise	1,482
Global Real Estate	2,130
Global Value Equity	712
International Equity	309,605
International Growth Equity	267
International Real Estate	5,259
International Small Cap	30,493
Capital Growth	1,427
Large Cap Relative Value	1,219
U.S. Real Estate	70,297

2008 Annual Report

December 31, 2008

Federal Income Tax Information: (cont’d)

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2008.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2004. Each of the applicable Portfolios designated up to the following maximum amounts as taxable at this lower rate:

Amount
Portfolio	(000)
Active International Allocation	$9,351
Emerging Markets	3,210
Global Franchise	4,669
Global Real Estate	1,929
Global Value Equity	1,572
International Growth Equity	1,585
International Small Cap	14,539
Capital Growth	4,764
Focus Growth	24
Large Cap Relative Value	4,798
U.S. Small/Mid Cap Value	21

The following Portfolios intend to pass through foreign tax credits and have derived net income from sources within foreign countries amounting to:

	Foreign Tax	Net Foreign
	Credits	Source Income
Portfolio	(000)	(000)
Active International Allocation	$1,046	$28,882
Emerging Markets	3,204	55,334
Global Franchise	229	3,019
Global Real Estate	345	13,977
Global Value Equity	47	1,412
International Equity	435	181,732
International Growth Active Extension	28	426
International Growth Equity	52	2,504
International Small Cap	1,277	19,203

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2008 Annual Report

December 31, 2008

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

Morgan Stanley Institutional Fund, Inc. (collectively, the “Fund”) is required by federal law to provide you with a copy of their Privacy Policy (“the Policy”) annually.

This Policy applies to individual clients who are current and former advisory clients of certain Morgan Stanley Investment Management’s U.S. investment advisers and to current and former individual investors in the Fund. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives.

This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“other Morgan Stanley companies”), including but not limited to our global financial services affiliates that are part of our integrated securities and investment management business, and our credit services affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.   WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•       We collect information such as your name, address, e-mail address, phone number and account title.

•       We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•       We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•       We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.           WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to nonaffiliated third parties.

a.   Information we disclose to other Morgan Stanley companies:

In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other Morgan Stanley companies. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

2008 Annual Report

December 31, 2008

U.S. Privacy Policy (cont’d)

b.   Information we discloses to third parties:

We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf.

Morgan Stanley recognizes that your relationship with your Financial Advisor is important. If your Financial Advisor’s affiliation with Morgan Stanley ends and he/she joins a nonaffiliated securities broker-dealer with which Morgan Stanley has entered into an agreement limiting the use of information, Morgan Stanley will permit your Financial Advisor to retain certain of your contact information, limited to your name, address, e-mail address, phone number and account title.

When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We respect your privacy and offer you choices as to whether we share with other Morgan Stanley companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with other Morgan Stanley companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

You may limit other Morgan Stanley companies from marketing their products or services to you based on your personal information that they receive from other Morgan Stanley companies. This information includes your income, assets and account history. Your choice to limit marketing offers from other Morgan Stanley companies will apply until you tell us to change your choice.

2008 Annual Report

December 31, 2008

U.S. Privacy Policy (cont’d)

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•       Calling us at (800) 548-7786

Monday—Friday between 8 a.m. and 5 p.m. (ET)

•       Writing to us at the following address:

Morgan Stanley Institutional Fund, Inc.
c/o Morgan Stanley Services Company, Inc.
PO Box 219804
Kansas City, MO 64121-9804

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about Morgan Stanley products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Morgan Stanley, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except  as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Morgan Stanley Institutional Fund, Inc.
c/o Morgan Stanley Services Company, Inc.
PO Box 219804
Kansas City, MO 64121-9804

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

© 2009 Morgan Stanley Institutional Fund, Inc.

2008 Annual Report

December 31, 2008

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors
Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Institute (policy organization) through November 2008; retired as Admiral in the U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officer de l’Orde National du Mérite by the French Government.

				161	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68 c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				163	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60 c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	163	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	164	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2008 Annual Report

December 31, 2008

Director and Officer Information (cont’d)

Independent Directors: (cont’d)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				161	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	163	None.

W. Allen Reed (61)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	161	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	164	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2008 Annual Report

December 31, 2008

Director and Officer Information (cont’d)

Interested Directors:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	162	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                    This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**             The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. (“MSIM”) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

†                     For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

2008 Annual Report

December 31, 2008

Director and Officer Information (cont’d)

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996 - March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 - July 2004).

Carsten Otto (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

2008 Annual Report

December 31, 2008

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

Distributor

Morgan Stanley Distribution, Inc.

One Tower Bridge Road

100 Front Street, Suite 1100

West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.

P.O. Box 219804

Kansas City, MO 64121-9804

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, NY 10017

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com/msim. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund’s Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1-800-281-2715

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling 1(800) 548-7786 or by visiting our website at www.morganstanley.com/msim. This information is also available on the SEC’s website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/msim or call 1(800) 548-7786.

Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

MSIF: (800) 548-7786

© 2009 Morgan Stanley

MSIFTANN IU09-00533P-Y12/08

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2008

	Registrant		Covered Entities(1)
Audit Fees	$619,350		N/A

Non-Audit Fees
Audit-Related Fees			$742,276	(2)
Tax Fees	$77,990	(3)	$99,522	(4)
All Other Fees			$246,887	(5)
Total Non-Audit Fees	$77,990		$1,088,685

Total	$697,340		$1,088,685

2007

	Registrant			Covered Entities(1)
Audit Fees		$724,100		N/A

Non-Audit Fees
Audit-Related Fees	$			$731,800	(2)
Tax Fees		$71,650	(3)	$104,020	(4)
All Other Fees	$			$166,270	(5)
Total Non-Audit Fees		$71,650		$1,002,090

Total		$795,750		$1,002,090

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report and advisory consulting work.

(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed

1

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2

Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general

3

pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

4

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

5

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)            Not applicable.

(g)           See table above.

(h)           The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not used.

6

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Institutional Fund, Inc.

By:	/s/ Randy Takian

Name:	Randy Takian
Title:	Principal Executive Officer
Date:	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Takian

Name:	Randy Takian
Title:	Principal Executive Officer
Date:	February 19, 2009

By:	/s/ James W. Garrett

Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	February 19, 2009